UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-649

Fidelity Puritan Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2004

Item 1. Reports to Stockholders

Fidelity®

Balanced

Fund

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Balanced Fund	12.82%	4.81%	9.58%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced Fund on July 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Larry Rakers, Lead Portfolio Manager of Fidelity® Balanced Fund

Investors saw a sharp reversal in equity and investment-grade bond performance during the year ending July 31, 2004. In the first half of the period, optimism about the economy led to a run-up in high-growth semiconductor and biotechnology stocks, and in the market in general. But stocks retreated in the second half on concerns about skyrocketing energy prices and higher interest rates, among other factors. Regardless, the Standard & Poor's 500SM Index climbed 13.17% for the year, while the Dow Jones Industrial AverageSM rose 12.11% and the tech-heavy NASDAQ Composite® Index returned 9.29%. Investment-grade debt traveled a path similar to stocks. Bonds did well early on through the first quarter of 2004, based partly on the Federal Reserve Board's accommodative monetary policy. But that changed in April, when a strong jump in job creation caused bond prices to plunge and investors to re-evaluate their expectations about future interest rate hikes. The Fed confirmed investors' fears by raising rates in June. Still, bonds did well for the year overall, as the Lehman Brothers® Aggregate Bond Index climbed 4.84%.

The fund rose 12.82% during the past year, outpacing the 9.23% return of the LipperSM Balanced Funds Average and the 11.34% return of the Fidelity Balanced Hybrid Composite Index. While security selection was the main performance driver, asset allocation also contributed. Specifically, the fund benefited from overweighting equities amid a positive environment for riskier assets, while underweighting investment-grade bonds, which struggled. Also, within the bond allocation, having a modest stake in surging high-yield securities was a big win versus the index. On the equity front, most of our gains came from the leading materials and energy sectors, where I emphasized stocks - including copper producer Phelps Dodge and drilling equipment maker National-Oilwell - poised to benefit from the growing supply/demand imbalance for natural resources. Good stock picking in capital goods and utilities also contributed, led by industrial conglomerate Tyco International and independent power producer AES. Conversely, we shed some gains by overweighting weak technology stocks, such as chipmaker Agere Systems and disk-drive manufacturer Seagate Technology. Some poor picks in transportation and media, including Frontier Airlines and satellite TV giant EchoStar, also hurt. In bonds, our investment-grade subportfolio solidly beat its index, mainly by underweighting government bonds and overweighting stronger-performing mortgage securities.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Actual	$ 1,000.00	$ 977.50	$ 3.34
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.58	$ 3.42

* Expenses are equal to the Fund's annualized expense ratio of .68%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	1.8	2.1
Bank of America Corp.	1.4	1.0
Weatherford International Ltd.	1.2	1.1
J.P. Morgan Chase & Co.	1.1	0.4
American International Group, Inc.	1.0	0.9
	6.5
Top Five Bond Issuers as of July 31, 2004
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	10.0	10.0
U.S. Treasury Obligations	7.7	6.9
Freddie Mac	1.1	1.4
Government National Mortgage Association	0.4	0.9
Ford Motor Credit Co.	0.3	0.2
	19.5
Top Five Market Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.0	18.1
Information Technology	10.7	12.1
Consumer Discretionary	9.2	10.5
Health Care	8.2	7.1
Energy	8.0	6.9
Asset Allocation (% of fund's net assets)
As of July 31, 2004*		As of January 31, 2004**
	Stocks 67.8%		Stocks 67.8%
	Bonds 32.0%		Bonds 31.4%
	Convertible Securities 0.7%		Convertible Securities 0.4%
	Other Investments 0.0%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets*** (0.5)%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	10.1%	** Foreign investments	9.0%

Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

***Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 67.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 8.0%
Auto Components - 0.2%
Gentex Corp.	64,400	$ 2,306
TRW Automotive Holdings Corp.	824,100	17,141
		19,447
Automobiles - 0.1%
Coachmen Industries, Inc.	99,100	1,541
Fleetwood Enterprises, Inc. (a)	347,700	4,673
Harley-Davidson, Inc.	89,200	5,340
		11,554
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp. unit	140,000	6,525
Kerzner International Ltd. (a)	380,000	17,826
McDonald's Corp.	1,399,000	38,473
Multimedia Games, Inc. (a)	414,900	7,854
Outback Steakhouse, Inc.	232,900	9,458
Royal Caribbean Cruises Ltd.	410,000	17,528
Wendy's International, Inc.	254,700	9,111
Wyndham International, Inc. Class A (a)	4,000,000	3,920
		110,695
Household Durables - 1.0%
Champion Enterprises, Inc. (a)	1,487,100	14,469
D.R. Horton, Inc.	409,995	11,328
Interface, Inc. Class A (a)	952,500	7,925
KB Home	168,500	10,792
LG Electronics, Inc.	109,600	4,576
Ryland Group, Inc.	89,200	6,906
Standard Pacific Corp.	186,800	8,669
Techtronic Industries Co. Ltd.	11,989,000	17,830
Toll Brothers, Inc. (a)	435,000	17,287
WCI Communities, Inc. (a)	309,200	6,657
		106,439
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. (a)	211,700	8,239
Leisure Equipment & Products - 0.0%
Brunswick Corp.	104,800	4,090
Media - 3.7%
Antena 3 Television SA (a)	172,100	9,084
Citadel Broadcasting Corp.	575,000	8,102
Clear Channel Communications, Inc.	1,789,400	63,882
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Cumulus Media, Inc. Class A (a)	317,700	$ 4,664
EchoStar Communications Corp. Class A (a)	702,099	19,462
Emmis Communications Corp. Class A (a)	503,000	9,919
Fox Entertainment Group, Inc. Class A (a)	479,200	12,953
Lamar Advertising Co. Class A (a)	924,300	37,166
Liberty Media Corp. Class A (a)	2,647,168	22,448
Liberty Media International, Inc.:
Class A (a)	180,818	5,638
Class A rights 8/23/04 (a)	31,204	188
News Corp. Ltd. sponsored ADR	330,000	10,484
NRJ Group	326,500	6,674
NTL, Inc. (a)	828,230	43,167
Radio One, Inc. Class D (non-vtg.) (a)	485,004	7,377
Salem Communications Corp. Class A (a)	225,000	5,715
SBS Broadcasting SA (a)	154,900	5,624
The DIRECTV Group, Inc. (a)	868,900	14,085
Time Warner, Inc. (a)	2,604,242	43,361
UnitedGlobalCom, Inc. Class A (a)	1,188,800	7,537
Univision Communications, Inc. Class A (a)	248,800	7,208
Viacom, Inc. Class B (non-vtg.)	755,600	25,381
Vivendi Universal SA sponsored ADR (a)	114,000	2,836
Walt Disney Co.	1,120,700	25,877
		398,832
Multiline Retail - 0.3%
Barneys, Inc. warrants 4/1/08 (a)	430	26
JCPenney Co., Inc.	310,000	12,400
Saks, Inc.	620,000	8,091
ShopKo Stores, Inc. (a)	386,300	6,007
		26,524
Specialty Retail - 1.4%
Abercrombie & Fitch Co. Class A	250,000	9,220
Advance Auto Parts, Inc. (a)	325,000	12,064
Best Buy Co., Inc.	247,700	11,929
Boise Cascade Corp.	410,000	13,223
Christopher & Banks Corp.	530,001	8,676
Foot Locker, Inc.	625,000	14,063
Home Depot, Inc.	580,000	19,558
Linens 'N Things, Inc. (a)	193,300	5,146
Ross Stores, Inc.	485,900	11,249
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
The Pep Boys - Manny, Moe & Jack	106,400	$ 2,202
Too, Inc. (a)	225,000	3,371
Toys 'R' Us, Inc. (a)	984,600	16,207
Weight Watchers International, Inc. (a)	200,000	7,748
West Marine, Inc. (a)	392,600	8,111
Wet Seal, Inc. Class A (a)	1,175,000	5,993
		148,760
Textiles Apparel & Luxury Goods - 0.2%
Brown Shoe Co., Inc.	283,500	9,137
Liz Claiborne, Inc.	275,000	9,952
Perry Ellis International, Inc. (a)	177,000	4,170
		23,259
TOTAL CONSUMER DISCRETIONARY		857,839
CONSUMER STAPLES - 3.2%
Beverages - 0.3%
The Coca-Cola Co.	751,500	32,961
Food & Staples Retailing - 0.5%
Albertsons, Inc.	423,700	10,334
CVS Corp.	380,000	15,911
Safeway, Inc. (a)	500,000	10,565
Wal-Mart Stores, Inc.	299,600	15,882
		52,692
Food Products - 0.9%
Bunge Ltd.	499,300	20,037
Corn Products International, Inc.	128,900	5,558
Dean Foods Co. (a)	710,100	26,259
Del Monte Foods Co. (a)	1,100,000	11,594
McCormick & Co., Inc. (non-vtg.)	130,000	4,650
Smithfield Foods, Inc. (a)	451,000	12,781
The J.M. Smucker Co.	356,760	14,916
		95,795
Household Products - 0.6%
Clorox Co.	100,000	4,977
Colgate-Palmolive Co.	325,000	17,290
Procter & Gamble Co.	850,700	44,364
		66,631
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 0.1%
Avon Products, Inc.	238,200	$ 10,245
Estee Lauder Companies, Inc. Class A	148,600	6,524
		16,769
Tobacco - 0.8%
Altria Group, Inc.	1,746,700	83,143
TOTAL CONSUMER STAPLES		347,991
ENERGY - 7.3%
Energy Equipment & Services - 5.4%
BJ Services Co. (a)	972,377	48,288
Cooper Cameron Corp. (a)	457,900	23,394
Grant Prideco, Inc. (a)	3,377,100	63,793
Grey Wolf, Inc. (a)	3,968,300	17,818
Halliburton Co.	482,000	15,304
Nabors Industries Ltd. (a)	270,200	12,564
National-Oilwell, Inc. (a)	2,591,278	86,678
Pride International, Inc. (a)	5,026,443	90,476
Rowan Companies, Inc. (a)	249,500	6,093
Smith International, Inc. (a)	1,113,600	64,901
Varco International, Inc. (a)	790,850	19,115
Weatherford International Ltd. (a)	2,767,700	129,473
Willbros Group, Inc. (a)	627,000	9,223
		587,120
Oil & Gas - 1.9%
Amerada Hess Corp.	104,100	8,677
Apache Corp.	393,200	18,296
Chesapeake Energy Corp.	1,458,600	22,390
EnCana Corp.	525,000	23,263
Encore Acquisition Co. (a)	479,200	14,122
Forest Oil Corp. (a)	99,800	2,823
Holly Corp.	180,533	7,115
Marathon Oil Corp.	399,500	15,049
Premcor, Inc. (a)	625,000	22,438
Quicksilver Resources, Inc. (a)	479,200	15,176
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Range Resources Corp.	881,000	$ 14,757
Valero Energy Corp.	540,000	40,457
		204,563
TOTAL ENERGY		791,683
FINANCIALS - 13.9%
Capital Markets - 1.6%
Bank of New York Co., Inc.	356,000	10,228
Bear Stearns Companies, Inc.	145,000	12,096
E*TRADE Financial Corp. (a)	833,300	9,225
Goldman Sachs Group, Inc.	238,100	20,998
Lehman Brothers Holdings, Inc.	259,600	18,198
Merrill Lynch & Co., Inc.	920,000	45,742
Morgan Stanley	1,183,000	58,357
		174,844
Commercial Banks - 2.8%
Bank of America Corp.	1,708,352	145,227
Banknorth Group, Inc.	280,000	8,935
Boston Private Financial Holdings, Inc.	36,100	838
Comerica, Inc.	84,300	4,929
M&T Bank Corp.	74,600	6,955
North Fork Bancorp, Inc., New York	400,000	15,620
Silicon Valley Bancshares (a)	345,000	12,630
Texas Capital Bancshares, Inc.	300,000	4,938
UCBH Holdings, Inc.	276,500	10,808
UnionBanCal Corp.	69,400	4,029
Wachovia Corp.	1,239,056	54,903
Wells Fargo & Co.	259,500	14,898
Wilshire State Bank, California (a)	203,472	5,577
Wintrust Financial Corp.	235,000	12,462
		302,749
Consumer Finance - 0.5%
American Express Co.	490,400	24,643
Capital One Financial Corp.	154,900	10,738
MBNA Corp.	719,100	17,755
		53,136
Diversified Financial Services - 3.1%
CIT Group, Inc.	271,400	9,434
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.	4,519,704	$ 199,248
Deutsche Boerse AG	170,000	8,274
J.P. Morgan Chase & Co.	3,205,300	119,654
		336,610
Insurance - 3.3%
ACE Ltd.	621,800	25,239
AFLAC, Inc.	639,600	25,354
AMBAC Financial Group, Inc.	150,000	10,667
American International Group, Inc.	1,469,031	103,787
Arch Capital Group Ltd. (a)	314,000	12,089
Assurant, Inc.	197,300	4,814
Axis Capital Holdings Ltd.	160,200	4,117
Conseco, Inc. (a)	915,000	16,452
Endurance Specialty Holdings Ltd.	354,100	11,703
Everest Re Group Ltd.	186,600	13,711
Fidelity National Financial, Inc.	129,250	4,685
Hartford Financial Services Group, Inc.	425,500	27,700
MBIA, Inc.	350,000	18,893
MetLife, Inc.	289,700	10,334
PartnerRe Ltd.	136,000	7,114
Scottish Re Group Ltd.	675,000	13,770
St. Paul Travelers Companies, Inc.	526,400	19,514
Torchmark Corp.	114,900	6,007
UnumProvident Corp.	148,700	2,372
W.R. Berkley Corp.	90,200	3,693
Willis Group Holdings Ltd.	270,000	9,396
		351,411
Real Estate - 0.5%
Alexandria Real Estate Equities, Inc.	45,000	2,704
Apartment Investment & Management Co. Class A	444,000	14,195
Capital Automotive (SBI)	60,000	1,739
CarrAmerica Realty Corp.	40,100	1,223
CBL & Associates Properties, Inc.	55,000	3,031
CenterPoint Properties Trust (SBI)	230,000	8,827
General Growth Properties, Inc.	94,200	2,834
Manufactured Home Communities, Inc.	110,000	3,486
Reckson Associates Realty Corp.	105,000	2,910
SL Green Realty Corp.	60,000	2,946
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
The Rouse Co.	69,400	$ 3,387
Vornado Realty Trust	89,200	5,182
		52,464
Thrifts & Mortgage Finance - 2.1%
Bank Mutual Corp.	425,000	4,794
Countrywide Financial Corp.	281,695	20,310
Fannie Mae	396,700	28,150
Fidelity Bankshares, Inc.	174,513	5,967
First Niagara Financial Group, Inc.	175,000	2,133
Freddie Mac	655,700	42,168
Golden West Financial Corp., Delaware	145,000	15,502
Greenpoint Financial Corp.	210,000	8,532
KNBT Bancorp, Inc.	250,000	4,063
MGIC Investment Corp.	99,500	7,065
NetBank, Inc.	801,900	8,612
New York Community Bancorp, Inc.	1,280,066	24,628
NewAlliance Bancshares, Inc.	694,976	9,695
Sovereign Bancorp, Inc.	1,570,000	34,179
W Holding Co., Inc.	945,000	15,593
		231,391
TOTAL FINANCIALS		1,502,605
HEALTH CARE - 7.7%
Biotechnology - 1.3%
Alkermes, Inc. (a)	724,600	7,818
Angiotech Pharmaceuticals, Inc. (a)	403,900	7,171
Biogen Idec, Inc. (a)	138,700	8,322
Connetics Corp. (a)	140,900	3,879
CSL Ltd.	1,057,078	18,914
Dendreon Corp. (a)	610,100	5,619
DOV Pharmaceutical, Inc. warrants 6/2/09 (a)	34	0
Enzon Pharmaceuticals, Inc. (a)	365,000	4,530
Genentech, Inc. (a)	207,486	10,100
Ligand Pharmaceuticals, Inc. Class B (a)	1,088,600	15,034
Medarex, Inc. (a)	822,300	5,049
Millennium Pharmaceuticals, Inc. (a)	973,939	10,830
ONYX Pharmaceuticals, Inc. (a)	178,400	6,089
Oscient Pharmaceuticals Corp. (a)	460,120	2,034
OSI Pharmaceuticals, Inc. (a)	181,600	10,914
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Pharmion Corp.	367,200	$ 16,480
Tanox, Inc. (a)	436,000	6,832
		139,615
Health Care Equipment & Supplies - 2.4%
Apogent Technologies, Inc. (a)	237,800	7,729
Bausch & Lomb, Inc.	240,200	14,794
Baxter International, Inc.	1,098,300	33,026
Becton, Dickinson & Co.	165,000	7,793
Boston Scientific Corp. (a)	225,300	8,620
Cyberonics, Inc. (a)	248,600	6,956
Cytyc Corp. (a)	346,800	8,382
Dade Behring Holdings, Inc. (a)	656,400	32,617
DENTSPLY International, Inc.	145,000	7,051
Edwards Lifesciences Corp. (a)	466,200	16,396
Epix Medical, Inc. (a)	174,300	3,146
Fisher Scientific International, Inc. (a)	224,600	13,072
Immucor, Inc. (a)	734,700	14,885
Medtronic, Inc.	383,800	19,063
Smith & Nephew PLC	693,740	7,168
Sonic Innovations, Inc. (a)	178,400	789
St. Jude Medical, Inc. (a)	229,900	15,663
Synthes, Inc.	147,740	14,532
Thermo Electron Corp. (a)	472,600	12,155
Waters Corp. (a)	487,700	21,400
		265,237
Health Care Providers & Services - 2.0%
Cardinal Health, Inc.	74,300	3,306
Caremark Rx, Inc. (a)	379,900	11,587
Cerner Corp. (a)	190,000	8,550
Community Health Systems, Inc. (a)	111,400	2,742
Covance, Inc. (a)	116,700	4,282
Coventry Health Care, Inc. (a)	310,700	15,880
Fresenius Medical Care AG sponsored ADR	290,500	7,082
Hanger Orthopedic Group, Inc. (a)	72,500	732
Health Management Associates, Inc. Class A	129,900	2,606
Health Net, Inc. (a)	346,800	8,368
HealthSouth Corp. (a)	1,679,600	9,070
Humana, Inc. (a)	409,100	7,409
Lincare Holdings, Inc. (a)	469,500	14,996
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	149,400	$ 4,806
Molina Healthcare, Inc.	258,400	8,574
NDCHealth Corp.	59,500	1,250
PacifiCare Health Systems, Inc. (a)	740,000	22,622
Pharmaceutical Product Development, Inc. (a)	250,000	8,765
Priority Healthcare Corp. Class B (a)	617,600	13,834
UnitedHealth Group, Inc.	748,800	47,100
WebMD Corp. (a)	1,200,000	9,768
		213,329
Pharmaceuticals - 2.0%
AstraZeneca PLC sponsored ADR	158,500	7,120
Atherogenics, Inc. (a)	490,700	7,056
Barr Pharmaceuticals, Inc. (a)	345,900	11,882
Cypress Bioscience, Inc. (a)	53,600	535
Endo Pharmaceuticals Holdings, Inc. (a)	322,100	6,184
Guilford Pharmaceuticals, Inc. (a)	1,779,500	7,385
Johnson & Johnson	245,000	13,541
Pfizer, Inc.	2,255,300	72,079
Schering-Plough Corp.	2,191,100	42,639
Sepracor, Inc. (a)	260,000	11,952
Shire Pharmaceuticals Group PLC sponsored ADR (a)	41,000	1,090
Wyeth	1,013,100	35,864
		217,327
TOTAL HEALTH CARE		835,508
INDUSTRIALS - 7.2%
Aerospace & Defense - 1.6%
Bombardier, Inc. Class B (sub. vtg.)	1,731,200	4,350
EADS NV	687,400	18,927
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	245,000	7,007
Goodrich Corp.	714,900	23,113
Honeywell International, Inc.	953,700	35,869
Lockheed Martin Corp.	339,500	17,990
Northrop Grumman Corp.	317,000	16,674
Precision Castparts Corp.	190,000	10,703
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	275,100	$ 13,961
United Technologies Corp.	237,900	22,244
		170,838
Air Freight & Logistics - 0.3%
CNF, Inc.	135,000	5,570
EGL, Inc. (a)	371,700	9,445
UTI Worldwide, Inc.	165,000	8,496
Yamato Transport Co. Ltd.	449,000	7,159
		30,670
Airlines - 0.6%
AirTran Holdings, Inc. (a)	880,700	9,820
AMR Corp. (a)	1,403,090	11,828
Delta Air Lines, Inc. (a)	1,239,200	6,431
Frontier Airlines, Inc. (a)(f)	3,552,708	27,960
Northwest Airlines Corp. (a)	792,285	6,837
		62,876
Building Products - 0.2%
American Standard Companies, Inc. (a)	140,400	5,320
Masco Corp.	360,000	10,886
Trex Co., Inc. (a)	200,300	8,933
		25,139
Commercial Services & Supplies - 0.9%
Career Education Corp. (a)	346,600	11,719
Cendant Corp.	1,170,000	26,770
Central Parking Corp.	316,300	5,039
Cintas Corp.	115,000	4,825
G&K Services, Inc. Class A	231,000	8,898
Herman Miller, Inc.	267,700	7,174
HNI Corp.	220,300	8,911
R.R. Donnelley & Sons Co.	201,100	6,383
Robert Half International, Inc.	516,800	14,377
Spherion Corp. (a)	7,400	64
United Rentals, Inc. (a)	386,800	7,674
		101,834
Construction & Engineering - 0.8%
Dycom Industries, Inc. (a)	706,200	19,025
Fluor Corp.	927,200	42,234
Granite Construction, Inc.	704,600	12,535
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
MasTec, Inc. (a)	1,045,700	$ 6,525
URS Corp. (a)	360,000	8,694
		89,013
Industrial Conglomerates - 1.3%
General Electric Co.	2,543,700	84,578
Tyco International Ltd.	1,720,800	53,345
		137,923
Machinery - 1.4%
AGCO Corp. (a)	1,434,700	30,014
Astec Industries, Inc. (a)	801,919	13,657
Cummins, Inc.	110,200	7,651
Navistar International Corp. (a)	449,100	16,145
Pall Corp.	474,100	10,985
SPX Corp.	230,000	9,419
Terex Corp. (a)	470,500	18,307
The Weir Group PLC	1,169,555	6,070
Timken Co.	1,047,100	26,010
Wabash National Corp. (a)	255,000	7,364
		145,622
Road & Rail - 0.1%
Union Pacific Corp.	175,600	9,893
USF Corp.	84,200	2,989
		12,882
TOTAL INDUSTRIALS		776,797
INFORMATION TECHNOLOGY - 10.4%
Communications Equipment - 1.6%
ADC Telecommunications, Inc. (a)	1,106,570	2,656
Adtran, Inc.	150,000	4,007
Alcatel SA sponsored ADR (a)	1,511,500	19,559
Avaya, Inc. (a)	579,100	8,484
Cisco Systems, Inc. (a)	450,000	9,387
Comverse Technology, Inc. (a)	835,000	14,245
Corning, Inc. (a)	272,600	3,369
Emulex Corp. (a)	520,400	5,615
Enterasys Networks, Inc. (a)	2,826,200	4,748
Extreme Networks, Inc. (a)	700,000	3,794
Finisar Corp. (a)	1,801,600	2,729
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Juniper Networks, Inc. (a)	101,100	$ 2,321
Marconi Corp. PLC (a)	625,000	7,113
Motorola, Inc.	1,721,200	27,419
QLogic Corp. (a)	305,500	7,469
Redback Networks, Inc. (a)	335,000	1,789
Scientific-Atlanta, Inc.	471,100	14,486
Sycamore Networks, Inc. (a)	8,775,000	32,819
		172,009
Computers & Peripherals - 0.6%
Diebold, Inc.	190,000	8,759
Hutchinson Technology, Inc. (a)	420,000	9,353
Lexmark International, Inc. Class A (a)	60,000	5,310
M-Systems Flash Disk Pioneers Ltd. (a)	99,200	1,379
Maxtor Corp. (a)	2,295,900	10,745
Seagate Technology	1,671,100	19,168
Western Digital Corp. (a)	1,694,000	11,875
		66,589
Electronic Equipment & Instruments - 2.5%
Agilysys, Inc.	224,176	3,340
Amphenol Corp. Class A (a)	940,200	29,550
Avnet, Inc. (a)	158,000	3,068
Bell Microproducts, Inc. (a)	1,022,438	7,178
Celestica, Inc. (sub. vtg.) (a)	2,458,100	41,904
DDi Corp. (a)	357,000	2,470
Flextronics International Ltd. (a)	2,530,600	31,810
Hon Hai Precision Industries Co. Ltd. unit	1,395,000	10,602
Ingram Micro, Inc. Class A (a)	2,093,800	29,837
Jabil Circuit, Inc. (a)	123,900	2,695
Mettler-Toledo International, Inc. (a)	398,500	16,617
Molex, Inc.	254,400	7,367
National Instruments Corp.	24,800	720
Sanmina-SCI Corp. (a)	2,100,700	15,419
Solectron Corp. (a)	3,080,000	16,940
Symbol Technologies, Inc.	2,416,100	31,627
Tech Data Corp. (a)	159,600	5,979
Vishay Intertechnology, Inc. (a)	270,400	4,191
Yageo Corp. sponsored GDR (a)	3,202,643	6,629
		267,943
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 0.9%
BearingPoint, Inc. (a)	695,600	$ 5,746
Ceridian Corp. (a)	1,109,300	19,967
CSG Systems International, Inc. (a)	1,111,377	18,227
DST Systems, Inc. (a)	99,100	4,515
First Data Corp.	488,575	21,795
ManTech International Corp. Class A (a)	569,990	8,151
The BISYS Group, Inc. (a)	750,000	10,238
Titan Corp. (a)	570,000	6,823
		95,462
Office Electronics - 0.3%
Xerox Corp. (a)	2,456,500	34,047
Semiconductors & Semiconductor Equipment - 3.6%
Agere Systems, Inc.:
Class A (a)	21,841,200	27,083
Class B (a)	17,292,316	19,540
Amkor Technology, Inc. (a)	500,000	2,025
Asat Holdings Ltd. sponsored ADR (a)	1,345,400	1,413
ASML Holding NV (NY Shares) (a)	1,209,800	17,191
ATMI, Inc. (a)(f)	1,575,600	32,079
Axcelis Technologies, Inc. (a)	1,469,300	13,709
Conexant Systems, Inc. (a)	2,139,300	3,401
Credence Systems Corp. (a)	1,559,920	13,977
Cree, Inc. (a)	340,600	7,623
Cymer, Inc. (a)	497,600	14,251
DSP Group, Inc. (a)	182,500	3,597
Fairchild Semiconductor International, Inc. (a)	2,566,900	37,708
FormFactor, Inc.	359,200	7,213
Freescale Semiconductor, Inc. Class A	1,090,400	15,320
Integrated Circuit Systems, Inc. (a)	825,000	19,734
Intel Corp.	704,100	17,166
Intersil Corp. Class A	1,132,500	20,804
LSI Logic Corp. (a)	2,426,400	12,350
LTX Corp. (a)(f)	3,278,813	26,657
National Semiconductor Corp. (a)	1,275,600	21,877
NVIDIA Corp. (a)	1,223,254	18,838
PMC-Sierra, Inc. (a)	284,200	3,376
Samsung Electronics Co. Ltd.	70,540	25,217
Teradyne, Inc. (a)	109,700	1,876
		384,025
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - 0.9%
Amdocs Ltd. (a)	370,000	$ 8,029
BEA Systems, Inc. (a)	1,497,286	9,717
Business Objects SA sponsored ADR (a)	314,900	6,707
Cadence Design Systems, Inc. (a)	945,200	12,732
FileNET Corp. (a)	299,900	5,698
Microsoft Corp.	956,100	27,211
NDS Group PLC sponsored ADR (a)	66,500	1,506
Siebel Systems, Inc. (a)	941,700	7,590
Synopsys, Inc. (a)	259,700	6,568
Vastera, Inc. (a)(f)	2,194,900	4,719
VERITAS Software Corp. (a)	446,100	8,503
		98,980
TOTAL INFORMATION TECHNOLOGY		1,119,055
MATERIALS - 5.2%
Chemicals - 1.5%
Dow Chemical Co.	1,020,900	40,724
Eastman Chemical Co.	125,000	5,585
Georgia Gulf Corp.	424,900	15,105
Lyondell Chemical Co.	468,500	8,517
Millennium Chemicals, Inc.	1,690,600	29,839
Nitto Denko Corp.	157,800	6,613
NOVA Chemicals Corp.	540,000	16,392
Olin Corp.	1,599,000	27,631
Praxair, Inc.	250,000	9,863
		160,269
Construction Materials - 0.2%
Eagle Materials, Inc.	140,200	9,250
Texas Industries, Inc.	220,000	9,423
		18,673
Containers & Packaging - 0.6%
Anchor Glass Container Corp.	49,500	699
Crown Holdings, Inc. (a)	99,100	1,005
Owens-Illinois, Inc. (a)	1,742,600	25,616
Packaging Corp. of America	158,600	3,705
Pactiv Corp. (a)	460,900	10,868
Smurfit-Stone Container Corp. (a)	1,076,900	20,041
		61,934
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 2.6%
Aber Diamond Corp. (a)	125,000	$ 3,756
Agnico-Eagle Mines Ltd.	2,156,216	28,485
Alcan, Inc.	876,400	34,667
Alcoa, Inc.	726,500	23,270
Falconbridge Ltd.	1,110,000	25,544
Freeport-McMoRan Copper & Gold, Inc. Class B	1,418,900	49,449
IAMGOLD Corp.	49,600	290
Inco Ltd. (a)	185,900	6,165
Inmet Mining Corp. (a)	200,000	2,866
IPSCO, Inc.	334,500	7,801
Lionore Mining International Ltd. (a)	1,075,000	4,569
Meridian Gold, Inc. (a)	1,800,600	23,963
Nucor Corp.	270,000	22,586
Phelps Dodge Corp.	427,400	33,312
Rio Tinto PLC sponsored ADR	85,000	8,914
Stillwater Mining Co. (a)	200,600	2,919
Wheaton River Minerals Ltd. (a)	1,914,500	4,825
		283,381
Paper & Forest Products - 0.3%
Bowater, Inc.	355,100	13,245
Buckeye Technologies, Inc. (a)	342,335	3,677
Tembec, Inc. (a)	868,800	7,092
Votorantim Celulose e Papel SA sponsored ADR	271,400	9,705
		33,719
TOTAL MATERIALS		557,976
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.3%
BellSouth Corp.	1,049,900	28,442
Citizens Communications Co. (a)	404,000	5,818
Covad Communications Group, Inc. (a)	12,996,200	24,693
Philippine Long Distance Telephone Co. sponsored ADR (a)	348,500	7,810
PT Indosat Tbk sponsored ADR	158,600	3,634
PT Telkomunikasi Indonesia Tbk sponsored ADR	228,000	3,878
Qwest Communications International, Inc. (a)	1,150,000	4,474
SBC Communications, Inc.	3,097,400	78,488
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telewest Global, Inc. (a)	293,672	$ 3,318
Verizon Communications, Inc.	2,076,000	80,009
		240,564
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	3,445,400	49,820
Crown Castle International Corp. (a)	757,000	10,689
KDDI Corp.	2,171	11,109
Nextel Communications, Inc. Class A (a)	805,000	18,322
Nextel Partners, Inc. Class A (a)	339,900	5,462
SpectraSite, Inc. (a)	363,132	15,615
		111,017
TOTAL TELECOMMUNICATION SERVICES		351,581
UTILITIES - 1.6%
Electric Utilities - 1.0%
Entergy Corp.	194,000	11,155
Exelon Corp.	619,600	21,624
FirstEnergy Corp.	312,200	12,207
PG&E Corp. (a)	610,000	17,409
PPL Corp.	175,000	8,111
TXU Corp.	910,000	36,091
Westar Energy, Inc.	240,300	4,847
		111,444
Multi-Utilities & Unregulated Power - 0.6%
AES Corp. (a)	5,376,917	51,887
Dominion Resources, Inc.	160,000	10,154
		62,041
TOTAL UTILITIES		173,485
TOTAL COMMON STOCKS (Cost $6,455,705)		7,314,520
Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sovereign Capital Trust IV 4.375%	40,000	$ 1,915
Real Estate - 0.0%
FelCor Lodging Trust, Inc. Series A 1.95%	10,000	243
TOTAL FINANCIALS		2,158
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
PRIMEDIA, Inc. Series D, 10.00%	18,507	1,740
TOTAL PREFERRED STOCKS (Cost $4,045)		3,898
Corporate Bonds - 10.3%
	Principal Amount (000s)
Convertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Tower Automotive, Inc. 5.75% 5/15/24 (g)	$ 1,000	1,001
Internet & Catalog Retail - 0.0%
Priceline.com, Inc. 2.25% 1/15/25 (g)	1,000	960
TOTAL CONSUMER DISCRETIONARY		1,961
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Cooper Cameron Corp. 1.5% 5/15/24 (g)	2,000	2,043
Willbros Group, Inc. 2.75% 3/15/24 (g)	3,000	2,903
		4,946
Oil & Gas - 0.0%
McMoRan Exploration Co. 6% 7/2/08 (g)	2,000	2,685
TOTAL ENERGY		7,631
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Leucadia National Corp. 3.75% 4/15/14 (g)	$ 2,000	$ 2,035
HEALTH CARE - 0.3%
Biotechnology - 0.2%
Amylin Pharmaceuticals, Inc. 2.5% 4/15/11 (g)	1,000	938
BioMarin Pharmaceutical, Inc. 3.5% 6/15/08 (g)	1,000	830
Celgene Corp. 1.75% 6/1/08 (g)	3,700	4,806
Cephalon, Inc. 0% 6/15/33 (g)	5,000	5,159
CuraGen Corp. 4% 2/15/11 (g)	1,000	849
deCODE genetics, Inc. 3.5% 4/15/11 (g)	1,000	820
Medarex, Inc. 2.25% 5/15/11 (g)	2,000	1,514
Oscient Pharmaceuticals Corp. 3.5% 4/15/11 (g)	2,000	1,918
Regeneron Pharmaceuticals, Inc. 5.5% 10/17/08	2,000	1,783
Transkaryotic Therapies, Inc. 1.25% 5/15/11	1,000	991
		19,608
Health Care Providers & Services - 0.0%
Per-Se Technologies, Inc. 3.25% 6/30/24 (g)	1,000	1,085
PSS World Medical, Inc. 2.25% 3/15/24 (g)	1,000	943
		2,028
Pharmaceuticals - 0.1%
IVAX Corp. 1.5% 3/1/24 (g)	10,000	10,350
TOTAL HEALTH CARE		31,986
INDUSTRIALS - 0.1%
Airlines - 0.1%
AMR Corp. 4.5% 2/15/24	4,900	3,304
Atlantic Coast Airlines Holdings, Inc. 6% 2/15/34 (g)	1,000	621
Delta Air Lines, Inc. 2.875% 2/18/24 (g)	5,000	2,500
Mesa Air Group, Inc. 3.625% 2/10/24 (e)(g)	1,700	739
		7,164
Industrial Conglomerates - 0.0%
Walter Industries, Inc. 3.75% 5/1/24	1,387	1,418
TOTAL INDUSTRIALS		8,582
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Finisar Corp. 5.25% 10/15/08	$ 6,703	$ 6,703
Software - 0.0%
Intellisync Corp. 3% 3/1/09 (g)	1,000	853
Novell, Inc. 0.5% 7/15/24 (g)	3,000	2,802
		3,655
TOTAL INFORMATION TECHNOLOGY		10,358
MATERIALS - 0.0%
Metals & Mining - 0.0%
Apex Silver Mines Ltd. 2.875% 3/15/24 (g)	2,000	1,768
Coeur d'Alene Mines Corp. 1.25% 1/15/24	500	393
		2,161
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Covad Communications Group, Inc. 3% 3/15/24 (g)	5,000	4,307
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	2,245	2,206
TOTAL TELECOMMUNICATION SERVICES		6,513
TOTAL CONVERTIBLE BONDS		71,227
Nonconvertible Bonds - 9.6%
CONSUMER DISCRETIONARY - 1.2%
Auto Components - 0.2%
DaimlerChrysler NA Holding Corp.:
3.4% 12/15/04	5,500	5,514
4.05% 6/4/08	765	758
4.75% 1/15/08	5,235	5,324
Dana Corp.:
6.5% 3/1/09	2,340	2,445
9% 8/15/11	935	1,117
Delco Remy International, Inc. 9.375% 4/15/12 (g)	575	555
Stoneridge, Inc. 11.5% 5/1/12	165	193
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Auto Components - continued
Visteon Corp.:
7% 3/10/14	$ 2,695	$ 2,557
8.25% 8/1/10	690	725
		19,188
Automobiles - 0.1%
Case New Holland, Inc. 9.25% 8/1/11 (g)	810	879
General Motors Corp. 7.2% 1/15/11	6,000	6,272
		7,151
Distributors - 0.0%
Adesa, Inc. 7.625% 6/15/12	390	389
Hotels, Restaurants & Leisure - 0.2%
Argosy Gaming Co. 7% 1/15/14 (g)	580	579
Friendly Ice Cream Corp. 8.375% 6/15/12	235	223
Gaylord Entertainment Co. 8% 11/15/13	460	474
Host Marriott LP 7.125% 11/1/13	1,850	1,838
Mandalay Resort Group 6.5% 7/31/09	1,440	1,483
MGM MIRAGE:
5.875% 2/27/14 (g)	1,430	1,319
9.75% 6/1/07	115	126
Mohegan Tribal Gaming Authority 6.375% 7/15/09	1,110	1,125
Morton's Restaurant Group, Inc. 7.5% 7/1/10	280	263
NCL Corp. Ltd. 10.625% 7/15/14 (g)	1,045	1,055
Park Place Entertainment Corp. 7.875% 12/15/05	1,360	1,431
Penn National Gaming, Inc. 6.875% 12/1/11 (g)	1,400	1,386
Six Flags, Inc.:
8.875% 2/1/10	615	566
9.625% 6/1/14	3,055	2,818
9.75% 4/15/13	225	208
Station Casinos, Inc. 6% 4/1/12	900	884
Vail Resorts, Inc. 6.75% 2/15/14	580	571
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	1,000	1,145
		17,494
Household Durables - 0.0%
Beazer Homes USA, Inc. 8.375% 4/15/12	645	689
Standard Pacific Corp. 9.25% 4/15/12	545	600
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
WCI Communities, Inc. 7.875% 10/1/13	$ 550	$ 556
William Lyon Homes, Inc. 10.75% 4/1/13	1,330	1,490
		3,335
Internet & Catalog Retail - 0.0%
J. Crew Operating Corp. 10.375% 10/15/07	1,000	1,020
USA Interactive 7% 1/15/13	3,500	3,833
		4,853
Leisure Equipment & Products - 0.0%
K2, Inc. 7.375% 7/1/14 (g)	340	346
True Temper Sports, Inc. 8.375% 9/15/11	700	707
		1,053
Media - 0.6%
Advanstar Communications, Inc. 10.75% 8/15/10	560	613
American Media Operations, Inc. 10.25% 5/1/09	760	792
AOL Time Warner, Inc.:
6.875% 5/1/12	3,840	4,185
7.625% 4/15/31	1,975	2,173
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	7,750	8,968
Cablevision Systems Corp.:
5.66% 4/1/09 (g)(i)	1,420	1,434
8% 4/15/12 (g)	1,945	1,906
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (g)	1,160	1,119
Cox Communications, Inc. 7.75% 11/1/10	9,900	11,297
CSC Holdings, Inc.:
7.625% 4/1/11	4,155	4,176
7.625% 7/15/18	235	221
Dex Media, Inc.:
0% 11/15/13 (d)(g)	595	411
8% 11/15/13 (g)	1,470	1,477
EchoStar DBS Corp. 10.375% 10/1/07	1,920	2,041
Houghton Mifflin Co. 9.875% 2/1/13	1,150	1,179
Kabel Deutschland GmbH 10.625% 7/1/14 (g)	990	1,015
LBI Media Holdings, Inc. 0% 10/15/13 (d)	1,390	987
LBI Media, Inc. 10.125% 7/15/12	655	724
Liberty Media Corp. 8.25% 2/1/30	7,000	7,875
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Loews Cineplex Entertainment Corp. 9% 8/1/14 (g)	$ 970	$ 970
PanAmSat Corp. 9% 8/15/14 (g)(h)	480	487
PEI Holdings, Inc. 11% 3/15/10	406	471
PRIMEDIA, Inc. 7.625% 4/1/08	4,680	4,586
Walt Disney Co. 6.375% 3/1/12	2,900	3,130
		62,237
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	430	443
Dillard's, Inc. 6.69% 8/1/07	1,730	1,747
		2,190
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
8% 3/15/14	2,045	1,912
9% 6/15/12	1,400	1,414
Boise Cascade Corp. 7.5% 2/1/08	1,515	1,677
CSK Automotive, Inc. 7% 1/15/14	270	258
General Nutrition Centers, Inc. 8.5% 12/1/10 (g)	330	332
J. Crew Intermediate LLC 0% 5/15/08 (d)	2,354	2,071
Sonic Automotive, Inc. 8.625% 8/15/13	1,705	1,752
		9,416
Textiles Apparel & Luxury Goods - 0.0%
GFSI, Inc. 9.625% 3/1/07	430	417
TOTAL CONSUMER DISCRETIONARY		127,723
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.3%
Jean Coutu Group, Inc.:
7.625% 8/1/12 (g)	300	302
8.5% 8/1/14 (g)	770	763
NeighborCare, Inc. 6.875% 11/15/13	1,105	1,149
Rite Aid Corp.:
6% 12/15/05 (g)	855	855
6.875% 8/15/13	1,435	1,292
8.125% 5/1/10	850	880
Safeway, Inc. 6.5% 3/1/11	11,000	11,752
Stater Brothers Holdings, Inc.:
5.06% 6/15/10 (g)(i)	730	741
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Stater Brothers Holdings, Inc.: - continued
8.125% 6/15/12 (g)	$ 570	$ 583
Wal-Mart Stores, Inc. 4.125% 2/15/11	9,510	9,268
		27,585
Food Products - 0.0%
Corn Products International, Inc. 8.25% 7/15/07	920	1,003
Dole Food Co., Inc. 7.25% 6/15/10	730	721
Hines Nurseries, Inc. 10.25% 10/1/11	260	281
Kraft Foods, Inc. 5.25% 6/1/07	1,720	1,794
Pierre Foods, Inc. 9.875% 7/15/12 (g)	340	344
United Agriculture Products, Inc. 8.25% 12/15/11 (g)	390	429
		4,572
Tobacco - 0.1%
Altria Group, Inc. 7% 11/4/13	9,585	9,894
TOTAL CONSUMER STAPLES		42,051
ENERGY - 0.6%
Energy Equipment & Services - 0.1%
Grant Prideco, Inc.:
9% 12/15/09	210	228
9.625% 12/1/07	540	599
Hanover Compressor Co. 9% 6/1/14	570	600
Key Energy Services, Inc. 8.375% 3/1/08	1,335	1,395
Pride International, Inc. 7.375% 7/15/14 (g)	480	494
Seabulk International, Inc. 9.5% 8/15/13	1,200	1,242
Universal Compression, Inc. 7.25% 5/15/10	1,720	1,791
		6,349
Oil & Gas - 0.5%
Amerada Hess Corp.:
6.65% 8/15/11	770	826
7.125% 3/15/33	1,990	2,028
7.375% 10/1/09	1,755	1,922
Anadarko Petroleum Corp. 5% 10/1/12	2,570	2,555
Belden & Blake Corp. 8.75% 7/15/12 (g)	600	606
Chesapeake Energy Corp.:
7.5% 9/15/13	880	936
7.5% 6/15/14 (g)	680	714
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
El Paso Corp.:
7% 5/15/11	$ 870	$ 782
7.875% 6/15/12	2,085	1,918
El Paso Energy Corp.:
6.95% 12/15/07	450	434
7.375% 12/15/12	630	561
El Paso Production Holding Co. 7.75% 6/1/13	2,940	2,793
EnCana Corp. 6.5% 8/15/34	4,900	4,911
General Maritime Corp. 10% 3/15/13	1,585	1,763
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	207	242
KCS Energy, Inc. 7.125% 4/1/12 (g)	590	590
Plains Exploration & Production Co. 7.125% 6/15/14 (g)	450	462
Plains Exploration & Production Co. LP:
Series B, 8.75% 7/1/12	960	1,039
8.75% 7/1/12	665	720
Range Resources Corp.:
7.375% 7/15/13	1,010	1,025
7.375% 7/15/13 (g)	300	304
Ship Finance International Ltd. 8.5% 12/15/13	6,375	6,120
Teekay Shipping Corp. 8.875% 7/15/11	2,110	2,321
The Coastal Corp.:
6.5% 5/15/06	1,700	1,683
6.5% 6/1/08	880	806
7.5% 8/15/06	1,935	1,935
7.625% 9/1/08	325	307
7.75% 6/15/10	325	301
9.625% 5/15/12	755	732
Williams Companies, Inc.:
7.125% 9/1/11	7,620	7,925
7.5% 1/15/31	2,010	1,889
7.625% 7/15/19	1,360	1,370
8.625% 6/1/10	1,120	1,257
		53,777
TOTAL ENERGY		60,126
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - 4.1%
Capital Markets - 0.2%
Amvescap PLC yankee 6.6% 5/15/05	$ 2,275	$ 2,339
Bank of New York Co., Inc.:
3.4% 3/15/13 (i)	2,000	1,935
4.25% 9/4/12 (i)	2,490	2,495
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (g)	2,430	2,536
Bear Stearns Companies, Inc. 4% 1/31/08	1,645	1,650
Lehman Brothers Holdings, Inc. 4% 1/22/08	2,500	2,506
Merrill Lynch & Co., Inc. 4% 11/15/07	2,375	2,392
Morgan Stanley:
3.875% 1/15/09	3,115	3,058
6.6% 4/1/12	4,445	4,828
		23,739
Commercial Banks - 0.4%
Bank One Corp. 5.25% 1/30/13	7,610	7,563
BB&T Corp. 4.75% 10/1/12	2,000	1,945
FleetBoston Financial Corp. 7.25% 9/15/05	5,000	5,255
Korea Development Bank:
3.875% 3/2/09	6,200	6,006
5.75% 9/10/13	9,035	9,158
PNC Funding Corp. 5.25% 11/15/15	3,065	2,988
Union Planters Corp. 7.75% 3/1/11	7,500	8,724
US Bank NA, Minneapolis 6.3% 2/4/14	3,065	3,304
		44,943
Consumer Finance - 1.0%
American General Finance Corp.:
2.75% 6/15/08	335	319
4.625% 5/15/09	12,515	12,625
Capital One Bank:
4.875% 5/15/08	3,225	3,285
5% 6/15/09	4,000	4,053
6.5% 6/13/13	3,670	3,834
Ford Motor Credit Co.:
7% 10/1/13	10,000	10,179
7.375% 10/28/09	15,475	16,603
General Electric Capital Corp.:
6% 6/15/12	9,000	9,609
6.125% 2/22/11	11,600	12,503
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Consumer Finance - continued
General Motors Acceptance Corp.:
6.125% 2/1/07	$ 185	$ 194
6.125% 8/28/07	185	194
6.875% 9/15/11	6,210	6,375
Household Finance Corp.:
5.875% 2/1/09	3,500	3,722
6.375% 10/15/11	7,765	8,369
6.75% 5/15/11	4,065	4,478
7% 5/15/12	1,235	1,376
MBNA Corp. 7.5% 3/15/12	4,930	5,577
		103,295
Diversified Financial Services - 1.8%
Ahold Finance USA, Inc.:
6.875% 5/1/29	530	458
8.25% 7/15/10	2,425	2,589
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	1,050	935
6.977% 11/23/22	123	108
7.377% 5/23/19	1,425	983
7.379% 5/23/16	866	598
7.8% 4/1/08	55	50
8.608% 10/1/12	1,155	1,037
10.18% 1/2/13	675	452
10.32% 7/30/14 (g)	625	444
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	1,095	1,172
Cadbury Schweppes U.S. Finance LLC:
3.875% 10/1/08 (g)	3,080	3,040
5.125% 10/1/13 (g)	1,945	1,918
Cellu Tissue Holdings, Inc. 9.75% 3/15/10 (g)	745	741
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	1,610	974
8.625% 4/1/09	765	578
9.625% 11/15/09	2,990	2,280
Citigroup, Inc.:
5.625% 8/27/12	3,065	3,187
7.25% 10/1/10	10,200	11,593
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
CMS Energy X-TRAS pass thru trust certificates 7% 1/15/05	$ 475	$ 479
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	74	58
6.795% 2/2/20	1,562	1,265
6.9% 7/2/18	1,338	1,057
7.373% 12/15/15	1,256	1,005
7.568% 12/1/06	1,255	916
7.73% 9/15/12	435	322
8.307% 10/2/19	899	738
8.312% 10/2/12	503	377
8.321% 11/1/06	50	46
8.388% 5/1/22	636	474
8.499% 11/1/12	508	396
Couche Tard U.S. LP /Couche Tard Financing Corp. 7.5% 12/15/13	920	941
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	265	156
7.57% 11/18/10	1,555	1,406
7.779% 1/2/12	3,732	1,605
7.92% 5/18/12	345	202
9.875% 4/30/08	2,477	1,913
Deutsche Telekom International Finance BV:
5.25% 7/22/13	2,585	2,560
8.25% 6/15/05	2,350	2,464
8.5% 6/15/10	5,535	6,528
8.75% 6/15/30	3,460	4,298
Dex Media West LLC/Dex Media West Finance Co. 9.875% 8/15/13	590	665
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	519	561
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (g)	955	960
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	2,585	2,882
Goldman Sachs Capital I 6.345% 2/15/34	10,000	9,581
Huntsman Advanced Materials LLC 11% 7/15/10 (g)	440	498
Hutchison Whampoa International Ltd. 6.25% 1/24/14 (g)	4,500	4,429
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Inmarsat Finance PLC 7.625% 6/30/12 (g)	$ 590	$ 563
Ispat Inland ULC 9.75% 4/1/14 (g)	1,020	1,053
J.P. Morgan Chase & Co. 3.5% 3/15/09	7,000	6,774
Level 3 Financing, Inc. 10.75% 10/15/11 (g)	1,190	1,029
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (g)	4,350	4,340
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,910	1,982
Nexstar Finance, Inc. 7% 1/15/14	1,110	1,057
NiSource Finance Corp. 7.875% 11/15/10	5,449	6,311
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	288	236
7.626% 4/1/10	1,565	1,236
7.67% 1/2/15	289	234
7.691% 4/1/17	942	725
8.07% 1/2/15	570	359
Pemex Project Funding Master Trust:
6.125% 8/15/08	4,000	4,140
7.375% 12/15/14	5,550	5,814
Petronas Capital Ltd. 7% 5/22/12 (g)	11,260	12,457
Qwest Capital Funding, Inc.:
7% 8/3/09	1,340	1,186
7.75% 8/15/06	6,525	6,509
Refco Finance Holdings LLC/Refco Finance, Inc. 9% 8/1/12 (g)(h)	1,300	1,300
Sprint Capital Corp.:
6.125% 11/15/08	3,200	3,390
8.375% 3/15/12	3,000	3,515
Telecom Italia Capital:
4% 11/15/08 (g)	5,600	5,534
5.25% 11/15/13 (g)	2,000	1,964
Tyco International Group SA yankee:
6.375% 10/15/11	10	11
6.75% 2/15/11	8,135	8,920
6.875% 1/15/29	5,000	5,317
UGS Corp. 10% 6/1/12 (g)	570	604
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	1,025	1,184
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Verizon Global Funding Corp.:
7.25% 12/1/10	$ 12,865	$ 14,487
7.375% 9/1/12	5,395	6,143
WH Holdings Ltd./WH Capital Corp. 9.5% 4/1/11	330	347
		190,640
Insurance - 0.2%
Aegon NV 4.75% 6/1/13	5,200	4,997
Assurant, Inc. 5.625% 2/15/14	2,195	2,185
Hartford Financial Services Group, Inc.:
2.375% 6/1/06	1,120	1,105
4.625% 7/15/13	1,155	1,102
MetLife, Inc. 6.125% 12/1/11	9,360	10,009
Prudential Financial, Inc. 3.75% 5/1/08	2,365	2,352
Travelers Property Casualty Corp.:
5% 3/15/13	1,225	1,191
6.375% 3/15/33	1,580	1,560
		24,501
Real Estate - 0.3%
Boston Properties, Inc. 6.25% 1/15/13	4,400	4,649
CarrAmerica Realty Corp. 5.25% 11/30/07	2,205	2,316
EOP Operating LP:
7% 7/15/11	14,903	16,385
7.75% 11/15/07	4,805	5,346
Gables Realty LP:
5.75% 7/15/07	4,795	5,034
6.8% 3/15/05	670	685
Senior Housing Properties Trust:
7.875% 4/15/15	460	480
8.625% 1/15/12	580	634
		35,529
Thrifts & Mortgage Finance - 0.2%
Countrywide Home Loans, Inc.:
3.25% 5/21/08	1,165	1,128
5.5% 8/1/06	6,925	7,220
5.625% 5/15/07	4,700	4,935
Independence Community Bank Corp. 3.75% 4/1/14 (i)	2,945	2,818
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Washington Mutual Bank 6.875% 6/15/11	$ 3,300	$ 3,646
Washington Mutual, Inc. 4.625% 4/1/14	5,000	4,615
		24,362
TOTAL FINANCIALS		447,009
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
Medical Device Manufacturing, Inc. 10% 7/15/12 (g)	480	494
Health Care Providers & Services - 0.2%
AmeriPath, Inc. 10.5% 4/1/13	2,735	2,790
Beverly Enterprises, Inc. 7.875% 6/15/14 (g)	180	181
Concentra Operating Corp. 9.125% 6/1/12 (g)	210	225
Fountain View, Inc. 9.25% 8/19/08 (e)	3,780	3,780
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	575	581
HealthSouth Corp.:
7.625% 6/1/12	1,085	1,014
8.375% 10/1/11	270	259
10.75% 10/1/08	1,185	1,218
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14 (g)	2,085	2,158
Mariner Health Care, Inc. 8.25% 12/15/13 (g)	580	619
National Nephrology Associates, Inc. 9% 11/1/11 (g)	340	392
Psychiatric Solutions, Inc. 10.625% 6/15/13	555	622
Quintiles Transnational Corp. 10% 10/1/13	340	347
Tenet Healthcare Corp.:
6.375% 12/1/11	1,395	1,245
7.375% 2/1/13	1,885	1,744
		17,175
TOTAL HEALTH CARE		17,669
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
BE Aerospace, Inc.:
8% 3/1/08	1,130	1,096
8.875% 5/1/11	605	587
9.5% 11/1/08	2,350	2,374
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Aerospace & Defense - continued
Bombardier, Inc.:
6.3% 5/1/14 (g)	$ 3,015	$ 2,602
7.45% 5/1/34 (g)	3,000	2,544
Raytheon Co. 5.5% 11/15/12	1,435	1,468
		10,671
Airlines - 0.0%
AMR Corp.:
9% 9/15/16	930	642
9.17% 1/30/12	140	94
10.13% 6/15/11	140	94
10.45% 11/15/11	405	275
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	105	70
7.9% 12/15/09	2,150	839
8.3% 12/15/29	1,100	374
10.14% 8/14/12	120	55
		2,443
Building Products - 0.0%
Building Materials Corp. of America 7.75% 8/1/14 (g)	960	934
Mueller Group, Inc. 5.9188% 11/1/11 (g)(i)	1,160	1,195
		2,129
Commercial Services & Supplies - 0.1%
Allied Security Escrow Corp. 11.375% 7/15/11 (g)	540	559
Allied Waste North America, Inc.:
5.75% 2/15/11	595	561
6.375% 4/15/11	610	596
7.625% 1/1/06	1,780	1,860
American Color Graphics, Inc. 10% 6/15/10	330	303
Boise Cascade Office Products Corp. 7.05% 5/15/05	1,300	1,341
Cenveo Corp. 7.875% 12/1/13	175	159
		5,379
Construction & Engineering - 0.0%
Great Lakes Dredge & Dock Corp. 7.75% 12/15/13	360	295
Machinery - 0.0%
Cummins, Inc. 9.5% 12/1/10 (i)	475	544
Dresser, Inc. 9.375% 4/15/11	450	486
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - continued
Invensys PLC 9.875% 3/15/11 (g)	$ 2,165	$ 2,176
Terex Corp. 7.375% 1/15/14	620	618
		3,824
Marine - 0.0%
Horizon Lines LLC/Holdings Corp. 9% 11/1/12 (g)	330	342
OMI Corp. 7.625% 12/1/13	35	34
		376
Road & Rail - 0.0%
TFM SA de CV yankee:
10.25% 6/15/07	285	289
11.75% 6/15/09	720	716
		1,005
TOTAL INDUSTRIALS		26,122
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Corning, Inc. 6.2% 3/15/16	560	531
L-3 Communications Corp. 6.125% 1/15/14	950	922
Motorola, Inc. 8% 11/1/11	8,145	9,454
		10,907
Electronic Equipment & Instruments - 0.0%
Celestica, Inc. 7.875% 7/1/11	2,940	2,999
Flextronics International Ltd. 6.5% 5/15/13	335	328
Sanmina-SCI Corp. 10.375% 1/15/10	930	1,056
		4,383
IT Services - 0.0%
Iron Mountain, Inc. 6.625% 1/1/16	1,170	1,082
Office Electronics - 0.0%
Xerox Corp.:
7.125% 6/15/10	1,280	1,315
7.15% 8/1/04	425	425
7.625% 6/15/13	990	1,017
		2,757
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc.:
7.125% 3/15/11	$ 585	$ 500
7.75% 5/15/13	1,270	1,086
Freescale Semiconductor, Inc.:
4.38% 7/15/09 (g)(i)	910	925
6.875% 7/15/11 (g)	1,060	1,065
7.125% 7/15/14 (g)	650	653
Semiconductor Note Participation Trust 0% 8/4/11 (g)	1,505	2,107
Viasystems, Inc. 10.5% 1/15/11 (g)	1,310	1,271
		7,607
TOTAL INFORMATION TECHNOLOGY		26,736
MATERIALS - 0.5%
Chemicals - 0.1%
America Rock Salt Co. LLC 9.5% 3/15/14 (g)	560	578
Berry Plastics Corp. 10.75% 7/15/12	1,285	1,430
E.I. du Pont de Nemours & Co. 4.125% 4/30/10	3,535	3,491
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	2,220	2,448
Geon Co. 6.875% 12/15/05	115	116
Huntsman ICI Holdings LLC 0% 12/31/09	695	334
Huntsman International LLC 9.875% 3/1/09	1,020	1,104
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (d)	645	500
Lyondell Chemical Co.:
9.5% 12/15/08	330	346
9.875% 5/1/07	880	922
Millennium America, Inc. 9.25% 6/15/08	1,620	1,717
Nalco Co. 7.75% 11/15/11 (g)	650	678
PolyOne Corp.:
8.875% 5/1/12	410	404
10.625% 5/15/10	790	841
The Scotts Co. 6.625% 11/15/13	650	657
		15,566
Construction Materials - 0.0%
Texas Industries, Inc. 10.25% 6/15/11	1,930	2,147
U.S. Concrete, Inc. 8.375% 4/1/14 (g)	700	693
		2,840
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - 0.1%
BWAY Corp. 10% 10/15/10	$ 820	$ 865
Crown European Holdings SA 10.875% 3/1/13	1,150	1,328
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	560	591
8.75% 11/15/12	520	568
8.875% 2/15/09	1,280	1,386
Owens-Illinois, Inc.:
7.15% 5/15/05	735	754
7.35% 5/15/08	1,560	1,576
7.8% 5/15/18	1,040	988
8.1% 5/15/07	615	643
Sealed Air Corp.:
5.625% 7/15/13 (g)	810	807
6.875% 7/15/33 (g)	1,695	1,730
Tekni-Plex, Inc. 8.75% 11/15/13 (g)	510	493
		11,729
Metals & Mining - 0.1%
Allegheny Technologies, Inc. 8.375% 12/15/11	470	482
California Steel Industries, Inc. 6.125% 3/15/14	745	699
Compass Minerals International, Inc. 0% 12/15/12 (d)	1,140	935
CSN Islands VIII Corp. 9.75% 12/16/13 (g)	2,210	2,108
Foundation Pennsylvania Coal Co. 7.25% 8/1/14 (g)	530	535
International Steel Group, Inc. 6.5% 4/15/14 (g)	1,975	1,866
Steel Dynamics, Inc. 9.5% 3/15/09	1,295	1,444
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12 (g)	940	961
		9,030
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.5% 5/15/06	1,205	1,277
8% 1/15/24	1,170	1,224
8.125% 5/15/11	1,535	1,721
9.5% 12/1/11	580	687
International Paper Co.:
4.25% 1/15/09	995	982
5.5% 1/15/14	2,500	2,482
Norske Skog Canada Ltd. 8.625% 6/15/11	1,900	2,043
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
Stone Container Corp.:
8.375% 7/1/12	$ 760	$ 794
9.75% 2/1/11	2,345	2,591
Weyerhaeuser Co. 5.25% 12/15/09	2,180	2,234
		16,035
TOTAL MATERIALS		55,200
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.7%
AT&T Broadband Corp. 8.375% 3/15/13	7,500	8,892
BellSouth Corp.:
6% 10/15/11	1,745	1,849
6.55% 6/15/34	5,000	5,049
British Telecommunications PLC:
8.375% 12/15/10	3,930	4,632
8.875% 12/15/30	4,565	5,748
France Telecom SA 8.75% 3/1/11	7,635	8,908
Koninklijke KPN NV yankee 8% 10/1/10	7,800	9,073
KT Corp. 5.875% 6/24/14 (g)	2,925	2,944
NTL Cable PLC 8.75% 4/15/14 (g)	665	688
Primus Telecommunications Group, Inc. 8% 1/15/14	795	572
Qwest Communications International, Inc. 7.5% 2/15/14 (g)	1,660	1,548
Qwest Corp. 9.125% 3/15/12 (g)	905	996
Qwest Services Corp. 14% 12/15/10 (g)(i)	1,020	1,193
SBC Communications, Inc. 5.875% 8/15/12	4,000	4,155
Telefonica Europe BV 7.75% 9/15/10	6,000	6,933
TELUS Corp. yankee 7.5% 6/1/07	11,770	12,847
Triton PCS, Inc.:
8.75% 11/15/11	1,640	1,263
9.375% 2/1/11	970	781
		78,071
Wireless Telecommunication Services - 0.4%
America Movil SA de CV:
4.125% 3/1/09 (g)	3,115	2,968
5.5% 3/1/14 (g)	2,810	2,630
American Cellular Corp. 10% 8/1/11	575	500
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
American Tower Corp. 9.375% 2/1/09	$ 900	$ 961
AT&T Wireless Services, Inc.:
7.875% 3/1/11	10,380	11,930
8.75% 3/1/31	5,000	6,224
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (g)	1,130	1,045
Crown Castle International Corp.:
Series B, 7.5% 12/1/13	1,170	1,167
10.75% 8/1/11	460	515
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	585	656
Millicom International Cellular SA 10% 12/1/13 (g)	1,170	1,167
Nextel Communications, Inc.:
7.375% 8/1/15	2,500	2,619
9.5% 2/1/11	590	665
Nextel ners, Inc. 8.125% 7/1/11	495	517
Rogers Wireless, Inc.:
6.375% 3/1/14	2,455	2,280
9.625% 5/1/11	1,130	1,266
Western Wireless Corp. 9.25% 7/15/13	1,420	1,448
		38,558
TOTAL TELECOMMUNICATION SERVICES		116,629
UTILITIES - 1.1%
Electric Utilities - 0.6%
Allegheny Energy Supply Co. LLC:
8.25% 4/15/12 (g)	1,255	1,254
10.25% 11/15/07 (g)(i)	76	77
Cleveland Electric Illuminating Co. 5.65% 12/15/13 (g)	2,645	2,636
CMS Energy Corp.:
7.625% 11/15/04	1,875	1,891
7.75% 8/1/10 (g)	1,075	1,099
8.5% 4/15/11	1,110	1,168
8.9% 7/15/08	3,640	3,868
9.875% 10/15/07	2,605	2,839
Detroit Edison Co. 5.2% 10/15/12	4,000	4,006
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Duke Capital LLC:
6.25% 2/15/13	$ 5,000	$ 5,220
6.75% 2/15/32	3,530	3,536
Edison International 6.875% 9/15/04	760	760
Exelon Corp. 6.75% 5/1/11	2,040	2,230
FirstEnergy Corp.:
5.5% 11/15/06	2,830	2,945
6.45% 11/15/11	895	947
FPL Group Capital, Inc. 3.25% 4/11/06	1,250	1,257
Illinois Power Co.:
7.5% 6/15/09	3,375	3,729
11.5% 12/15/10	940	1,119
Nevada Power Co. 10.875% 10/15/09	570	656
Niagara Mohawk Power Corp. 8.875% 5/15/07	1,660	1,880
Oncor Electric Delivery Co. 6.375% 5/1/12	2,195	2,374
Pacific Gas & Electric Co.:
4.2% 3/1/11	1,095	1,057
4.8% 3/1/14	1,450	1,395
PG&E Corp. 6.875% 7/15/08	565	596
Progress Energy, Inc. 7.1% 3/1/11	8,065	8,892
Public Service Co. of Colorado 5.5% 4/1/14	4,035	4,124
Sierra Pacific Power Co. 6.25% 4/15/12 (g)	360	349
Southern California Edison Co.:
4.65% 4/1/15	2,000	1,893
5% 1/15/14	2,515	2,484
TECO Energy, Inc.:
6.125% 5/1/07	915	929
10.5% 12/1/07	1,425	1,628
		68,838
Gas Utilities - 0.1%
Consolidated Natural Gas Co. 6.85% 4/15/11	1,550	1,709
Dynegy Holdings, Inc. 10.125% 7/15/13 (g)	830	911
Sonat, Inc.:
6.625% 2/1/08	1,385	1,292
6.75% 10/1/07	825	785
7.625% 7/15/11	235	215
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Texas Eastern Transmission Corp.:
5.25% 7/15/07	$ 1,215	$ 1,258
7.3% 12/1/10	4,320	4,863
Transcontinental Gas Pipe Line Corp. 6.125% 1/15/05	475	477
		11,510
Multi-Utilities & Unregulated Power - 0.4%
AES Corp.:
8.375% 8/15/07	780	781
8.5% 11/1/07	375	384
8.75% 6/15/08	347	364
8.75% 5/15/13 (g)	2,135	2,330
8.875% 2/15/11	558	591
9% 5/15/15 (g)	1,000	1,090
9.375% 9/15/10	1,143	1,240
9.5% 6/1/09	2,802	3,054
Calpine Corp. 7.35% 7/15/07 (g)(i)	2,515	2,137
Calpine Generating Co. LLC 7.35% 4/1/10 (g)(i)	285	271
Constellation Energy Group, Inc.:
6.35% 4/1/07	4,410	4,705
7% 4/1/12	2,855	3,143
Dominion Resources, Inc.:
6.25% 6/30/12	5,765	6,086
8.125% 6/15/10	6,816	7,937
NRG Energy, Inc. 8% 12/15/13 (g)	1,950	1,979
Reliant Energy, Inc. 9.25% 7/15/10	1,355	1,433
		37,525
TOTAL UTILITIES		117,873
TOTAL NONCONVERTIBLE BONDS		1,037,138
TOTAL CORPORATE BONDS (Cost $1,097,770)		1,108,365
U.S. Government and Government Agency Obligations - 9.5%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - 1.7%
Fannie Mae:
4.625% 10/15/13	$ 20,000	$ 19,533
Fannie Mae: - continued
5.125% 1/2/14	8,800	8,682
5.25% 8/1/12	1,925	1,950
6% 5/15/11	6,920	7,494
6.125% 3/15/12	11,499	12,531
6.25% 2/1/11	6,465	7,001
Freddie Mac:
2.375% 2/15/07	4,000	3,921
2.75% 8/15/06	12,000	11,955
3.625% 9/15/08	25,000	24,754
4.5% 1/15/14	30,900	29,825
5.25% 11/5/12	2,810	2,791
5.75% 1/15/12	25,000	26,660
5.875% 3/21/11	23,295	24,756
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		181,853
U.S. Treasury Inflation Protected Obligations - 1.5%
U.S. Treasury Inflation-Indexed Notes 2% 1/15/14	159,622	159,992
U.S. Treasury Obligations - 6.3%
U.S. Treasury Bonds:
6.125% 8/15/29	49,890	55,637
6.375% 8/15/27	1,890	2,162
9.125% 5/15/18	16,500	23,415
11.25% 2/15/15	7,800	12,134
U.S. Treasury Notes:
1.625% 4/30/05	10,000	9,979
2% 8/31/05	45,000	44,938
2.375% 8/15/06	106,270	105,589
2.5% 5/31/06	82,000	81,840
2.625% 11/15/06	15,200	15,134
3.25% 1/15/09	125,250	123,562
3.375% 12/15/08	25,000	24,820
3.875% 5/15/09	2,000	2,018
4% 11/15/12	67,320	65,868
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
4.625% 5/15/06	$ 30,205	$ 31,279
6% 8/15/09	72,628	80,189
TOTAL U.S. TREASURY OBLIGATIONS		678,564
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,028,564)		1,020,409
U.S. Government Agency - Mortgage Securities - 9.8%

Fannie Mae - 9.4%
4% 8/1/19 (h)	95,000	91,141
4.5% 8/1/19 (h)	26,000	25,569
4.5% 6/1/33 to 3/1/34	142,756	134,992
5% 10/1/17 to 12/1/33	195,065	194,379
5% 8/1/34 (h)	175,000	170,680
5.5% 11/1/08 to 6/1/19	126,620	130,321
5.5% 8/1/34 (h)	58,298	58,480
6% 8/1/12 to 8/1/33	31,075	32,385
6% 8/1/34 (h)	9,916	10,176
6.5% 4/1/06 to 4/1/33	83,984	88,294
6.5% 8/1/19 (h)	38,282	40,200
7% 11/1/22 to 6/1/33	30,624	32,451
7.5% 12/1/22 to 3/1/29	4,471	4,796
8% 9/1/17	18	19
TOTAL FANNIE MAE		1,013,883
Government National Mortgage Association - 0.4%
5.5% 1/15/32 to 5/15/34	8,109	8,172
6.5% 3/15/26 to 1/15/33	12,341	12,957
7% 11/15/22 to 12/15/32	21,522	22,905
7.5% 1/15/26 to 9/15/28	2,590	2,790
8% 1/15/17 to 10/15/29	222	244
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
9% 11/15/14 to 1/15/23	$ 117	$ 131
9.5% 12/15/20 to 3/15/23	42	47
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		47,246
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,058,768)		1,061,129
Asset-Backed Securities - 1.1%

ACE Securities Corp. Series 2003-FM1 Class M2, 3.3% 11/25/32 (i)	1,490	1,517
American Express Credit Account Master Trust Series 2001-6 Class B, 1.73% 12/15/08 (i)	5,200	5,216
American Express Credit Account Trust Series 2004-C Class C, 1.88% 2/15/12 (g)(i)	6,000	6,004
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 1.76% 4/15/33 (i)	2,331	2,334
Series 2003-HE7 Class A3, 1.74% 12/15/33 (i)	4,600	4,610
Capital One Multi-Asset Execution Trust:
Series 2003-B1 Class B1, 2.55% 2/17/09 (i)	5,090	5,169
Series 2003-B2 Class B2, 3.5% 2/17/09	2,675	2,690
Series 2003-B4 Class B4, 2.18% 7/15/11 (i)	3,035	3,090
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 3.35% 10/25/33 (i)	1,265	1,302
Chase Credit Card Owner Trust Series 2004-1 Class B, 1.58% 5/15/09 (i)	2,425	2,425
Chase Manhattan Auto Owner Trust Series 2001-A Class CTFS, 5.06% 2/15/08	546	552
Citibank Credit Card Issuance Trust Series 2000-C2 Class C2, 2.25% 10/15/07 (i)	7,500	7,520
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 2.13% 11/25/33 (i)	700	706
Class M2, 3.2% 11/25/33 (i)	300	307
Ford Credit Auto Owner Trust:
Series 2001-B Class B, 5.71% 9/15/05	2,170	2,174
Series 2001-C Class B, 5.54% 12/15/05	3,800	3,806
Home Equity Asset Trust:
Series 2003-2:
Class A2, 1.83% 8/25/33 (i)	501	503
Class M1, 2.33% 8/25/33 (i)	1,130	1,145
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Home Equity Asset Trust: - continued
Series 2003-4:
Class M1, 2.25% 10/25/33 (i)	$ 1,670	$ 1,686
Class M2, 3.35% 10/25/33 (i)	1,980	2,018
Home Equity Asset Trust NIMS Trust:
Series 2002-4N Class A, 8% 5/27/33 (g)	206	206
Series 2003-2N Class A, 8% 9/27/33 (g)	469	471
Series 2003-5N Class A, 7.5% 1/27/34 (g)	219	220
Household Home Equity Loan Trust Series 2002-2 Class A, 1.72% 4/20/32 (i)	2,765	2,771
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (g)	5,000	4,475
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 2.2% 7/25/33 (i)	3,770	3,803
Class M2, 3.3% 7/25/33 (i)	1,925	1,976
MBNA Credit Card Master Note Trust:
Series 2003-B3 Class B3, 1.755% 1/18/11 (i)	3,342	3,350
Series 2003-B5 Class B5, 1.75% 2/15/11 (i)	4,855	4,890
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 2.55% 12/27/32 (i)	940	956
Series 2003-HE1 Class M2, 3.35% 5/25/33 (i)	2,310	2,353
Series 2003-NC8 Class M1, 2.15% 9/25/33 (i)	1,120	1,125
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 2.45% 1/25/32 (i)	1,990	2,022
Series 2002-NC1 Class M1, 2.25% 2/25/32 (g)(i)	1,760	1,777
Series 2002-NC3 Class M1, 2.17% 8/25/32 (i)	765	772
Series 2003-NC2 Class M2, 3.45% 2/25/33 (i)	1,320	1,352
New Century Home Equity Loan Trust Series 2003-2 Class A2, 1.88% 1/25/33 (i)	1,880	1,883
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57% 6/15/09	4,700	4,676
Residential Asset Mortgage Products, Inc. Series 2003-RP2 Class A1, 1.95% 9/25/33 (g)(i)	3,321	3,332
Sears Credit Account Master Trust II:
Series 2000-2 Class A, 6.75% 9/16/09	7,895	8,251
Series 2002-4 Class A, 1.51% 8/18/09 (i)	4,200	4,205
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 1.83% 3/15/11 (g)(i)	4,320	4,323
TOTAL ASSET-BACKED SECURITIES (Cost $112,918)		113,963
Collateralized Mortgage Obligations - 0.5%
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - 0.4%
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3875% 12/25/33 (i)	$ 1,437	$ 1,438
Class 2A1, 4.2187% 12/25/33 (i)	3,715	3,672
Series 2003-L Class 2A1, 4.0362% 1/25/34 (i)	6,944	6,889
Series 2004-B:
Class 1A1, 3.4463% 3/25/34 (i)	6,364	6,341
Class 2A2, 4.16% 3/25/34 (i)	2,741	2,725
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	1,091	1,129
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	2,894	2,999
Series 2004-SL2 Class A1, 6.5% 11/25/16	1,336	1,382
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-B:
Class B3, 2.9131% 7/10/35 (g)(i)	3,736	3,793
Class B4, 3.1131% 7/10/35 (g)(i)	2,851	2,895
Class B5, 3.7131% 7/10/35 (g)(i)	2,654	2,694
Class B6, 4.2131% 7/10/35 (g)(i)	1,180	1,201
Series 2003-CB1:
Class B3, 2.8131% 6/10/35 (g)(i)	1,316	1,336
Class B4, 3.0131% 6/10/35 (g)(i)	1,174	1,191
Class B5, 3.6131% 6/10/35 (g)(i)	801	815
Class B6, 4.1131% 6/10/35 (g)(i)	476	485
Washington Mutual Mortgage Securities Corp. sequential pay Series 2003-MS9 Class 2A1, 7.5% 12/25/33	1,001	1,057
TOTAL PRIVATE SPONSOR		42,042
U.S. Government Agency - 0.1%
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class Series 2001-53 Class OH, 6.5% 6/25/30	168	169
Series 2004-21 Class ZJ, 5.5% 6/25/32	1,231	1,233
Freddie Mac planned amortization class Series 2355 Class CD, 6.5% 6/15/30	225	227
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8704% 10/16/23 (i)	$ 685	$ 723
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2003-59 Class D, 3.654% 10/16/27	4,890	4,543
TOTAL U.S. GOVERNMENT AGENCY		6,895
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $49,272)		48,937
Commercial Mortgage Securities - 0.7%

Banc of America Commercial Mortgage, Inc. sequential pay Series 2004-2 Class A3, 4.05% 11/10/38	7,000	6,736
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class B, 4.888% 5/14/16 (g)	1,030	1,037
Class C, 4.937% 5/14/16 (g)	2,140	2,156
Class D, 4.986% 5/14/16 (g)	780	785
Class E, 5.064% 5/14/16 (g)	2,420	2,432
Class F, 5.182% 5/14/16 (g)	580	585
COMM floater Series 2002-FL7 Class A2, 1.73% 11/15/14 (g)(i)	2,475	2,476
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	5,000	5,690
Series 1997-C2 Class D, 7.27% 1/17/35	2,800	3,094
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,335	1,441
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	5,000	5,334
Class C1, 7.52% 5/15/06 (g)	4,000	4,273
Ginnie Mae guaranteed REMIC pass thru securities sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	2,985	2,883
Series 2003-36 Class C, 4.254% 2/16/31	2,370	2,304
Series 2003-47 Class C, 4.227% 10/16/27	4,370	4,252
GS Mortgage Securities Corp. II:
sequential pay Series 2003-C1 Class A2A, 3.59% 1/10/40	2,445	2,423
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
GS Mortgage Securities Corp. II: - continued
Series 1998-GLII Class E, 7.1905% 4/13/31 (i)	$ 1,220	$ 1,280
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A2, 7.95% 1/15/10	5,000	5,797
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (g)	9,000	9,633
Wachovia Bank Commercial Mortgage Trust sequential pay Series 2003-C8 Class A3, 4.445% 11/15/35	8,060	7,940
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $71,037)		72,551
Foreign Government and Government Agency Obligations - 0.3%

Chilean Republic 7.125% 1/11/12	6,700	7,529
South African Republic 6.5% 6/2/14	2,625	2,691
State of Israel 4.625% 6/15/13	770	721
United Mexican States:
4.625% 10/8/08	9,635	9,596
7.5% 1/14/12	6,200	6,820
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $26,163)		27,357
Supranational Obligations - 0.0%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $2,795)	2,825	3,096
Floating Rate Loans - 0.0%

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Qwest Corp. Tranche A term loan 6.5% 6/30/07 (i)	2,020	2,098
UTILITIES - 0.0%
Electric Utilities - 0.0%
Mission Energy Holding Co. term loan 7% 12/11/06 (i)	2,100	2,113
Multi-Utilities & Unregulated Power - 0.0%
AES Corp. term loan 5.32% 4/30/08 (i)	474	481
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
NRG Energy, Inc.:
Credit-Linked Deposit 5.4863% 6/23/10 (i)	$ 146	$ 151
term loan 5.5594% 6/23/10 (i)	258	268
		900
TOTAL UTILITIES		3,013
TOTAL FLOATING RATE LOANS (Cost $4,990)		5,111
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 1.33% (b)	327,891,099	327,891
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	46,748,182	46,748
TOTAL MONEY MARKET FUNDS (Cost $374,639)		374,639
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.31%, dated 7/30/04 due 8/2/04) (Cost $2,728)	$ 2,728	2,728
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $10,289,394)		11,156,703
NET OTHER ASSETS - (3.5)%		(372,322)
NET ASSETS - 100%		$ 10,784,381
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swap
Receive from Morgan Stanley, Inc., upon default event of Motorola, Inc., par value of the notional amount of Motorola, Inc. 7.625% 11/15/10, and pay quarterly notional amount multiplied by .69%	Sept. 2009	$ 7,000	$ (14)
Receive quarterly notional amount multiplied by .59% and pay Merrill Lynch, Inc. upon default event of Raytheon Co., par value of the notional amount of Raytheon Co. 6.55% 3/15/10	March 2009	3,634	10
Receive quarterly notional amount multiplied by .8% and pay Morgan Stanley, Inc. upon default event of News America, Inc., par value of the notional amount of News America, Inc. 4.75% 3/15/10	April 2010	15,000	188
TOTAL CREDIT DEFAULT SWAP		25,634	184
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	5,400	85
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 50 basis points with Lehman Brothers, Inc.	August 2004	6,700	65
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 55 basis points with Deutsche Bank	Dec. 2004	5,000	51
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 72 basis points with Bank of America	Jan. 2005	5,400	2
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap - continued

Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 70 basis points with Bank of America

	Dec. 2004	$ 5,400	$ 141
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	Nov. 2004	10,800	154
TOTAL TOTAL RETURN SWAP		38,700	498
		$ 64,334	$ 682
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $244,428,000 or 2.3% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	19.4%
AAA,AA,A	5.4%
BBB	4.7%
BB	0.2%
B	1.3%
CCC,CC,C	0.5%
Not Rated	0.7%
Equities	67.8%
Other Investments	0.0%
Short-Term Investments and Net Other Assets	0.0%
100.0%
We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.9%
Canada	2.5%
Bermuda	1.0%
Others (individually less than 1%)	6.6%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alliance Bancorp of New England, Inc.	-	$ 8,878,000	-	$ 17,000	-
ATMI, Inc.	$ 16,446,000	21,429,000	$ 283,000	-	$ 32,079,000
Frontier Airlines, Inc.	25,102,000	19,982,000	-	-	27,960,000
LTX Corp.	45,071,000	976,000	22,017,000	-	26,657,000
Vastera, Inc.	9,065,000	2,811,000	-	-	4,719,000
Total	$ 95,684,000	$ 54,076,000	$ 22,300,000	$ 17,000	$ 91,415,000
Income Tax Information
The fund hereby designates approximately $253,425,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount) J	July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $43,194 and repurchase agreements of $2,728)(cost $10,289,394) - See accompanying schedule		$ 11,156,703
Cash		1
Receivable for investments sold		79,934
Receivable for fund shares sold		21,116
Dividends receivable		7,282
Interest receivable		32,705
Swap agreements, at value		682
Prepaid expenses		15
Other affiliated receivables		27
Other receivables		602
Total assets		11,299,067

Liabilities
Payable for investments purchased Regular delivery	$ 54,858
Delayed delivery	397,739
Payable for fund shares redeemed	8,340
Accrued management fee	3,829
Other affiliated payables	2,227
Other payables and accrued expenses	945
Collateral on securities loaned, at value	46,748
Total liabilities		514,686

Net Assets		$ 10,784,381
Net Assets consist of:
Paid in capital		$ 9,617,098
Undistributed net investment income		23,604
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		275,691
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		867,988
Net Assets, for 650,716 shares outstanding		$ 10,784,381
Net Asset Value, offering price and redemption price per share ($10,784,381 ÷ 650,716 shares)		$ 16.57

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2004

Investment Income
Dividends (including $17 received from affiliated issuers)		$ 72,084
Interest		152,409
Security lending		309
Total income		224,802

Expenses
Management fee	$ 42,014
Transfer agent fees	21,202
Accounting and security lending fees	1,264
Non-interested trustees' compensation	52
Appreciation in deferred trustee compensation account	17
Custodian fees and expenses	420
Registration fees	510
Audit	110
Legal	24
Interest	1
Miscellaneous	624
Total expenses before reductions	66,238
Expense reductions	(1,676)	64,562
Net investment income (loss)		160,240
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $11,155 from affiliated issuers)	534,044
Foreign currency transactions	30
Swap agreements	(767)
Total net realized gain (loss)		533,307
Change in net unrealized appreciation (depreciation) on: Investment securities	331,017
Assets and liabilities in foreign currencies	(2)
Swap agreements	682
Delayed delivery commitments	(2,910)
Total change in net unrealized appreciation (depreciation)		328,787
Net gain (loss)		862,094
Net increase (decrease) in net assets resulting from operations		$ 1,022,334

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 160,240	$ 147,622
Net realized gain (loss)	533,307	(52,638)
Change in net unrealized appreciation (depreciation)	328,787	875,521
Net increase (decrease) in net assets resulting from operations	1,022,334	970,505
Distributions to shareholders from net investment income	(153,880)	(143,899)
Share transactions Net proceeds from sales of shares	3,598,599	1,697,567
Reinvestment of distributions	150,873	140,907
Cost of shares redeemed	(1,738,797)	(1,223,519)
Net increase (decrease) in net assets resulting from share transactions	2,010,675	614,955
Total increase (decrease) in net assets	2,879,129	1,441,561

Net Assets
Beginning of period	7,905,252	6,463,691
End of period (including undistributed net investment income of $23,604 and undistributed net investment income of $17,103, respectively)	$ 10,784,381	$ 7,905,252
Other Information Shares
Sold	217,286	123,800
Issued in reinvestment of distributions	9,103	10,440
Redeemed	(105,374)	(91,163)
Net increase (decrease)	121,015	43,077

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.92	$ 13.28	$ 15.45	$ 15.33	$ 17.51
Income from Investment Operations
Net investment income (loss) B	.27	.30	.41	.47	.46
Net realized and unrealized gain (loss)	1.64	1.63	(1.99)	.61	(.18)
Total from investment operations	1.91	1.93	(1.58)	1.08	.28
Distributions from net investment income	(.26)	(.29)	(.42)	(.47)	(.48)
Distributions from net realized gain	-	-	(.17)	(.49)	(1.98)
Total distributions	(.26)	(.29)	(.59)	(.96)	(2.46)
Net asset value, end of period	$ 16.57	$ 14.92	$ 13.28	$ 15.45	$ 15.33
Total Return A	12.82%	14.78%	(10.53)%	7.23%	1.82%
Ratios to Average Net Assets C
Expenses before expense reductions	.67%	.70%	.69%	.67%	.67%
Expenses net of voluntary waivers, if any	.67%	.70%	.69%	.67%	.67%
Expenses net of all reductions	.66%	.67%	.66%	.64%	.63%
Net investment income (loss)	1.63%	2.17%	2.79%	3.05%	2.98%
Supplemental Data
Net assets, end of period (in millions)	$ 10,784	$ 7,905	$ 6,464	$ 6,867	$ 5,814
Portfolio turnover rate	99%	137%	150%	115%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Balanced Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, foreign currency transactions, prior period premium and discount on debt securities, market discount, passive foreign investment companies (PFIC), partnerships, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,309,222
Unrealized depreciation	(470,666)
Net unrealized appreciation (depreciation)	838,556
Undistributed ordinary income	63,626
Undistributed long-term capital gain	246,897
Cost for federal income tax purposes	$ 10,318,147

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 153,880	$ 143,899

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $6,197,019 and $4,729,801, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of ..22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,845 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $578 for the period.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $7,407. The weighted average interest rate was 1.50%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,574 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $10 and $92, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Balanced Fund (a fund of Fidelity Puritan Trust) at July 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Balanced Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 293 funds advised by FMR or an affiliate. Mr. McCoy oversees 295 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Balanced (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A (telecommunications (Milan, Italy), 2004) Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Puritan Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Balanced. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Balanced. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Lawrence Rakers (40)

Year of Election or Appointment: 2003

Vice President of Balanced. Mr. Rakers also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rakers managed a variety of Fidelity funds. Mr. Rakers also serves as Vice President of FMR (2002) and FMR Co. (2002).

George A. Fischer (43)

Year of Election or Appointment: 2004

Vice President of Balanced. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Balanced. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Balanced. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Balanced. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Balanced. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Balanced. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Balanced. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Balanced. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Balanced. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Balanced. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Balanced. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Balanced. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Balanced. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Balanced Fund voted to pay on September 7, 2004, to shareholders of record at the opening of business on September 3, 2004, a distribution of $.44 per share derived from capital gains realized from sales of portfolio securities.

A total of 11.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 31%, 31%, 55%, and 55% of the dividends distributed in September, December, March, and June, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 40%, 40%, 42%, and 42% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

JMC
PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	23,344,098,476.90	71.697
Against	6,743,167,438.95	20.710
Abstain	1,313,243,243.42	4.033
Abstain Non-Votes	1,159,243,437.34	3.560
TOTAL	32,559,752,596.61	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	30,928,470,171.60	94.990
Withheld	1,631,282,425.01	5.010
TOTAL	32,559,752,596.61	100.000
Ralph F. Cox
Affirmative	30,868,493,057.97	94.806
Withheld	1,691,259,538.64	5.194
TOTAL	32,559,752,596.61	100.000
Laura B. Cronin
Affirmative	30,908,610,110.02	94.929
Withheld	1,651,142,486.59	5.071
TOTAL	32,559,752,596.61	100.000
Robert M. Gates
Affirmative	30,902,184,576.53	94.909
Withheld	1,657,568,020.08	5.091
TOTAL	32,559,752,596.61	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	30,886,751,008.75	94.862
Withheld	1,673,001,587.86	5.138
TOTAL	32,559,752,596.61	100.000
Abigail P. Johnson
Affirmative	30,854,130,441.89	94.762
Withheld	1,705,622,154.72	5.238
TOTAL	32,559,752,596.61	100.000
Edward C. Johnson 3d
Affirmative	30,853,722,183.43	94.760
Withheld	1,706,030,413.18	5.240
TOTAL	32,559,752,596.61	100.000
Donald J. Kirk
Affirmative	30,884,916,646.74	94.856
Withheld	1,674,835,949.87	5.144
TOTAL	32,559,752,596.61	100.000
Marie L. Knowles
Affirmative	30,933,867,397.29	95.006
Withheld	1,625,885,199.32	4.994
TOTAL	32,559,752,596.61	100.000
Ned C. Lautenbach
Affirmative	30,942,458,439.22	95.033
Withheld	1,617,294,157.39	4.967
TOTAL	32,559,752,596.61	100.000
Marvin L. Mann
Affirmative	30,891,790,430.77	94.877
Withheld	1,667,962,165.84	5.123
TOTAL	32,559,752,596.61	100.000
William O. McCoy
Affirmative	30,899,169,712.00	94.900
Withheld	1,660,582,884.61	5.100
TOTAL	32,559,752,596.61	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	30,922,038,922.09	94.970
Withheld	1,637,713,674.52	5.030
TOTAL	32,559,752,596.61	100.000
William S. Stavropoulos
Affirmative	30,920,917,920.05	94.967
Withheld	1,638,834,676.56	5.033
TOTAL	32,559,752,596.61	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

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(such as changing name, address, bank, etc.)

Fidelity Investments
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Fidelity Investments
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100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
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Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
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California

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Colorado

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Georgia

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Kansas

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Maine

Three Canal Plaza
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Maryland

7401 Wisconsin Avenue
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One W. Pennsylvania Ave.
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Massachusetts

801 Boylston Street
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155 Congress Street
Boston, MA

300 Granite Street
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44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
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New Jersey

150 Essex Street
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56 South Street
Morristown, NJ

501 Route 17, South
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3518 Route 1 North
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New York

1055 Franklin Avenue
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37 West Jericho Turnpike
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1271 Avenue of the Americas
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61 Broadway
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North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
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28699 Chagrin Boulevard
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Oregon

16850 SW 72nd Avenue
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Pennsylvania

600 West DeKalb Pike
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Rhode Island

47 Providence Place
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Tennessee

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Texas

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4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
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14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
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Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

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Investment Sub-Advisers

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www.fidelity.com

BAL-UANN-0904
1.789243.101

Fidelity®

Low-Priced Stock

Fund

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	21.90%	15.28%	16.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Low-Priced Stock Fund on July 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Russell 2000® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Joel Tillinghast, Portfolio Manager of Fidelity® Low-Priced Stock Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

Fidelity Low-Priced Stock Fund produced a return of 21.90% during the 12-month period ending July 31, 2004, outperforming the 17.06% return for the Russell 2000® Index and the 16.06% advance of the LipperSM Small Cap Funds Average. Good stock picking in the three largest sectors in which the fund was invested - consumer discretionary, financials and information technology - was the principal reason for the fund's favorable results. More specifically, an emphasis on strong-performing homebuilding stocks, such as D.R. Horton and U.K.-based Barratt Developments, made a major contribution to the fund's relative return. Turning to the tech sector, gains achieved by an out-of-benchmark position in Hong Kong-based Kingboard Chemical, a maker of substrates used for printed circuit boards, helped the fund's tech holdings significantly outperform those in the index. Underweighting semiconductor industry stocks also was helpful, as this was the market's worst-performing industry. Among the fund's disappointments was a position in supermarket chain Safeway, which suffered from a five-month labor strike that eroded the company's earnings. Two hospital operators - Health Management Associates and Universal Health Services - were hurt by worries about bad debt and rising costs.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period * February 1, 2004 to July 31, 2004
Actual	$ 1,000.00	$ 1,007.00	$ 4.89
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.07	$ 4.93

* Expenses are equal to the Fund's annualized expense ratio of .98%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
D.R. Horton, Inc.	1.7	1.5
MBNA Corp.	1.7	0.8
Health Management Associates, Inc. Class A	1.6	0.7
Safeway, Inc.	1.3	1.5
Next PLC	1.3	1.1
CVS Corp.	1.2	1.4
The PMI Group, Inc.	1.2	1.2
Computer Sciences Corp.	1.2	1.0
Lafarge North America, Inc.	1.0	1.1
Petroleo Brasileiro SA Petrobras sponsored ADR	1.0	0.1
	13.2
Top Five Market Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.8	23.9
Financials	14.3	13.5
Information Technology	11.6	14.0
Industrials	9.6	9.9
Health Care	8.7	7.9
Asset Allocation (% of fund's net assets)
As of July 31, 2004 *		As of January 31, 2004 **
	Stocks, Investment Companies and Equity Futures 87.5%		Stocks 85.7%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 12.4%		Short-Term Investments and Net Other Assets 14.2%
* Foreign investments	23.1%	** Foreign investments	20.6%

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 85.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 22.8%
Auto Components - 2.0%
American Axle & Manufacturing Holdings, Inc.	2,305,000	$ 79,177
ArvinMeritor, Inc. (d)	6,777,400	134,667
Drew Industries, Inc. (a)(d)	955,000	36,452
Dura Automotive Systems, Inc. Class A (sub. vtg.) (a)	1,844,074	16,873
FCC Co. Ltd.	250,000	12,276
Federal Screw Works (d)	156,250	5,719
Finnveden Invest AB Series B (a)	1,147,250	9,678
Fuji Oozx, Inc.	200,000	676
Goodyear Tire & Rubber Co. (a)	1,000,000	10,950
Intermet Corp. (d)	2,559,810	9,497
Inzi Controls Co. Ltd.	100,000	224
Johnson Controls, Inc.	2,459,700	138,850
Murakami Corp. (d)	850,000	5,351
Musashi Seimitsu Industry Co. Ltd.	125,000	5,553
Nissin Kogyo Co. Ltd.	10,000	279
Nokian Tyres Ltd.	5,000	474
Owari Precise Products Co. Ltd.	350,000	866
Piolax, Inc. (d)	1,050,000	18,036
Samsung Climate Control Co. Ltd.	62,550	259
Shiloh Industries, Inc. (a)	90,000	1,458
Stoneridge, Inc. (a)(d)	2,076,200	30,479
Strattec Security Corp. (a)(d)	519,745	33,264
Tachi-S Co. Ltd.	1,175,000	14,635
Tanaka Seimitsu Kogyo Co. Ltd.	50,000	1,034
Tesma International, Inc. Class A (sub. vtg.)	251,300	6,570
Tochigi Fuji Industrial Co. Ltd.	600,000	1,781
Tower Automotive, Inc. (a)(d)	5,578,400	17,572
Toyota Auto Body Co. Ltd.	170,000	2,630
Yutaka Giken Co. Ltd.	350,000	6,767
		602,047
Automobiles - 1.0%
Ford Motor Co.	20,000,000	294,400
National R.V. Holdings, Inc. (a)(d)	951,900	15,468
		309,868
Distributors - 0.2%
Advanced Marketing Services, Inc. (d)	1,927,800	21,842
Compania de Distribucion Integral Logista SA	520,000	20,664
Goodfellow, Inc. (d)	419,500	5,917
HIP Interactive Corp. (a)	474,600	457
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Distributors - continued
Nagahori Corp.	200,000	$ 648
San-A Co. Ltd.	50,000	1,358
Source Interlink Companies, Inc. (a)	615,535	5,724
Uni-Select, Inc. (d)	1,119,800	21,330
		77,940
Hotels, Restaurants & Leisure - 3.6%
Applebee's International, Inc. (d)	8,250,000	219,780
ARK Restaurants Corp. (a)	153,491	3,883
Benihana, Inc. (a)(d)	373,300	5,704
Benihana, Inc. Class A (a)(d)	470,225	7,232
Brinker International, Inc. (a)	1,750,000	62,668
CEC Entertainment, Inc. (a)(d)	3,750,000	136,313
Domino's Pizza, Inc.	1,500,000	20,850
Elscint Ltd. (a)(d)	1,430,800	6,582
Elxsi Corp. (a)	181,600	681
Enterprise Inns PLC	607,912	5,901
Flanigan's Enterprises, Inc. (d)	195,000	1,258
IHOP Corp.	959,800	35,503
Inventive Leisure PLC	1,088,165	1,318
Jack in the Box, Inc. (a)(d)	3,337,500	106,466
Jurys Doyle Hotel Group PLC (Ireland)	375,000	4,870
Krispy Kreme Doughnuts, Inc. (a)	688,100	10,831
Lakes Entertainment, Inc. (a)(d)	1,468,126	15,503
Luminar PLC	1,500,000	11,172
Mefos Ltd.	25,000	263
Monarch Casino & Resort, Inc. (a)	46,087	744
MTR Gaming Group, Inc. (a)(d)	2,002,500	19,444
Outback Steakhouse, Inc.	3,270,000	132,795
Papa John's International, Inc. (a)(d)	2,250,000	68,333
Pierre & Vacances	20,000	1,707
Pizzaexpress PLC (a)	1,750,000	13,990
Ryan's Restaurant Group, Inc. (a)(d)	3,922,900	56,843
Sonic Corp. (a)(d)	6,150,000	141,450
Sportscene Restaurants, Inc. Class A (d)	406,500	2,431
Ultimate Leisure Group PLC	150,000	895
		1,095,410
Household Durables - 5.5%
Abbey PLC (d)	3,407,000	34,410
Airsprung Furniture Group PLC	950,000	995
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Barratt Developments PLC (d)	23,951,099	$ 246,213
Beazer Homes USA, Inc.	450,000	42,030
Bellway PLC (d)	8,800,000	115,702
Blyth, Inc. (d)	3,513,300	122,333
Boston Acoustics, Inc. (d)	279,794	2,896
Bush Industries, Inc. Class A (a)	1,024,400	512
Chromcraft Revington, Inc. (a)(d)	957,300	12,541
Cobra Electronics Corp. (a)(d)	500,093	3,776
Countryside Properties PLC	1,000,000	3,569
D.R. Horton, Inc. (d)	19,079,000	527,140
Decorator Industries, Inc. (d)	279,715	2,512
Department 56, Inc. (a)(d)	1,319,800	20,351
Dominion Homes, Inc. (a)(d)	495,820	10,720
Ekornes AS	150,000	2,855
Enesco Group, Inc. (a)(d)	1,029,600	8,803
Helen of Troy Ltd. (a)(d)	2,400,000	75,192
Henry Boot PLC (d)	2,604,000	17,593
HTL International Holdings Ltd.	13,312,500	9,374
Japan General Estate Co. Ltd.	25,000	292
Kaufman & Broad SA	150,000	5,907
KB Home	1,000,000	64,050
Libbey, Inc.	597,400	13,430
M/I Homes, Inc. (d)	1,750,000	66,483
Meritage Corp. (a)(d)	697,200	43,157
Merloni Elettrodomestici Spa	70,000	1,222
Mohawk Industries, Inc. (a)	300,000	22,062
Nagawa Co. Ltd. (d)	1,000,000	6,835
Ngai Lik Industrial Holdings Ltd. (d)	50,220,000	19,476
P&F Industries, Inc. Class A (a)(d)	359,300	2,900
Persimmon PLC	2,900,393	30,872
Portmeirion Group PLC	250,000	672
Rational AG	41,786	2,537
Redrow PLC	1,350,000	8,359
Salton, Inc. (a)(d)	952,200	5,075
Southern Energy Homes, Inc. (a)(d)	1,400,100	5,628
Stanley Furniture Co., Inc. (d)	600,000	25,140
Techtronic Industries Co. Ltd.	18,000,000	26,769
Toso Co. Ltd.	400,000	1,025
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Tsann Kuen Enterprise Co. Ltd.	8,400,000	$ 8,501
Yankee Candle Co., Inc. (a)	1,400,000	40,628
		1,660,537
Internet & Catalog Retail - 0.1%
Belluna Co. Ltd.	259,050	9,528
Insight Enterprises, Inc. (a)	1,210,078	19,410
N Brown Group PLC	6,800,000	13,157
		42,095
Leisure Equipment & Products - 0.8%
Action Performance Companies, Inc. (d)	1,831,600	19,781
Anthony & Sylvan Pools Corp. (a)	226,936	942
Aruze Corp.	25,000	524
Asia Optical Co., Inc.	800,342	3,603
Beneteau SA	65,000	4,064
Coastcast Corp. (a)(d)	763,200	1,641
Gametech International, Inc.	127,900	691
JAKKS Pacific, Inc. (a)(d)	2,448,600	49,143
Johnson Health Tech Co. Ltd.	50,000	100
Jumbo SA	50,000	254
Marine Products Corp. (d)	2,579,560	42,434
Mega Bloks, Inc. (a)	15,000	231
Polaris Industries, Inc.	1,350,000	64,530
Premier Image Technology Corp.	6,825,000	6,124
RC2 Corp. (a)	86,350	2,711
Salomon & Taylor Made Co. Ltd.	20,000	216
SCP Pool Corp.	600,000	24,738
Trigano SA	60,000	2,839
Vitec Group PLC	25,000	149
Zapf Creation AG	400,000	8,465
		233,180
Media - 1.0%
Astral Media, Inc. Class A (non-vtg.)	270,000	5,742
Austereo Group Ltd.	3,750,000	3,685
Championship Auto Racing Teams, Inc. (a)(d)	1,471,600	29
Chime Communications PLC (a)(d)	15,385,714	8,896
Chubu-Nippon Broadcasting Co. Ltd.	150,000	1,862
Cossette Communication Group, Inc. (sub. vtg.) (a)	144,600	1,610
Grupo Radio Centro SA de CV sponsored ADR	1,093,400	6,243
Highbury House Communications PLC	4,425,000	1,148
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Johnston Press PLC	13,350,000	$ 128,848
Opinion Research Corp. (a)(d)	367,711	2,482
P4 Radio Hele Norge ASA (a)	450,000	674
Persona, Inc. (a)(d)	1,964,600	9,829
PubliGroupe SA (Reg.)	12,580	3,555
R.H. Donnelley Corp. (a)	399,600	18,134
Sondagsavisen AS (Reg.) (a)	375,000	1,455
Southern Cross Broadcasting Australia Ltd.	1,100,096	9,112
Trinity Mirror PLC	1,400,000	15,858
TV Azteca SA de CV sponsored ADR	3,300,000	28,842
TVA Group, Inc. Class B (non-vtg.)	2,132,700	34,656
Valassis Communications, Inc. (a)	226,100	6,611
Village Roadshow Ltd. (a)	2,900,000	3,868
VLT AB (B Shares)	225,000	2,572
Wegener NV (a)	121,250	1,159
		296,870
Multiline Retail - 1.5%
Conn's, Inc.	486,507	8,130
Daiwa Co. Ltd.	300,000	642
Don Quijote Co. Ltd.	35,000	1,955
Gifi	70,000	3,755
Harvey Norman Holdings Ltd.	5,600,000	11,950
Merchant Retail Group PLC	4,850,000	12,497
Next PLC (d)	14,300,000	389,834
ShopKo Stores, Inc. (a)(d)	2,679,400	41,665
Thanks Japan Corp.	140,000	1,138
		471,566
Specialty Retail - 3.9%
Abercrombie & Fitch Co. Class A	2,000,000	73,760
AutoZone, Inc. (a)	955,400	73,757
Beter Bed Holding NV	35,795	500
BMTC Group, Inc. Class A (sub. vtg.)	3,200,000	22,942
Bricorama SA	30,000	1,647
Brookstone Co., Inc. (a)	672,104	11,782
Camaieu SA	10,000	904
The Cato Corp. Class A (sub. vtg.) (d)	1,945,844	40,610
Charlotte Russe Holding, Inc. (a)	847,095	17,399
Clas Ohlson AB	20,000	491
Clinton Cards PLC	6,600,000	10,396
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Electronics Boutique Holding Corp. (a)	242,000	$ 6,077
Finlay Enterprises, Inc. (a)(d)	1,031,868	21,669
Footstar, Inc. (a)(d)	2,016,000	9,979
French Connection Group PLC (d)	5,650,000	38,120
Friedmans, Inc. Class A (d)	2,007,700	7,428
GameStop Corp. Class A (a)	194,700	2,998
Genesco, Inc. (a)(d)	2,164,300	46,446
Group 1 Automotive, Inc. (a)(d)	1,974,900	58,734
Homestyle Group PLC (a)	550,000	1,057
Hot Topic, Inc. (a)(d)	3,050,100	48,558
JB Hi-Fi Ltd.	100,000	175
Jeans Mate Corp.	17,800	215
JJB Sports PLC	5,918,052	26,512
Jo-Ann Stores, Inc. (a)	319,000	8,460
John David Group PLC	1,385,093	4,919
Keiiyu Co. Ltd.	100,000	1,213
Komplett ASA (a)(d)	870,000	6,201
La Senza Corp. (sub. vtg.)	161,800	1,209
Le Chateau, Inc. Class A (sub. vtg.)	211,100	2,660
Lithia Motors, Inc. Class A (sub. vtg.)	1,279,600	29,891
Matalan PLC	8,000,000	30,521
Monro Muffler Brake, Inc. (a)(d)	809,013	17,887
Monsoon PLC	2,500,000	8,206
Mothers Work, Inc. (a)	50,785	933
Mr. Bricolage SA	250,000	6,748
OrotonGroup Ltd.	100,000	188
Osim International Ltd.	3,500,600	2,078
Ottakar's PLC	130,000	920
Pacific Sunwear of California, Inc. (a)	515,000	10,506
Payless ShoeSource, Inc. (a)	1,237,900	16,018
Peacock Group PLC	1,969,605	8,734
Pier 1 Imports, Inc.	3,265,700	58,554
Pomeroy IT Solutions, Inc. (d)	1,290,645	14,817
Reg Vardy PLC	700,000	5,934
Regis Corp.	236,900	9,751
Rex Stores Corp. (a)(d)	1,400,000	18,186
Ross Stores, Inc. (d)	8,200,000	189,830
ScS Upholstery PLC (d)	2,049,000	9,366
Shoe Carnival, Inc. (a)	206,600	2,764
Sonic Automotive, Inc. Class A (sub. vtg.)	2,928,000	65,441
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Steiner Leisure Ltd. (a)(d)	1,741,308	$ 41,635
TBC Corp. (a)	540,924	12,944
The Buckle, Inc.	4,600	127
The Children's Place Retail Stores, Inc. (a)(d)	2,119,500	43,450
Too, Inc. (a)	426,600	6,390
Topps Tiles PLC	2,150,000	6,509
Whitehall Jewellers, Inc. (a)	96,800	731
Wilsons Leather Experts, Inc. (a)(d)	2,051,412	10,113
		1,175,990
Textiles Apparel & Luxury Goods - 3.2%
Adolfo Dominguez SA	40,000	772
Bijou Brigitte Modische Accessoires AG	30,000	2,922
Billabong International Ltd.	1,600,000	9,120
Cherokee, Inc. (d)	745,800	18,220
Dan River, Inc. Class A (a)	294,000	15
Danier Leather, Inc. (a)(d)	415,200	3,033
Delta Apparel, Inc. (d)	404,000	8,876
Fab Industries, Inc.	109,100	446
Folli Follie SA	110,000	3,616
Fossil, Inc. (a)(d)	6,750,000	163,283
Gildan Activewear, Inc. Class A (sub. vtg.) (a)	2,595,400	68,570
Hampshire Group Ltd. (a)(d)	472,300	13,276
Handsome Co. Ltd.	922,290	7,116
Hugo Boss AG	100,000	2,215
JLM Couture, Inc. (a)(d)	197,100	690
Jones Apparel Group, Inc.	3,800,000	141,930
Kenneth Cole Productions, Inc. Class A (sub. vtg.)	1,000,000	32,090
Liz Claiborne, Inc.	2,599,200	94,065
Marimekko Oyj	123,500	1,990
Movado Group, Inc. (d)	1,357,100	20,370
New Wave Group AB (B Shares)	54,000	675
Novel Denim Holdings Ltd. (a)(d)	943,800	991
Perry Ellis International, Inc. (a)	369,536	8,706
Polo Ralph Lauren Corp. Class A	2,800,000	92,288
Quiksilver, Inc. (a)(d)	3,950,000	85,162
Skechers U.S.A., Inc. Class A (a)(d)	1,403,800	19,302
Steven Madden Ltd. (a)(d)	1,310,600	24,639
Tandy Brands Accessories, Inc. (d)	544,900	7,422
Ted Baker PLC	225,000	1,655
Tommy Hilfiger Corp. (a)(d)	9,044,150	126,618
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
Van de Velde	30,000	$ 3,571
Velcro Industries NV	268,400	3,192
Workman Co. Ltd.	5,000	118
		966,954
TOTAL CONSUMER DISCRETIONARY		6,932,457
CONSUMER STAPLES - 7.0%
Beverages - 1.1%
Baron de Ley SA (a)	215,000	8,451
Belhaven Group PLC	1,325,279	11,765
C&C Group PLC	3,700,000	11,567
Constellation Brands, Inc. Class A (sub. vtg.) (a)	6,980,000	264,402
Hansen Natural Corp. (a)(d)	852,675	17,480
National Beverage Corp.	695,400	5,807
Shikoku Coca-Cola Bottling Co. Ltd.	195,800	2,354
		321,826
Food & Staples Retailing - 3.8%
BJ's Wholesale Club, Inc. (a)(d)	7,006,000	163,310
CVS Corp.	8,900,000	372,643
Fresh Brands, Inc. (d)	510,700	3,922
Jean Coutu Group, Inc. Class A	2,000,000	28,016
Metro, Inc. Class A (sub. vtg.) (d)	9,687,700	128,999
Ministop Co. Ltd.	200,000	3,486
Ozeki Co. Ltd.	100,000	5,414
President Chain Store Corp.	4,100,000	6,996
Safeway, Inc. (a)	18,700,000	395,131
Shoei Foods Corp.	300,000	1,700
Sligro Food Group NV	675,000	23,942
Sundrug Co. Ltd.	200,000	10,522
Village Super Market, Inc. Class A	55,678	1,808
Yaoko Co. Ltd.	30,000	607
		1,146,496
Food Products - 1.6%
American Italian Pasta Co. Class A	482,300	14,184
Barry Callebaut AG	8,000	1,536
Cagle's, Inc. Class A (a)(d)	460,100	6,717
Cranswick PLC	1,000,000	6,674
Dean Foods Co. (a)	1,000,000	36,980
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Fresh Del Monte Produce, Inc. (d)	5,294,400	$ 140,566
Gaban Co. Ltd.	27,000	234
Greggs PLC	182,000	11,259
IAWS Group PLC (Ireland)	3,883,000	46,034
Industrias Bachoco SA de CV sponsored ADR	2,515,000	25,200
Interstate Bakeries Corp.	2,287,616	22,487
Kadoya Sesame Mills, Inc.	10,000	148
Kerry Group PLC Class A	2,375,000	49,059
Kleeneze PLC	2,000,000	3,824
Monterey Pasta Co. (a)(d)	1,408,700	4,564
People's Food Holdings Ltd.	11,000,000	7,041
Richmond Foods PLC	25,000	230
Riviana Foods, Inc. (d)	793,483	20,385
Robert Wiseman Dairies PLC	375,000	1,509
Saputo, Inc.	2,399,000	57,825
Singapore Food Industries Ltd.	1,200,000	580
Sunjin Co. Ltd. (d)	195,000	3,134
United Food Holdings Ltd.	22,400,000	4,562
Want Want Holdings Ltd.	15,250,000	15,708
Yonkyu Co. Ltd.	10,000	133
		480,573
Personal Products - 0.1%
DSG International Ltd. (a)(d)	474,900	1,429
Nature's Sunshine Products, Inc. (d)	1,396,210	20,776
NBTY, Inc. (a)	565,000	12,294
Sarantis SA (Reg.)	25,000	139
		34,638
Tobacco - 0.4%
DIMON, Inc. (d)	2,869,800	15,497
Loews Corp. - Carolina Group	4,045,300	96,116
Standard Commercial Corp. (d)	1,355,000	21,138
		132,751
TOTAL CONSUMER STAPLES		2,116,284
ENERGY - 4.5%
Energy Equipment & Services - 1.3%
AKITA Drilling Ltd. Class A (non-vtg.)	863,500	16,409
Bolt Technology Corp. (a)(d)	464,200	1,834
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Calfrac Well Services Ltd. (a)	110,000	$ 2,421
CCS Income Trust (d)	1,000,000	22,532
CHC Helicopter Corp. Class A (sub. vtg.)	200,500	6,742
Collicutt Energy Services Ltd. (a)	270,000	429
Enerflex Systems Ltd.	513,000	8,201
Ensign Resource Service Group, Inc.	1,200,000	19,870
Expro International Group PLC	500,000	2,686
Farstad Shipping ASA (a)(d)	2,460,000	21,040
Fugro NV (Certificaten Van Aandelen)	724,500	48,128
Gulf Island Fabrication, Inc.	413,400	8,322
IHC Caland NV	150,000	6,366
Lufkin Industries, Inc. (d)	629,312	20,673
NQL Drilling Tools, Inc. (a)(d)	3,103,440	3,035
Offshore Logistics, Inc. (a)(d)	2,000,000	57,900
Oil States International, Inc. (a)(d)	2,718,300	44,743
Pason Systems, Inc. (d)	1,230,600	31,430
Petroleum Helicopters, Inc. (a)(d)	283,400	6,246
Petroleum Helicopters, Inc. (non-vtg.) (a)	279,185	5,801
ProSafe ASA	1,660,000	36,914
RPC, Inc.	424,700	6,553
Saipem Spa	150,000	1,427
Solstad Offshore ASA (a)	1,310,300	10,740
Total Energy Services Ltd. (a)(d)	2,261,800	10,771
Wenzel Downhole Tools Ltd. (a)	896,400	449
		401,662
Oil & Gas - 3.2%
Adams Resources & Energy, Inc. (d)	421,800	6,441
AO Tatneft unit	857,100	18,685
Atlas America, Inc.	226,800	4,554
Castle Energy Corp. (d)	1,167,000	14,086
Compton Petroleum Corp. (a)	1,850,000	11,065
Encore Acquisition Co. (a)	410,200	12,089
Frontline Ltd.	205,000	7,846
General Maritime Corp. (a)	683,000	20,258
Giant Industries, Inc. (a)	219,100	5,302
Hankook Shell Oil Co. Ltd.	59,260	1,763
Holly Corp.	185,400	7,307
Hunting PLC	1,175,000	2,771
Husky Energy, Inc.	400,000	8,682
KCS Energy, Inc. (a)(d)	2,950,000	43,601
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Markwest Hydrocarbon, Inc.	96,030	$ 1,249
MC Shipping, Inc. (a)	119,525	259
National Energy Group, Inc. (a)	403,400	565
Nissin Shoji Co. Ltd.	250,000	1,457
Nordic American Tanker Shipping Ltd.	200,000	6,622
Oil Search Ltd.	30,000,463	28,429
Pe Ben Oilfield Services Ltd. (a)(d)	336,150	1,606
PetroKazakhstan, Inc. (e)	745,900	23,512
PetroKazakhstan, Inc. Class A	575,000	18,125
Petroleo Brasileiro SA Petrobras sponsored ADR	10,641,600	300,944
Petroleum Development Corp. (a)(d)	1,112,700	29,609
Repsol YPF SA sponsored ADR	1,500,000	31,950
Ship Finance International Ltd.	51,250	851
Stelmar Shipping Ltd. (d)	1,042,500	34,872
Swift Energy Co. (a)(d)	1,918,700	43,535
Teekay Shipping Corp. (d)	4,200,000	167,076
Thunder Energy, Inc. (a)	175,000	903
Tsakos Energy Navigation Ltd.	375,300	12,666
Vintage Petroleum, Inc.	2,462,900	42,116
World Fuel Services Corp. (d)	1,216,106	46,212
YUKOS Corp. sponsored ADR	20,000	315
		957,323
TOTAL ENERGY		1,358,985
FINANCIALS - 14.3%
Capital Markets - 0.2%
AOT NV (a)	250,000	583
Investment Technology Group, Inc. (a)(d)	2,189,800	28,774
Kas-Bank NV (Certificaten Van Aandelen)	195,000	3,583
MFC Bancorp Ltd. (a)(d)	763,800	12,985
Norvestia Oyj (B Shares)	225,000	3,977
Van der Moolen Holding NV sponsored ADR (a)	1,428,500	9,157
		59,059
Commercial Banks - 3.3%
Anglo Irish Bank Corp. PLC	7,250,360	114,199
Bank of the Ozarks, Inc. (d)	1,500,000	38,325
BOK Financial Corp. (a)	1,302,462	53,440
Canadian Western Bank, Edmonton	343,800	10,708
Cascade Bancorp	412,178	7,535
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Cathay General Bancorp	1,208,933	$ 81,011
Century Bancorp, Inc. Class A (non-vtg.)	76,326	2,482
City National Corp.	900,300	58,069
DnB NOR ASA	4,000,095	27,370
First Bancorp, Puerto Rico (d)	3,950,000	167,678
Great Southern Bancorp, Inc.	350,800	9,900
Hanmi Financial Corp.	822,776	23,861
International Bancshares Corp.	1,429,512	55,108
Jyske Bank AS (Reg.) (a)	900,000	52,173
Laurentian Bank of Canada	500,000	10,540
London Scottish Bank PLC	3,000,000	6,556
Northern Empire Bancshares	48,615	1,045
Northrim Bancorp, Inc.	29,600	596
OKO Bank (A Shares)	2,000,000	21,258
Oriental Financial Group, Inc.	212,940	5,419
OTP Bank Rt. unit	200,000	8,240
Popular, Inc.	4,591,752	104,416
Prosperity Bancshares, Inc.	175,106	4,243
Ringerikes Sparebank (d)	49,950	1,032
Ringkjoebing Bank (Reg.)	80,000	5,356
S.Y. Bancorp, Inc. (d)	751,800	16,464
Southwest Bancorp, Inc., Oklahoma (d)	910,429	17,043
Sparebanken Midt-Norge (a)	31,250	962
Sparebanken More (primary capital certificate)	125,084	4,351
Sparebanken Rana (a)(d)	50,750	760
Sparebanken Rogaland (primary capital certificate) (a)	120,000	5,115
Sterling Bancorp, New York (d)	1,459,610	39,351
Sterling Bancshares, Inc.	805,800	10,508
Sydbank AS	300,000	44,533
		1,009,647
Consumer Finance - 2.3%
ACE Cash Express, Inc. (a)(d)	1,025,600	23,712
Aeon Credit Service (Asia) Co. Ltd.	15,500,000	9,936
Cattles PLC (d)	21,703,566	118,471
JCG Holdings Ltd.	30,000,000	26,346
MBNA Corp.	21,223,700	524,013
		702,478
Diversified Financial Services - 0.0%
California First National Bancorp	366,735	4,804
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Daiko Clearing Services Co. Ltd.	100,000	$ 616
Send Group PLC (a)(d)	1,000,000	1,029
		6,449
Insurance - 4.3%
Aegon NV ADR	950,000	10,773
American Medical Securities Group, Inc. (a)	292,700	7,438
American Physicians Capital, Inc. (a)(d)	762,151	20,349
April Group	40,000	858
Assurant, Inc.	3,302,800	80,588
Axis Capital Holdings Ltd.	2,843,000	73,065
Cotton States Life Insurance Co.	220,835	4,262
Endurance Specialty Holdings Ltd.	533,000	17,616
Fidelity National Financial, Inc.	1,255,000	45,494
Financial Industries Corp. (a)(d)	1,302,480	11,071
First American Corp., California	379,500	10,193
Genworth Financial, Inc. Class A	7,350,000	167,139
Hilb Rogal & Hobbs Co.	50,000	1,680
IPC Holdings Ltd. (d)	3,531,000	132,413
Montpelier Re Holdings Ltd.	600,000	21,228
National Western Life Insurance Co. Class A (a)(d)	241,927	38,679
Nationwide Financial Services, Inc. Class A (sub. vtg.)	3,750,000	133,013
Philadelphia Consolidated Holding Corp. (a)(d)	1,253,900	68,551
Protective Life Corp.	2,146,600	77,814
PXRE Group Ltd. (d)	1,352,000	31,096
RenaissanceRe Holdings Ltd.	3,362,957	178,237
Standard Management Corp. (a)	358,500	1,183
UICI (a)	1,479,100	35,380
UnumProvident Corp.	7,300,000	116,435
UnumProvident Corp. unit (g)	720,000	19,126
		1,303,681
Real Estate - 0.3%
Apartment Investment & Management Co. Class A	1,100,000	35,167
Joint Corp.	335,000	6,598
Kyoritsu Maintenance Co. Ltd.	25,000	574
Sjaelso Gruppen AS	25,000	1,940
Tejon Ranch Co. (a)(d)	980,300	32,644
VastNed Offices/Industrial NV	100,000	2,363
		79,286
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 3.9%
Coastal Financial Corp.	264,442	$ 3,961
Commercial Capital Bancorp, Inc. (a)	1,500,603	32,968
Doral Financial Corp. (d)	6,600,000	259,050
Farmer Mac Class C (non-vtg.) (a)	179,000	3,285
First Mutual Bancshares, Inc. (d)	526,287	13,373
Fremont General Corp.	2,366,800	44,449
Harbor Florida Bancshares, Inc.	746,873	21,502
HMN Financial, Inc.	42,200	1,142
Home Capital Group, Inc.	1,625,000	27,506
Kensington Group PLC	525,000	3,647
New York Community Bancorp, Inc.	694,200	13,356
North Central Bancshares, Inc. (d)	154,600	5,643
Northern Rock PLC	9,600,000	124,123
Paragon Group of Companies PLC	2,062,000	11,678
Quaker City Bancorp, Inc. (d)	477,141	26,152
R&G Financial Corp. Class B	533,700	18,722
Radian Group, Inc.	3,000,000	138,060
Severn Bancorp, Inc.	54,252	1,691
The PMI Group, Inc. (d)	9,000,000	371,070
W Holding Co., Inc.	4,406,323	72,704
		1,194,082
TOTAL FINANCIALS		4,354,682
HEALTH CARE - 8.7%
Biotechnology - 0.1%
Albany Molecular Research, Inc. (a)	1,547,000	18,378
Embrex, Inc. (a)(d)	631,500	8,708
Vital BioTech Holdings Ltd.	5,000,000	276
		27,362
Health Care Equipment & Supplies - 1.8%
Cantel Medical Corp. (a)(d)	508,200	13,061
Closure Medical Corp. (a)	25,400	477
Cochlear Ltd.	475,000	7,399
Compex Technologies, Inc. (a)	40,000	240
Cooper Companies, Inc. (d)	1,750,000	104,038
Corin Group PLC	50,000	245
Denka Seiken Co. Ltd.	5,500	148
Edwards Lifesciences Corp. (a)	220,800	7,766
Escalon Medical Corp. (a)	50,000	400
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Exactech, Inc. (a)(d)	900,000	$ 17,658
Golden Meditech Co. Ltd.	5,000,000	1,891
HealthTronics Surgical Services, Inc. (a)	285,988	2,082
Hospira, Inc. (a)	327,100	8,475
Huntleigh Technology PLC	1,300,000	8,108
ICU Medical, Inc. (a)(d)	1,224,426	34,039
Invacare Corp. (d)	1,864,600	75,610
Japan Medical Dynamic Marketing, Inc.	100,000	1,149
Kensey Nash Corp. (a)	505,300	14,295
Medical Action Industries, Inc. (a)(d)	1,008,000	16,682
Memry Corp. (a)	469,100	629
Mentor Corp.	932,400	29,361
Merit Medical Systems, Inc. (a)	577,500	9,748
Mesa Laboratories, Inc. (d)	268,000	2,659
Moulin International Holdings Ltd.	5,500,167	3,244
Nakanishi, Inc.	250,000	17,537
National Dentex Corp. (a)(d)	348,000	9,998
Ocular Sciences, Inc. (a)(d)	2,100,031	92,674
Orthofix International NV (a)(d)	1,201,100	36,501
Osteotech, Inc. (a)	231,300	895
Pihsiang Machinery Manufacturing Co.	50,000	119
PolyMedica Corp.	265,000	8,072
Steris Corp. (a)	25,000	514
SurModics, Inc. (a)	40,000	957
Theragenics Corp. (a)(d)	2,966,000	12,339
Utah Medical Products, Inc. (d)	473,300	12,637
Young Innovations, Inc. (d)	643,095	17,621
		569,268
Health Care Providers & Services - 6.5%
American HomePatient, Inc. (a)(d)	1,099,400	1,022
AMERIGROUP Corp. (a)	1,065,800	51,116
CML Healthcare Income Fund	3,234,400	26,766
Community Health Systems, Inc. (a)	1,000,000	24,610
Corvel Corp. (a)(d)	1,094,000	28,028
D & K Healthcare Resources, Inc. (d)	1,196,490	11,965
First Health Group Corp. (a)(d)	8,923,700	125,110
Grupo Casa Saba SA de CV sponsored ADR	157,900	1,753
Health Management Associates, Inc. Class A (d)	24,305,900	487,576
Health Net, Inc. (a)	900,000	21,717
Hokuyaku, Inc.	350,000	1,926
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Horizon Health Corp. (a)(d)	674,400	$ 16,416
ICON PLC sponsored ADR (a)	248,100	9,167
IMPATH, Inc. (a)(d)	1,660,000	8,549
Lincare Holdings, Inc. (a)(d)	9,359,956	298,957
Medco Health Solutions, Inc. (a)	3,195,100	96,812
Molina Healthcare, Inc.	903,400	29,975
National Healthcare Corp. (d)	976,500	26,356
Odyssey Healthcare, Inc. (a)	1,432,100	24,603
Omnicare, Inc.	150,000	4,241
OPG Groep NV (A Shares)	63,000	3,269
Option Care, Inc.	1,060,900	18,088
PacifiCare Health Systems, Inc. (a)(d)	7,100,000	217,047
Per-Se Technologies, Inc. (a)	215,900	3,033
Prime Medical Services, Inc. (a)	800,151	5,881
Priority Healthcare Corp. Class B (a)	569,100	12,748
Radiologix, Inc. (a)	543,300	2,271
Ramsay Health Care Ltd.	800,000	3,296
RehabCare Group, Inc. (a)(d)	1,060,300	25,394
Renal Care Group, Inc. (a)(d)	7,350,000	234,171
ResCare, Inc. (a)(d)	1,439,624	16,153
Rhoen-Klinikum AG	140,000	7,154
Sun-Life Corp.	6,200	110
U.S. Physical Therapy, Inc. (a)	306,400	4,026
United Drug PLC:
(Ireland)	2,664,895	9,292
(United Kingdom)	887,431	3,095
Universal Health Services, Inc. Class B	2,400,000	109,224
		1,970,917
Pharmaceuticals - 0.3%
Alpharma, Inc. Class A (d)	3,215,800	52,868
Boiron SA	20,000	510
Cipher Pharmaceuticals, Inc. (a)	808,600	1,801
Dong-A Pharmaceutical Co. Ltd. (d)	591,503	7,657
Far East Pharmaceutical Technology Co. Ltd.	13,000,000	113
Il Dong Pharmaceutical Co. Ltd.	145,000	1,243
KV Pharmaceutical Co. Class A (a)	202,350	3,523
Nichi-iko Pharmaceutical Co. Ltd.	333,000	3,654
Takeda Pharamaceut Industries Ltd.	200,000	9,371
Tong Ren Tang Technologies Co. Ltd. (H Shares)	400,000	923
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Torii Pharmaceutical Co. Ltd.	107,600	$ 2,027
UCB SA	100,000	4,599
		88,289
TOTAL HEALTH CARE		2,655,836
INDUSTRIALS - 9.6%
Aerospace & Defense - 0.9%
AAR Corp. (a)(d)	2,576,500	26,796
Astronics Corp. (a)(d)	604,800	2,951
Astronics Corp. Class B (a)(d)	203,193	945
CAE, Inc. (d)	15,210,100	72,661
CAE, Inc. (d)(e)	1,650,000	7,882
Cobham PLC	1,250,000	31,299
Ducommun, Inc. (a)(d)	973,400	18,981
Magellan Aerospace Corp. (a)	2,000,000	5,101
Moog, Inc. Class A (a)	1,018,950	37,059
Pemco Aviation Group, Inc. (a)	201,878	5,909
Radstone Technology PLC	225,000	1,147
The Allied Defense Group, Inc. (a)(d)	503,788	9,421
Triumph Group, Inc. (a)(d)	972,500	32,073
United Defense Industries, Inc. (a)	800,000	27,720
		279,945
Air Freight & Logistics - 0.1%
AirNet Systems, Inc. (a)(d)	684,200	2,887
Baltrans Holdings Ltd.	6,000,000	1,731
Chuo Warehouse Co. Ltd.	250,000	2,563
Frans Maas Groep NV (Certificaten Van Aandelen) (d)	340,000	13,286
		20,467
Airlines - 0.2%
America West Holding Corp. Class B (a)(d)	2,744,000	16,684
ExpressJet Holdings, Inc. Class A (a)	250,000	2,725
MAIR Holdings, Inc. (a)(d)	2,032,311	18,860
Midwest Express Holdings, Inc. (a)(d)	1,551,700	5,710
Ryanair Holdings PLC sponsored ADR (a)	369,700	11,575
		55,554
Building Products - 0.8%
Aaon, Inc. (a)	474,057	8,533
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - continued
American Woodmark Corp.	152,800	$ 8,696
Ameron International Corp.	219,000	7,665
Beltecno Corp.	125,000	721
Dynasty Ceramic PCL	500,000	241
Insteel Industries, Inc. (a)(d)	464,000	4,176
Kingspan Group PLC:
(Ireland)	1,400,000	8,080
(United Kingdom)	3,375,000	19,667
Kondotec, Inc.	275,000	1,447
Maezawa Kasei Industries Co. Ltd.	350,000	5,855
Miyako, Inc.	35,000	250
NCI Building Systems, Inc. (a)(d)	1,873,000	57,707
Patrick Industries, Inc. (a)(d)	273,280	2,774
Permasteelisa Spa	245,000	4,121
Quixote Corp. (d)	592,200	11,370
Royal Group Technologies Ltd. (sub. vtg.) (a)	3,765,900	31,022
Toami Corp. (d)	350,000	3,025
Universal Forest Products, Inc.	68,319	2,075
USG Corp. (a)(d)	4,302,800	74,180
		251,605
Commercial Services & Supplies - 0.8%
Caldwell Partners International, Inc. Class A (non-vtg.) (a)	187,700	240
Career Education Corp. (a)	400,000	13,524
Compudyne Corp. (a)(d)	649,615	6,130
Corinthian Colleges, Inc. (a)	800,000	14,976
GFK AG	60,000	1,638
Hoan Kogyo Co. Ltd.	500,000	1,196
Imagistics International, Inc. (a)	159,300	5,177
Interior Services Group PLC	200,000	588
Johnan Academic Preparatory Institute, Inc.	85,000	428
Kyoshin Co. Ltd.	25,000	223
Mitie Group PLC	4,466,000	11,284
New Horizons Worldwide, Inc. (a)(d)	840,000	5,040
Nippon Filing Co. Ltd.	100,000	342
Nishio Rent All Co. Ltd.	400,000	3,957
On Assignment, Inc. (a)(d)	2,529,006	12,670
Penna Consulting PLC	700,000	1,613
RCM Technologies, Inc. (a)(d)	1,056,858	6,225
Refac (a)	75,900	366
Reliance Security Group Ltd.	302,500	2,933
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
RemedyTemp, Inc. Class A (a)(d)	854,600	$ 7,264
Roto Smeets de Boer NV (d)	300,000	12,084
Samas Groep NV (Certificaten Van Aandelen) (a)	250,000	1,746
Shingakukai Co. Ltd.	200,000	1,439
SHL Group PLC	50,000	110
Shuei Yobiko Co. Ltd.	50,000	1,565
Solvus SA (a)	100,400	1,418
SOURCECORP, Inc. (a)(d)	1,547,743	36,387
Spherion Corp. (a)(d)	5,854,800	50,644
Tanabe Management Consulting Co.	200,000	1,079
Transcontinental, Inc. Class A	471,900	9,326
Trio-Tech International (a)(d)	292,700	1,039
United Rentals, Inc. (a)	150,000	2,976
United Services Group NV	125,261	1,868
Up, Inc. (d)	550,000	3,759
Wao Corp. (d)	450,000	1,457
Wesco, Inc.	200,000	669
Wyndeham Press Group PLC (d)	4,000,000	8,741
		232,121
Construction & Engineering - 2.2%
Abengoa SA	25,000	216
Actividades de Construccion y Servicios SA (ACS)	3,000,000	50,030
AM NV	338,887	3,003
Aoki Marine Co. Ltd.	126,000	267
Arcadis NV	407,450	5,555
Chicago Bridge & Iron Co. NV	328,300	9,583
Chodai Co. Ltd.	200,000	612
Dycom Industries, Inc. (a)	2,000,000	53,880
EMCOR Group, Inc. (a)(d)	1,499,072	64,865
Heijmans NV (d)	2,093,510	47,574
Hibiya Engineering Ltd.	1,500,000	11,035
Imtech NV	800,000	21,642
Jacobs Engineering Group, Inc. (a)	2,653,100	106,071
Japan Engineering Consultants Co. Ltd.	300,000	723
Japan Steel Tower Co. Ltd.	500,000	1,250
Kaneshita Construction Co. Ltd. (a)	815,000	5,790
Kawasaki Setsubi Kogyo Co. Ltd.	200,000	522
Kier Group PLC	500,000	6,237
Komai Tekko, Inc.	100,000	266
Koninklijke BAM Groep NV (d)	1,387,000	42,108
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
Matsui Construction Co. Ltd.	400,000	$ 1,342
Matsuo Bridge Co. Ltd. (a)	500,000	1,273
Sanshin Corp.	250,000	306
Sanyo Engineering & Construction, Inc.	1,000,000	4,002
Shaw Group, Inc. (a)(d)	5,879,200	58,322
ShoLodge, Inc. (a)(d)	428,300	2,189
Stantec, Inc. (a)(d)	1,834,300	35,189
Taihei Dengyo Kaisha Ltd.	100,000	383
Takada Kiko Co. Ltd.	700,000	4,470
Takigami Steel Construction Co. Ltd.	350,000	2,405
Technical Olympic SA (Reg.)	5,945,850	24,450
URS Corp. (a)(d)	4,294,900	103,722
Yokogawa Bridge Corp.	1,000,000	5,576
Yokogawa Construction Co. Ltd.	300,000	1,133
Yurtec Corp.	1,150,000	5,388
		681,379
Electrical Equipment - 1.1%
Acuity Brands, Inc. (d)	2,577,000	61,461
Aichi Electric Co. Ltd.	900,000	1,295
AZZ, Inc. (a)(d)	534,300	8,426
BTU International, Inc. (a)(d)	578,900	2,431
BYD Co. Ltd. (H Shares)	911,000	2,605
C&D Technologies, Inc. (d)	2,300,300	36,115
Channell Commercial Corp. (a)(d)	912,524	3,295
Chase Corp. (d)	404,700	5,933
Deswell Industries, Inc. (d)	877,150	17,893
Draka Holding NV (d)	3,122,330	41,784
General Cable Corp. (a)(d)	3,817,000	36,338
Genlyte Group, Inc. (a)(d)	1,343,200	83,681
Koito Industries Ltd.	900,000	3,796
Korea Electric Terminal Co. Ltd. (d)	540,000	8,564
Kyosan Electric Manufacturing Co. Ltd.	200,000	667
Nexans SA	290,000	9,446
TB Wood's Corp. (d)	417,200	3,075
Volex Group PLC (a)	500,000	1,630
		328,435
Industrial Conglomerates - 0.7%
Aalberts Industries NV	143,414	4,501
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
DCC PLC (Ireland) (d)	8,362,200	$ 145,285
Teleflex, Inc.	1,500,000	66,675
		216,461
Machinery - 1.2%
AddTech AB (B Shares)	275,000	1,576
Ampco-Pittsburgh Corp.	376,700	4,935
Cascade Corp. (d)	1,210,500	35,431
Collins Industries, Inc.	231,400	1,215
Columbus McKinnon Corp. (a)(d)	841,733	6,212
Denyo Co. Ltd.	250,000	1,617
Domnick Hunter Group PLC	370,000	2,537
FKI PLC	3,500,000	7,712
Foremost Industries Income Fund (d)	543,500	6,971
Gardner Denver, Inc. (a)	681,100	18,240
Gehl Co. (a)(d)	635,000	12,586
Graham Corp.	32,500	366
Hardinge, Inc.	339,785	4,213
Hurco Companies, Inc. (a)	272,350	2,530
Interpump Group Spa	150,000	820
JLG Industries, Inc.	463,400	6,488
Krones AG	10,000	942
Met-Pro Corp.	281,066	3,966
NACCO Industries, Inc. Class A	300,000	27,417
Pfeiffer Vacuum Technology AG sponsored ADR	200,000	7,930
Quipp, Inc. (a)(d)	141,500	1,968
Robbins & Myers, Inc.	560,100	10,591
Sansei Yusoki Co. Ltd.	900,000	8,580
Seksun Corp. Ltd. (d)	23,540,000	5,137
Supreme Industries, Inc. Class A	468,750	3,019
The Oilgear Co. (a)	78,725	283
Thomas Industries, Inc.	110,400	3,422
Timken Co.	656,900	16,317
Trifast PLC (d)	4,885,596	7,029
Trinity Industries, Inc. (d)	4,634,800	139,368
Twin Disc, Inc. (d)	212,700	5,388
Velan, Inc. (sub. vtg.)	418,000	4,167
Wanyou Fire Safety Technology Holdings Ltd.	1,000,000	54
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Wolverine Tube, Inc. (a)(d)	1,130,900	$ 14,362
Wolverine Tube, Inc. (a)(d)(g)	345,581	3,950
		377,339
Marine - 0.3%
Chuan Hup Holdings Ltd.	2,000,000	617
Compagnie Maritime Belge SA (CMB)	90,000	12,131
Dfds AS	25,000	954
Neptune Orient Lines Ltd.	41,250,000	58,330
Ocean Wilsons Holdings Ltd.	450,000	1,332
Tokyo Kisen Co. Ltd. (d)	600,000	2,666
		76,030
Road & Rail - 0.8%
Arkansas Best Corp.	1,247,669	43,631
Boyd Brothers Transportation, Inc. (a)(d)	145,199	1,318
Daiwa Logistics Co. Ltd.	400,000	2,576
DSV de Sammensluttede Vognmaend AS	25,000	1,221
Hutech Norin Co. Ltd.	25,000	414
Japan Logistic Systems Corp.	300,000	769
Marten Transport Ltd. (a)(d)	1,059,634	20,822
Overnite Corp.	1,391,565	41,594
P.A.M. Transportation Services, Inc. (a)(d)	1,127,625	20,760
Sakai Moving Service Co. Ltd.	160,000	3,777
SCS Transportation, Inc. (a)(d)	542,418	13,967
Trancom Co. Ltd.	366,000	7,933
US 1 Industries, Inc. (a)	50,000	36
USF Corp. (d)	2,609,111	92,623
Vitran Corp., Inc. Class A (a)	351,780	5,624
		257,065
Trading Companies & Distributors - 0.4%
Bergman & Beving AB (B Shares)	275,000	1,935
Brammer PLC	1,584,000	4,038
Eriks Group NV	25,000	1,066
Grafton Group PLC unit	1,450,000	11,681
Heiton Group PLC (d)	4,850,240	36,448
Inaba Denki Sangyo Co. Ltd.	1,000,000	22,843
Mitani Sangyo Co. Ltd.	100,000	242
Richelieu Hardware Ltd.	809,300	11,190
SIG PLC	1,250,000	9,492
Uehara Sei Shoji Co. Ltd. (d)	1,250,000	6,183
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Univar NV	150,000	$ 2,516
Wakita & Co. Ltd.	850,000	7,071
		114,705
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd.	1,000,000	3,543
Meiko Transportation Co. Ltd.	500,000	2,923
Sea Containers Ltd. Class A	280,600	4,728
Vopak NV	210,000	3,623
		14,817
TOTAL INDUSTRIALS		2,905,923
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 1.9%
Aastra Technologies Ltd. (a)(d)	1,706,260	23,747
Adaptec, Inc. (a)	3,100,000	23,219
Applied Innovation, Inc. (a)(d)	784,500	2,314
Bel Fuse, Inc.:
Class A	382,000	12,205
Class B	47,300	1,738
Belden CDT, Inc. (a)(d)	2,379,200	46,275
Black Box Corp. (d)	2,025,025	76,951
Blonder Tongue Laboratories, Inc. (a)(d)	499,600	1,499
Brooktrout, Inc. (a)	477,850	4,215
Champion Technology Holdings Ltd.	750,000	111
ClearOne Communications, Inc. (a)(d)	917,900	4,865
Comba Telecom Systems Holdings Ltd.	1,950,000	1,044
Communications Systems, Inc. (d)	818,281	6,260
Comverse Technology, Inc. (a)	5,000,077	85,301
ECI Telecom Ltd. (a)(d)	5,543,400	34,474
ECtel Ltd. (a)(d)	2,030,418	5,259
Gemtek Technology Corp. (a)	297,649	556
Intracom SA (Reg.)	6,000,000	24,961
Nera Telecommunications Ltd.	8,000,000	2,444
NETGEAR, Inc.	190,000	2,168
Optical Cable Corp. (a)(d)	544,927	2,310
Packeteer, Inc. (a)	150,000	1,407
SR Telecom, Inc. (a)	8,600	25
Sunrise Telecom, Inc.	603,100	1,496
Tellabs, Inc. (a)	10,000,000	89,100
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Tollgrade Communications, Inc. (a)	40,000	$ 333
Twentsche Kabel Holding NV (d)	806,000	22,047
UTStarcom, Inc. (a)	5,143,050	93,912
Wavecom SA sponsored ADR (a)	646,100	2,520
		572,756
Computers & Peripherals - 0.8%
ActivCard Corp. (a)	186,300	1,235
ASUSTeK Computer, Inc.	1,100,000	2,427
Chicony Electronics Co. Ltd.	760,000	973
Creative Technology Ltd.:
(Nasdaq)	560,000	5,572
(Singapore)	200,000	2,037
Datapulse Technology Ltd.	3,550,000	578
Dataram Corp. (a)(d)	853,800	6,462
Electronics for Imaging, Inc. (a)(d)	2,860,733	57,415
High Tech Computer Corp.	75,000	265
InFocus Corp. (a)(d)	2,973,600	26,346
Logitech International SA sponsored ADR (a)	1,400,000	59,766
Neoware Systems, Inc. (a)	186,200	1,253
Overland Storage, Inc. (a)	38,000	446
Qualstar Corp. (a)(d)	1,196,003	6,817
SBS Technologies, Inc. (a)(d)	1,344,200	17,273
Seagate Technology	4,400,000	50,468
TPV Technology Ltd.	13,000,000	8,667
Unisteel Technology Ltd.	3,100,000	2,255
		250,255
Electronic Equipment & Instruments - 3.1%
Acbel Polytech, Inc.	500,000	381
Agilysys, Inc. (d)	1,976,911	29,456
CTS Corp. (d)	3,415,000	39,170
Daidensha Co. Ltd.	100,000	454
Delta Electronics, Inc.	12,075,000	14,885
Delta Electronics PCL (For. Reg.)	27,076,800	12,980
Elec & Eltek International Co. Ltd.	249,664	692
Elec & Eltek International Holdings Ltd.	14,000,000	2,333
Global Imaging Systems, Inc. (a)(d)	2,041,013	61,904
GTSI Corp. (a)	91,935	942
Hon Hai Precision Industries Co. Ltd.	32,879,000	118,496
Huan Hsin Holdings Ltd.	2,500,000	1,207
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Kingboard Chemical Holdings Ltd.	31,800,000	$ 58,912
Lagercrantz Group AB (B Shares)	300,000	840
Leitch Technology Corp. (a)(e)	460,090	3,139
Linx Printing Technologies PLC (d)	1,499,961	7,949
MOCON, Inc. (d)	331,401	2,747
Muramoto Electronic Thailand PCL (For. Reg.)	880,600	5,927
NU Horizons Electronics Corp. (a)	514,250	3,960
Optimax Technology Corp.	308,836	654
Orbotech Ltd. (d)	3,212,085	54,666
PC Connection, Inc. (a)	1,239,204	9,481
Perceptron, Inc. (a)(d)	857,723	5,918
Perlos Oyj	600,000	5,829
Planar Systems, Inc. (a)	84,115	1,162
Rotork PLC	350,000	2,486
Roxboro Group PLC	232,275	1,343
Samsung SDI Co. Ltd.	50,000	4,694
ScanSource, Inc. (a)(d)	1,154,500	67,654
Scientific Technologies, Inc. (a)	157,600	812
Scribona AB (B Shares) (a)	219,502	373
SED International Holdings, Inc. (a)(d)	480,000	768
Sigmatron International, Inc. (a)(d)	331,000	3,115
Sinotronics Holdings Ltd.	10,000,000	1,141
Solectron Corp. (a)	20,000,000	110,000
Somera Communications, Inc. (a)(d)	4,558,716	6,747
Spectrum Control, Inc. (a)(d)	1,058,179	8,338
SYNNEX Corp.	698,300	10,509
Taitron Components, Inc. Class A (sub. vtg.) (a)	465,200	884
Tech Data Corp. (a)(d)	5,667,600	212,308
Tomen Electronics Corp.	10,000	490
TT electronics PLC (d)	11,000,000	32,651
Varitronix International Ltd.	11,049,044	10,341
VendingData Corp.	28,500	123
Winland Electronics, Inc. (a)(d)	240,600	565
Wireless Telecom Group, Inc. (d)	1,019,900	2,723
Zomax, Inc. (a)(d)	3,254,509	9,666
		931,815
Internet Software & Services - 0.0%
AsiaInfo Holdings, Inc. (a)	250,000	988
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Imergent, Inc. (a)	156,800	$ 1,074
Internet Gold Golden Lines Ltd. (a)	814,600	3,698
		5,760
IT Services - 3.7%
Affiliated Computer Services, Inc. Class A (a)	2,000,000	103,800
CGI Group, Inc. Class A (sub. vtg.) (a)	300,000	1,997
Computer Sciences Corp. (a)	7,500,300	354,389
Convergys Corp. (a)	1,664,000	22,031
CSE Global Ltd.	4,584,000	1,454
CSG Systems International, Inc. (a)	2,450,048	40,181
Daitec Co. Ltd. (d)	1,110,400	9,587
Delta Singular SA	300,000	703
Econocom Group SA	150,000	1,100
Emblaze Ltd. (a)	910,696	1,605
Exact Holdings NV (d)	2,000,000	51,220
Fininfo SA	40,000	1,085
First Data Corp.	4,000,000	178,440
Indra Sistemas SA	1,850,000	23,578
infoUSA, Inc. (a)	1,728,095	15,536
Lightbridge, Inc. (a)	332,130	1,428
Ordina NV	1,200,000	11,615
PinkRoccade NV (d)	1,560,000	16,731
Sabre Holdings Corp. Class A	5,490,600	140,175
Speedware Corp., Inc. (a)	223,300	521
Technology Solutions Co. (a)(d)	2,540,897	2,515
The BISYS Group, Inc. (a)(d)	10,223,400	139,549
		1,119,240
Semiconductors & Semiconductor Equipment - 0.9%
BE Semiconductor Industries NV (NY Shares) (a)	3,096,700	16,227
Catalyst Semiconductor, Inc. (a)(d)	1,519,485	8,874
Cohu, Inc.	382,500	7,243
DuPont Photomasks, Inc. (a)(d)	1,792,400	29,288
ESS Technology, Inc. (a)	50,000	343
Exar Corp. (a)	97,122	1,308
Intest Corp. (a)(d)	868,000	8,072
KEC Corp.	400,000	6,069
Lattice Semiconductor Corp. (a)(d)	10,782,000	52,832
MediaTek, Inc.	4,487,684	25,878
Melexis NV (d)	2,582,100	27,072
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Pericom Semiconductor Corp. (a)	1,292,899	$ 12,916
Realtek Semiconductor Corp.	14,877,667	14,182
Reliability, Inc. (a)(d)	666,700	547
Siliconix, Inc. (a)	1,442,194	61,466
Taiwan Mask Corp.	4,000,000	1,765
		274,082
Software - 1.2%
Ansys, Inc. (a)(d)	1,434,986	68,076
Aveva Group PLC	115,384	1,114
CI Technologies Group Ltd. (d)	4,225,000	3,262
Compuware Corp. (a)(d)	30,000,000	148,200
Dynamics Research Corp. (a)	60,000	1,032
EPIQ Systems, Inc. (a)	268,073	3,994
Fair, Isaac & Co., Inc.	410,000	11,718
Geac Computer Corp. Ltd. (a)	2,393,600	15,666
ICT Automatisering NV (d)	638,301	7,406
Infomedia Ltd.	500,000	284
MetaSolv, Inc. (a)(d)	3,664,766	10,958
Netsmart Technologies, Inc.	135,675	1,232
ORC Software AB	200,000	1,915
Pegasystems, Inc. (a)	433,338	2,786
Pervasive Software, Inc. (a)(d)	1,698,100	10,375
Phoenix Technologies Ltd. (a)	645,488	3,808
Planit Holdings PLC	3,400,000	1,486
Reynolds & Reynolds Co. Class A	2,175,000	48,068
Springsoft, Inc.	4,949,300	10,193
TTI Team Telecom International Ltd. (a)(d)	1,172,000	2,766
Unit 4 Agresso NV (a)	780,000	10,382
Verisity Ltd. (a)	400,000	2,558
Visma ASA	126,500	1,127
		368,406
TOTAL INFORMATION TECHNOLOGY		3,522,314
MATERIALS - 6.0%
Chemicals - 1.5%
Aronkasei Co. Ltd.	850,000	3,386
Bairnco Corp. (d)	900,900	7,216
Bunge Brasil SA	1,493,800	3,157
CPAC, Inc. (d)	577,200	3,180
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Cytec Industries, Inc.	1,000,000	$ 46,600
Elementis PLC	700,000	453
Ferro Corp.	724,200	14,419
FMC Corp. (a)(d)	3,000,000	131,850
Hercules, Inc. (a)	4,326,000	51,090
Kendrion NV (a)	199,923	486
Kronos Worldwide, Inc.	898	28
Nihon Kagaku Sangyo Co. Ltd.	200,000	838
NL Industries, Inc.	92,500	1,208
Octel Corp. (d)	1,381,800	35,678
OM Group, Inc. (a)(d)	2,770,000	88,695
Sensient Technologies Corp.	288,500	5,955
Solutia, Inc. (a)(d)	10,452,080	3,240
Spartech Corp.	1,270,600	30,367
Summa Industries, Inc. (a)(d)	437,926	4,568
Tokyo Printing Ink Manufacturing Co. Ltd.	400,000	1,130
Yara International ASA	3,000,000	26,514
		460,058
Construction Materials - 1.7%
Asahi Concrete Works Co. Ltd. (d)	1,150,000	3,878
Brampton Brick Ltd. Class A (sub. vtg.) (a)	827,000	8,803
Buzzi Unicem Spa	40,000	494
Cemex SA de CV sponsored ADR	2,092,472	58,966
Continental Materials Corp. (a)	21,900	618
Devcon International Corp. (a)(d)	320,428	3,858
Eagle Materials, Inc. (d)	896,900	59,177
HeidelbergCement AG	30,000	1,358
Lafarge North America, Inc. (d)	7,300,000	305,797
Monarch Cement Co.	10,300	219
Texas Industries, Inc. (d)	1,440,000	61,675
Titan Cement Co. SA (Reg.)	100,000	2,304
		507,147
Containers & Packaging - 0.3%
Airspray NV	220,000	4,999
British Polythene Industries PLC (d)	1,350,000	6,920
Caraustar Industries, Inc. (a)(d)	1,545,702	21,563
Crown Holdings, Inc. (a)	575,000	5,831
Mod-Pacific Corp. (a)(d)	302,400	3,100
Mod-Pacific Corp. Class B (a)(d)	101,596	1,041
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - continued
Nippon Steel Drum Co. Ltd.	100,000	$ 377
Peak International Ltd. (a)(d)	1,375,700	6,191
RPC Group PLC	850,000	3,073
Silgan Holdings, Inc.	916,630	44,099
		97,194
Metals & Mining - 2.0%
A.M. Castle & Co. (a)	191,500	2,043
AK Steel Holding Corp. (a)	3,400,168	22,543
Allegheny Technologies, Inc.	1,550,000	31,078
Chubu Steel Plate Co. Ltd. (a)	615,000	4,701
Compania de Minas Buenaventura SA sponsored ADR	1,741,800	37,501
Elkem AS	50,000	1,518
Friedman Industries	280,000	1,484
Gerdau SA sponsored ADR	1,269,100	18,047
Gibraltar Steel Corp.	798,128	25,740
Grupo Imsa SA de CV sponsored ADR	788,200	18,696
Harris Steel Group, Inc. (a)(d)	1,780,400	12,389
IMCO Recycling, Inc. (a)(d)	963,000	11,941
Industrias Penoles SA de CV	3,650,000	13,329
Ispat International NV (a)	1,666,000	29,238
Jubilee Mines NL	600,000	1,828
Major Drilling Group International, Inc. (a)(d)	1,350,000	7,414
Metalrax Group PLC	3,100,000	4,488
Metals USA, Inc. (a)(d)	1,942,500	31,760
Northwest Pipe Co. (a)(d)	655,800	11,640
Novicourt, Inc.	789,700	956
POSCO sponsored ADR	4,650,000	168,702
Richmont Mines, Inc. (a)	200,000	662
Roanoke Electric Steel Corp. (d)	1,073,805	15,644
Ryerson Tull, Inc.	474,400	7,277
Sherritt International Corp. (a)	3,350,700	18,401
Stillwater Mining Co. (a)	1,088,400	15,836
Tohoku Steel Co. Ltd.	229,000	1,281
UK Coal PLC (d)	10,900,000	27,690
USEC, Inc. (d)	8,000,000	67,920
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	600,000	8,551
		620,298
Paper & Forest Products - 0.5%
Buckeye Technologies, Inc. (a)(d)	3,706,100	39,804
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
Crown Van Gelder (CVG) (non-vtg.)	200,000	$ 3,451
Gunns Ltd.	150,000	1,429
M-real Oyj (B Shares)	5,050,000	43,414
Noda Corp.	100,000	639
Sino-Forest Corp. (a)(d)(e)	4,500,000	9,479
Sino-Forest Corp. (a)(d)	9,028,900	19,019
Votorantim Celulose e Papel SA sponsored ADR	500,000	17,880
		135,115
TOTAL MATERIALS		1,819,812
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.1%
Asia Satellite Telecommunications Holdings Ltd.	369,000	655
Atlantic Tele-Network, Inc. (d)	493,220	15,167
City Telecom (HK) Ltd. (CTI)	6,000,000	1,138
PT Telkomunikasi Indonesia Tbk sponsored ADR	1,010,000	17,180
XETA Technologies, Inc. (a)(d)	969,869	3,879
		38,019
Wireless Telecommunication Services - 0.5%
China Mobile (Hong Kong) Ltd. sponsored ADR	750,000	10,890
Cosmote Mobile Telecommunications SA	2,000,000	32,223
Debitel AG (a)	20,000	291
Metro One Telecommunications, Inc. (a)(d)	2,469,785	3,705
MobileOne Ltd.	2,000,000	1,804
Mobistar SA (a)	25,000	1,655
SK Telecom Co. Ltd. sponsored ADR	2,550,000	45,033
SmarTone Telecommunications Holdings Ltd.	7,485,000	8,157
Taiwan Cellular Co. Ltd.	20,750,000	18,680
Tele Celular Sul Participacoes SA ADR	360,000	4,666
Tele Nordeste Celular Participacoes SA sponsored ADR	589,050	13,607
Total Access Communication PLC (a)	3,500,000	9,660
Turkcell Iletisim Hizmet AS sponsored ADR	400,000	11,924
		162,295
TOTAL TELECOMMUNICATION SERVICES		200,314
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.5%
Electric Utilities - 0.4%
Allegheny Energy, Inc. (a)	3,000,000	$ 44,520
CenterPoint Energy, Inc.	1,250,000	14,513
CMS Energy Corp. (a)	150,000	1,355
Korea Electric Power Corp. sponsored ADR	6,600,000	61,182
Maine & Maritimes Corp. (d)	99,100	3,112
		124,682
Gas Utilities - 0.0%
Hokuriku Gas Co.	1,700,000	4,816
Keiyo Gas Co. Ltd.	125,000	502
Otaki Gas Co. Ltd.	625,000	2,012
Shinnihon Gas Corp.	60,000	270
		7,600
Multi-Utilities & Unregulated Power - 0.1%
Sierra Pacific Resources (a)	1,650,000	13,563
TOTAL UTILITIES		145,845
TOTAL COMMON STOCKS (Cost $19,222,744)		26,012,452
Nonconvertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Instruments - 0.0%
SAES Getters Spa (Risp)	1,200,000	13,727
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem Spa (Risp)	300,000	2,401
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $9,872)		16,128
Investment Companies - 0.4%

iShares Russell 2000 Index Fund (Cost $127,962)	1,098,400	120,824
Convertible Bonds - 0.1%
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Natural MicroSystems Corp. 5% 10/15/05	$ 5,000	$ 4,950
Electronic Equipment & Instruments - 0.0%
Trans-Lux Corp. 8.25% 3/1/12	500	455
TOTAL INFORMATION TECHNOLOGY		5,405
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Mercer International, Inc. 8.5% 10/15/10 (e)	15,500	21,390
TOTAL CONVERTIBLE BONDS (Cost $20,056)		26,795
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.03% to 1.25% 8/19/04 to 9/9/04 (f) (Cost $23,973)	24,000	23,973
Money Market Funds - 15.3%
	Shares
Fidelity Cash Central Fund, 1.33% (b)	4,222,009,070	4,222,009
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	427,557,101	427,557
TOTAL MONEY MARKET FUNDS (Cost $4,649,566)		4,649,566
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $24,054,173)		30,849,738
NET OTHER ASSETS - (1.5)%		(457,804)
NET ASSETS - 100%		$ 30,391,934
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
5,275 Russell 1000 Mini Index Contracts	Sept. 2004	$ 291,022	$ (3,344)
567 Russell 2000 Index Contracts	Sept. 2004	156,407	(3,675)
TOTAL EQUITY INDEX CONTRACTS			(7,019)

The face value of futures purchased as a percentage of net assets - 1.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $65,402,000 or 0.2% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $23,973,000.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues) . At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $23,076,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
UnumProvident Corp. unit	5/11/04	$ 18,000
Wolverine Tube, Inc.	6/23/04	$ 3,456
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.9%
United Kingdom	5.0%
Canada	3.3%
Bermuda	2.0%
Ireland	1.7%
Netherlands	1.7%
Brazil	1.3%
Korea (South)	1.0%
Others (individually less than 1%)	7.1%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aaon, Inc.	$ 13,794	$ -	$ 5,426	$ -	$ -
AAR Corp.	15,390	7,457	1,266	-	26,796
Aastra Technologies Ltd.	15,785	199	-	-	23,747
Abbey PLC	21,453	-	-	1,275	34,410
ACE Cash Express, Inc.	14,106	3,742	3,915	-	23,712
Action Performance Companies, Inc.	33,428	5,994	-	357	19,781
Acuity Brands, Inc.	75,281	-	39,188	2,065	61,461
Adams Resources & Energy, Inc.	3,872	-	-	97	6,441
Advanced Marketing Services, Inc.	21,977	-	-	77	21,842
Agilysys, Inc.	-	1,805	1,110	238	29,456
AirNet Systems, Inc.	2,725	865	607	-	2,887
Alpharma, Inc. Class A	32,322	31,018	1,442	526	52,868
America West Holding Corp. Class B	16,325	7,495	-	-	16,684
American Eagle Outfitters, Inc.	80,441	12,471	101,741	-	-
American HomePatient, Inc.	-	1,546	-	-	1,022
American Physicians Capital, Inc.	14,972	3,012	-	-	20,349
Ansys, Inc.	49,733	-	1,544	-	68,076
Applebee's International, Inc.	178,028	-	3,146	385	219,780
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Applied Innovation, Inc.	$ 4,946	$ 396	$ 1,558	$ -	$ 2,314
ARK Restaurants Corp.	1,815	-	1,045	-	-
Arkansas Best Corp.	40,148	1,814	8,531	601	-
ArvinMeritor, Inc.	114,740	9,206	-	2,646	134,667
Asahi Concrete Works Co. Ltd.	2,985	-	-	76	3,878
Ask Central PLC	13,343	-	22,589	89	-
Astronics Corp.	2,305	-	-	-	2,951
Astronics Corp. Class B	711	-	-	-	945
Atlantic Tele-Network, Inc.	10,313	-	143	494	15,167
AZZ, Inc.	5,783	111	-	-	8,426
Badger Daylighting, Inc.	950	172	3,766	-	-
Bairnco Corp.	5,207	-	-	180	7,216
Bank of the Ozarks, Inc.	28,650	-	-	428	38,325
Barratt Developments PLC	64,253	133,985	-	4,716	246,213
BE Semiconductor Industries NV (NY Shares)	20,040	-	499	-	-
Belden CDT, Inc.	-	30,300	-	-	46,275
Belden, Inc.	-	-	-	196	-
Bellway PLC	32,537	63,278	-	3,376	115,702
Benihana, Inc.	4,711	-	-	-	5,704
Benihana, Inc. Class A	5,897	-	-	-	7,232
BJ's Wholesale Club, Inc.	136,617	-	-	-	163,310
Black Box Corp.	82,014	-	-	405	76,951
Blair Corp.	17,015	-	19,099	296	-
Blonder Tongue Laboratories, Inc.	1,100	-	46	-	1,499
Blyth, Inc.	90,119	2,212	-	1,114	122,333
Bolt Technology Corp.	1,756	106	-	-	1,834
Boston Acoustics, Inc.	4,765	-	1,608	144	2,896
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boyd Brothers Transportation, Inc.	$ 733	$ -	$ 69	$ -	$ 1,318
Brass Eagle, Inc.	3,523	51	68	-	-
British Polythene Industries PLC	-	7,472	-	13	6,920
Brookstone Co., Inc.	19,158	-	21,303	-	-
Brooktrout, Inc.	9,036	291	13,466	-	-
BTU International, Inc.	1,368	-	523	-	2,431
Buckeye Technologies, Inc.	17,610	13,967	-	-	39,804
C&D Technologies, Inc.	38,519	-	5,162	129	36,115
CAE, Inc.	5,366	59,345	-	726	72,661
CAE, Inc.	-	12,062	4,059	133	7,882
Cagle's, Inc. Class A	2,326	-	222	-	6,717
California First National Bancorp	6,730	868	4,662	287	-
Canadian Western Bank, Edmonton	22,544	-	17,971	309	-
Cantel Medical Corp.	1,728	6,001	-	-	13,061
Caraustar Industries, Inc.	8,856	5,306	-	-	21,563
Carreker Corp.	10,476	-	31,461	-	-
Cascade Corp.	17,592	6,869	-	486	35,431
Castle Energy Corp.	5,415	-	-	233	14,086
Catalyst Semiconductor, Inc.	1,146	8,059	-	-	8,874
Cathay General Bancorp	58,454	532	255	675	-
The Cato Corp. Class A (sub. vtg.)	46,720	-	-	1,275	40,610
Cattles PLC	2,102	126,331	-	1,666	118,471
CCS Income Trust	22,527	-	8,580	1,489	22,532
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
CD Bramall PLC	$ 27,940	$ 423	$ 42,888	$ 728	$ -
CEC Entertainment, Inc.	91,443	-	5,269	-	136,313
Celanese AG	83,350	203	117,195	-	-
Centex Construction Products, Inc.	46,431	-	7,818	5,748	-
Championship Auto Racing Teams, Inc.	2,487	-	-	-	29
Channell Commercial Corp.	3,608	1,268	-	-	3,295
Charlotte Russe Holding, Inc.	26,121	-	24,623	-	-
Chase Corp.	4,720	60	-	125	5,933
Cherokee, Inc.	14,115	55	-	1,244	18,220
Chime Communications PLC	4,378	3,901	-	-	8,896
Chromcraft Revington, Inc.	12,636	-	-	-	12,541
CI Technologies Group Ltd.	849	3,012	-	111	3,262
ClearOne Communications, Inc.	2,189	-	178	-	4,865
Cleveland-Cliffs, Inc.	11,180	-	18,657	-	-
Coastcast Corp.	1,450	-	-	-	1,641
Cobra Electronics Corp.	3,694	-	1,007	-	3,776
Coldwater Creek, Inc.	17,680	-	19,511	-	-
Columbus McKinnon Corp.	-	6,279	-	-	6,212
Communications Systems, Inc.	4,489	1,956	-	121	6,260
Compudyne Corp.	4,538	1,949	386	-	6,130
Compuware Corp.	138,148	24,549	9,217	-	148,200
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cooper Companies, Inc.	$ 61,338	$ -	$ -	$ 105	$ 104,038
Corvel Corp.	41,546	-	1,055	-	28,028
Cotton States Life Insurance Co.	5,929	-	7,845	74	-
CPAC, Inc.	3,440	-	-	162	3,180
CSG Systems International, Inc.	54,266	-	22,341	-	-
CTS Corp.	39,443	-	-	410	39,170
D & K Healthcare Resources, Inc.	17,091	3,500	2,021	82	11,965
D.R. Horton, Inc.	286,145	131,602	31,127	3,892	527,140
Daitec Co. Ltd.	5,269	1,328	-	213	9,587
Danier Leather, Inc.	3,100	81	-	-	3,033
Dataram Corp.	3,082	-	-	-	6,462
DCC PLC (Ireland)	42,650	32,797	-	3,263	145,285
Decorator Industries, Inc.	1,496	-	-	34	2,512
Delta Apparel, Inc.	6,321	46	-	101	8,876
Dendrite International, Inc.	45,498	-	56,634	-	-
Department 56, Inc.	18,076	292	-	-	20,351
Deswell Industries, Inc.	17,534	-	-	1,035	17,893
Devcon International Corp.	2,513	-	624	-	3,858
DIMON, Inc.	21,935	-	1,222	875	15,497
Diodes, Inc.	16,115	-	23,308	-	-
Ditech Communications Corp.	16,210	-	29,786	-	-
Dominion Homes, Inc.	14,000	4,949	8,215	-	10,720
Dong-A Pharmaceutical Co. Ltd.	-	9,177	-	31	7,657
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Doral Financial Corp.	$ 187,673	$ 12,693	$ 6,722	$ 2,788	$ 259,050
Draka Holding NV	12,090	30,421	-	185	41,784
Drew Industries, Inc.	18,317	-	157	-	36,452
DSG International Ltd.	2,281	-	226	-	1,429
DT Industries, Inc.	3,934	-	254	-	-
Ducommun, Inc.	15,711	-	259	-	18,981
DuPont Photomasks, Inc.	23,727	15,401	-	-	29,288
Dycom Industries, Inc.	40,824	-	10,117	-	-
Eagle Materials, Inc.	-	-	-	538	59,177
ECI Telecom Ltd.	8,230	14,252	743	1,191	34,474
ECtel Ltd.	10,851	1,608	-	-	5,259
Electronics for Imaging, Inc.	98,710	9,452	60,450	-	57,415
Elscint Ltd.	6,124	-	-	-	6,582
Embrex, Inc.	7,854	61	2,467	-	8,708
EMCOR Group, Inc.	61,912	-	-	-	64,865
Enesco Group, Inc.	9,210	-	1,557	-	8,803
Exact Holdings NV	8,217	38,810	-	1,511	51,220
Exactech, Inc.	13,455	-	-	-	17,658
Farstad Shipping ASA	13,909	4,518	-	759	21,040
Federal Screw Works	5,641	-	-	109	5,719
Financial Industries Corp.	19,798	-	-	-	11,071
Finlay Enterprises, Inc.	16,464	-	214	-	21,669
First Bancorp, Puerto Rico	119,093	-	-	1,635	167,678
First Health Group Corp.	-	175,578	1,636	-	125,110
First Mutual Bancshares, Inc.	8,896	358	-	138	13,373
FJA AG	3,064	9,151	5,286	186	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Flanigan's Enterprises, Inc.	$ 1,269	$ -	$ -	$ 59	$ 1,258
FMC Corp.	43,514	33,766	2,816	-	131,850
Footstar, Inc.	22,841	-	-	-	9,979
Foremost Industries Income Fund	2,462	-	-	360	6,971
Forrester Research, Inc.	21,296	-	20,101	-	-
Fossil, Inc.	114,629	-	338	-	163,283
Frans Maas Groep NV (Certificaten Van Aandelen)	-	9,360	-	292	13,286
French Connection Group PLC	22,404	6,878	-	283	38,120
Fresh Brands, Inc.	7,323	-	-	92	3,922
Fresh Del Monte Produce, Inc.	75,664	64,373	-	3,124	140,566
Friedmans, Inc. Class A	21,829	5,625	-	45	7,428
Gardner Denver, Inc.	34,724	-	23,825	-	-
Gateway, Inc.	100,669	470	103,703	-	-
Gehl Co.	6,928	-	-	-	12,586
General Cable Corp.	23,554	4,137	-	-	36,338
Genesco, Inc.	12,508	25,747	242	-	46,446
Genesee & Wyoming, Inc. Class A	19,745	-	22,830	-	-
Genlyte Group, Inc.	50,761	-	1,098	-	83,681
Giant Industries, Inc.	5,139	-	14,675	-	-
Global Imaging Systems, Inc.	37,423	16,850	157	-	61,904
Goodfellow, Inc.	3,208	4	-	183	5,917
Group 1 Automotive, Inc.	-	65,148	-	-	58,734
GSE Systems, Inc.	452	-	617	-	-
GTSI Corp.	7,471	-	8,400	-	-
Hampshire Group Ltd.	14,700	-	-	-	13,276
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hanmi Financial Corp.	$ 18,250	$ -	$ 3,594	$ 358	$ -
Hansen Natural Corp.	4,465	37	588	-	17,480
Harris Steel Group, Inc.	-	-	-	118	12,389
Hawthorne Financial Corp.	18,632	-	-	-	-
Health Management Associates, Inc. Class A	159,327	359,327	4,561	789	487,576
Heijmans NV	30,904	11,953	-	2,621	47,574
Heiton Group PLC	2,996	15,922	248	1,058	36,448
Helen of Troy Ltd.	48,698	575	6,057	-	75,192
Henry Boot PLC	12,590	934	-	669	17,593
Hibbett Sporting Goods, Inc.	33,383	-	45,427	-	-
Holly Corp.	28,401	-	22,162	89	-
Home Capital Group, Inc.	17,034	-	7,405	114	-
Horizon Health Corp.	11,404	-	-	-	16,416
Hot Topic, Inc.	27,490	33,380	-	-	48,558
Hurco Companies, Inc.	872	43	1,002	-	-
ICT Automatisering NV	-	8,657	-	300	7,406
ICU Medical, Inc.	35,530	581	6,707	-	34,039
IHOP Corp.	50,250	-	19,503	1,270	-
IMCO Recycling, Inc.	-	9,116	-	-	11,941
IMPATH, Inc.	14,536	120	-	-	8,549
InFocus Corp.	18,145	40	11,090	-	26,346
infoUSA, Inc.	27,139	-	12,704	-	-
Insight Enterprises, Inc.	71,738	-	64,572	-	-
Insteel Industries, Inc.	-	4,008	-	-	4,176
Intermet Corp.	9,446	-	-	410	9,497
Intest Corp.	4,114	-	-	-	8,072
Invacare Corp.	77,273	2,781	16,668	96	75,610
Investment Technology Group, Inc.	43,867	-	2,767	-	28,774
IPC Holdings Ltd.	121,502	-	-	2,825	132,413
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Jack in the Box, Inc.	$ 71,046	$ 54	$ -	$ -	$ 106,466
JAKKS Pacific, Inc.	28,077	-	195	-	49,143
JLM Couture, Inc.	952	-	-	-	690
Jyske Bank AS (Reg.)	89,385	-	68,568	-	-
KCS Energy, Inc.	18,526	660	8,637	-	43,601
Kensey Nash Corp.	16,180	-	2,300	-	-
Kleeneze PLC	4,825	-	1,729	111	-
Komplett ASA	-	8,788	-	79	6,201
Koninklijke BAM Groep NV	13,425	19,045	-	2,166	42,108
Koninklijke Volker Wessels Stevin NV (Certificaten Van Aandelen)	53,216	-	53,376	-	-
Korea Electric Terminal Co. Ltd.	-	9,431	-	46	8,564
Lafarge North America, Inc.	242,776	4,594	2,814	5,824	305,797
Lakes Entertainment, Inc.	9,400	-	6,827	-	15,503
Lattice Semiconductor Corp.	82,540	15,762	24,698	-	52,832
Lincare Holdings, Inc.	182,000	138,584	7,166	-	298,957
Linx Printing Technologies PLC	7,027	-	-	240	7,949
Local Financial Corp.	28,957	-	35,405	-	-
Lufkin Industries, Inc.	12,419	4,227	-	394	20,673
M/I Homes, Inc.	71,383	-	-	175	66,483
Maine & Maritimes Corp.	3,201	-	-	150	3,112
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
MAIR Holdings, Inc.	$ -	$ 2	$ -	$ -	$ 18,860
Major Drilling Group International, Inc.	5,876	-	1,105	-	7,414
Marine Products Corp.	19,214	2,165	-	334	42,434
Markwest Hydrocarbon, Inc.	6,130	-	6,800	169	-
Marten Transport Ltd.	12,759	3,497	3,639	-	20,822
MAXXAM, Inc.	7,554	-	9,312	-	-
Media Arts Group, Inc.	3,080	-	5,288	-	-
Medical Action Industries, Inc.	8,213	6,194	169	-	16,682
Medstone International, Inc.	1,751	-	-	-	-
Melexis NV	11,583	13,064	-	716	27,072
Meritage Corp.	32,176	-	1,676	-	43,157
Mesa Laboratories, Inc.	2,258	-	297	80	2,659
Mesaba Holdings, Inc.	15,342	-	-	-	-
Metals USA, Inc.	-	20,259	-	-	31,760
MetaSolv, Inc.	8,368	260	444	-	10,958
Metro One Telecommunica- tions, Inc.	10,027	-	-	-	3,705
Metro, Inc Class A (sub. vtg.)	90,113	53,477	-	1,600	128,999
MFC Bancorp Ltd.	8,028	-	-	-	12,985
Midwest Express Holdings, Inc.	9,875	-	-	-	5,710
MOCON, Inc.	2,582	-	-	65	2,747
Mod-Pacific Corp.	2,434	-	-	-	3,100
Mod-Pacific Corp. Class B	818	-	-	-	1,041
Monro Muffler Brake, Inc.	21,312	-	4,816	-	17,887
Monterey Pasta Co.	6,241	-	-	-	4,564
Movado Group, Inc.	22,358	-	8,667	239	20,370
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
MTR Gaming Group, Inc.	$ 17,477	$ -	$ 175	$ -	$ 19,444
Murakami Corp.	2,999	292	-	56	5,351
Nagawa Co. Ltd.	4,124	237	-	158	6,835
Nanometrics, Inc.	8,236	-	14,026	-	-
National Dentex Corp.	7,329	-	-	-	9,998
National Healthcare Corp.	18,818	1,181	-	244	26,356
National R.V. Holdings, Inc.	6,794	-	346	-	15,468
National Western Life Insurance Co. Class A	31,943	526	1,108	-	38,679
Nature's Sunshine Products, Inc.	12,938	-	2,637	251	20,776
Nautica Enterprises, Inc.	54,444	-	54,929	-	-
NCI Building Systems, Inc.	33,171	-	-	-	57,707
New Horizons Worldwide, Inc.	6,150	-	1,073	-	5,040
Next PLC	47,526	238,038	9,270	8,741	389,834
Ngai Lik Industrial Holdings Ltd.	2,846	15,337	-	738	19,476
North Central Bancshares, Inc.	5,841	-	222	146	5,643
Northwest Pipe Co.	9,551	51	-	-	11,640
Novel Denim Holdings Ltd.	1,925	-	-	-	991
Novus Petroleum Ltd.	11,516	-	16,749	-	-
NQL Drilling Tools, Inc.	5,766	1,218	-	-	3,035
NU Horizons Electronics Corp.	10,531	-	10,918	-	-
Octel Corp.	21,047	-	1,385	86	35,678
Ocular Sciences, Inc.	51,078	-	8,080	-	92,674
Offshore Logistics, Inc.	40,198	3,754	1,556	-	57,900
Oil States International, Inc.	14,848	18,608	-	-	44,743
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Old Dominion Freight Lines, Inc.	$ 49,022	$ -	$ 54,742	$ -	$ -
OM Group, Inc.	696	42,590	2,030	-	88,695
On Assignment, Inc.	13,693	58	60	-	12,670
Opinion Research Corp.	1,862	451	-	-	2,482
Optical Cable Corp.	1,540	2,234	-	-	2,310
Optimal Group, Inc. Class A	9,039	-	10,590	-	-
Option Care, Inc.	11,238	3,417	1,764	21	-
Orbotech Ltd.	50,338	313	-	-	54,666
Orthofix International NV	38,848	906	16	-	36,501
Outback Steakhouse, Inc.	156,870	3,066	47,987	1,995	-
P&F Industries, Inc. Class A	2,436	-	-	-	2,900
P.A.M. Transportation Services, Inc.	25,358	20	26	-	20,760
PacifiCare Health Systems, Inc.	198,445	-	-	-	217,047
Papa John's International, Inc.	59,804	-	702	-	68,333
Pason Systems, Inc.	12,206	1,124	-	157	31,430
Patrick Industries, Inc.	1,858	-	-	-	2,774
Pe Ben Oilfield Services Ltd.	1,257	-	-	-	1,606
Peak Energy Services Ltd.	4,915	-	10,039	-	-
Peak International Ltd.	7,429	-	-	-	6,191
Perceptron, Inc.	4,758	439	41	-	5,918
Pericom Semiconductor Corp.	18,134	1,729	10,597	-	-
Perot Systems Corp. Class A	83,235	1,093	102,145	-	-
Persona, Inc.	6,297	-	-	-	9,829
Pervasive Software, Inc.	10,189	-	-	-	10,375
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Petroleum Development Corp.	$ 15,465	$ -	$ 12,207	$ -	$ 29,609
Petroleum Helicopters, Inc.	7,201	1,558	-	-	6,246
Philadelphia Consolidated Holding Corp.	52,373	-	2,494	-	68,551
PinkRoccade NV	506	19,026	-	184	16,731
Piolax, Inc.	9,165	1,381	-	211	18,036
Pioneer Standard Electronics, Inc.	17,006	-	-	-	-
Polo Ralph Lauren Corp. Class A	71,521	6,563	3,555	547	-
Pomeroy IT Solutions, Inc.	16,608	330	-	-	14,817
PXRE Group Ltd.	22,019	3,023	-	306	31,096
Quaker City Bancorp, Inc.	16,318	2,895	-	454	26,152
Qualstar Corp.	6,526	15	180	-	6,817
Quiksilver, Inc.	50,976	19,089	559	-	85,162
Quipp, Inc.	1,610	-	-	-	1,968
Quixote Corp.	14,166	44	-	201	11,370
RCM Technologies, Inc.	4,201	27	-	-	6,225
RehabCare Group, Inc.	27,800	-	17,085	-	25,394
Reliability, Inc.	800	-	-	-	547
RemedyTemp, Inc. Class A	9,406	78	-	-	7,264
Renal Care Group, Inc.	173,107	2,731	915	-	234,171
ResCare, Inc.	8,550	572	8,409	-	16,153
Rex Stores Corp.	18,690	-	-	-	18,186
Right Management Consultants, Inc.	17,337	-	22,238	-	-
Ringerikes Sparebank	584	365	-	54	1,032
Ringkjoebing Bank (Reg.)	6,738	-	4,283	94	-
Riviana Foods, Inc.	26,849	-	2,933	836	20,385
Roanoke Electric Steel Corp.	-	13,923	-	80	15,644
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ROHN Industries, Inc.	$ 639	$ -	$ 6	$ -	$ -
Ross Stores, Inc.	187,370	2,445	2,924	1,161	189,830
Roto Smeets de Boer NV	7,235	742	-	308	12,084
RPC, Inc.	31,355	-	28,436	214	-
RWD Technologies, Inc.	2,756	-	2,810	-	-
Ryan's Family Steak Houses	34,399	-	-	-	-
Ryan's Restaurant Group, Inc.	-	22,562	-	-	56,843
S.Y. Bancorp, Inc.	10,814	3,654	-	220	16,464
Sabre Holdings Corp. Class A	193,872	9,777	84,836	2,239	-
Salton, Inc.	-	13,105	447	-	5,075
Sansei Yusoki Co. Ltd.	3,707	154	1,004	170	-
SBS Technologies, Inc.	16,078	-	1,349	-	17,273
ScanSource, Inc.	39,500	-	1,048	-	67,654
SCS Transportation, Inc.	13,532	143	7,639	-	13,967
ScS Upholstery PLC	5,682	2,728	-	392	9,366
SED International Holdings, Inc.	326	-	-	-	768
Seksun Corp. Ltd.	-	9,043	-	173	5,137
Send Group PLC	910	-	-	-	1,029
Shaw Group, Inc.	5,532	55,470	-	-	58,322
ShoLodge, Inc.	1,339	2	-	-	2,189
ShopKo Stores, Inc.	36,720	3,298	3,403	-	41,665
Sigmatron International, Inc.	3,716	1,035	891	-	3,115
Silent Witness Enterprises Ltd.	2,805	-	6,488	-	-
Silgan Holdings, Inc.	57,775	-	37,868	137	-
Siliconix, Inc.	87,060	-	29,078	-	-
Sino-Forest Corp.	-	8,624	-	-	9,479
Sino-Forest Corp.	13,710	3,570	-	-	19,019
Skechers U.S.A., Inc. Class A	12,258	121	5,950	-	19,302
Solutia, Inc.	6,335	9,269	-	-	3,240
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Somera Communications, Inc.	$ 7,482	$ 508	$ 626	$ -	$ 6,747
Sonic Corp.	102,648	-	3,407	-	141,450
Source Interlink Companies, Inc.	15,308	2,300	15,991	-	-
SOURCECORP, Inc.	40,549	-	3,985	-	36,387
Southern Energy Homes, Inc.	3,491	-	100	-	5,628
Southwest Bancorp, Inc., Oklahoma	10,301	4,838	-	214	17,043
Sparebanken Rana	809	-	-	49	760
Spectrum Control, Inc.	7,584	-	2,014	-	8,338
Spherion Corp.	45,220	285	1,025	-	50,644
Sportscene Restaurants, Inc. Class A	1,544	-	-	87	2,431
Standard Commercial Corp.	23,718	238	143	474	21,138
Stanley Furniture Co., Inc.	16,618	-	914	182	25,140
Stantec, Inc.	25,463	15	-	-	35,189
Steiner Leisure Ltd.	28,122	-	-	-	41,635
Stelmar Shipping Ltd.	13,051	4,636	-	500	34,872
Sterling Bancorp, New York	34,383	4,082	4,190	1,057	39,351
Steven Madden Ltd.	-	26,743	-	-	24,639
Stoneridge, Inc.	31,534	-	583	-	30,479
Strattec Security Corp.	28,285	-	529	-	33,264
Summa Industries, Inc.	3,088	134	-	-	4,568
Sunjin Co. Ltd.	-	2,911	-	-	3,134
Supreme Industries, Inc. Class A	2,085	259	302	61	-
Swift Energy Co.	30,776	-	17,067	-	43,535
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Tandy Brands Accessories, Inc.	$ 7,024	$ -	$ 90	$ 55	$ 7,422
TB Wood's Corp.	3,338	-	-	150	3,075
TBC Corp.	38,635	-	37,323	-	-
Tech Data Corp.	177,333	68	-	-	212,308
Technology Solutions Co.	3,362	104	1,173	-	2,515
Teekay Shipping Corp.	92,568	354	254	2,098	167,076
Tejon Ranch Co.	32,350	-	783	-	32,644
Texas Industries, Inc.	15,544	22,196	-	408	61,675
The Allied Defense Group, Inc.	8,722	1,988	649	-	9,421
The BISYS Group, Inc.	53,788	99,225	908	-	139,549
The Children's Place Retail Stores, Inc.	57,037	11,785	33,884	-	43,450
The Men's Wearhouse, Inc.	75,930	-	83,149	-	-
The Oilgear Co.	428	-	498	-	-
The PMI Group, Inc.	292,495	13,800	7,651	1,356	371,070
Theragenics Corp.	13,139	-	-	-	12,339
Toami Corp.	1,335	-	-	52	3,025
Tokyo Kisen Co. Ltd.	1,503	256	-	53	2,666
Tommy Hilfiger Corp.	94,059	-	-	-	126,618
Too, Inc.	17,254	14,844	28,436	-	-
Total Energy Services Ltd.	5,055	615	759	-	10,771
Tower Automotive, Inc.	1,453	26,579	-	-	17,572
Trancom Co. Ltd.	5,267	-	1,923	60	-
Transpro, Inc.	1,571	-	1,692	-	-
Trifast PLC	380	5,170	-	166	7,029
Trinity Industries, Inc.	104,310	991	-	1,110	139,368
Trio-Tech International	786	29	-	-	1,039
Triumph Group, Inc.	24,645	5,961	-	-	32,073
Trover Solutions, Inc.	6,453	-	7,788	-	-
TT electronics PLC	20,799	4,350	-	1,822	32,651
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
TTI Team Telecom International Ltd.	$ 5,860	$ -	$ -	$ -	$ 2,766
Twentsche Kabel Holding NV	4,219	11,955	-	841	22,047
Twin Disc, Inc.	1,251	3,258	-	55	5,388
Uehara Sei Shoji Co. Ltd.	2,456	603	-	87	6,183
UK Coal PLC	19,767	-	3,322	1,960	27,690
Uni-Select, Inc.	23,514	1,550	11,469	352	21,330
Up, Inc.	1,788	577	-	72	3,759
URS Corp.	56,752	34,983	-	-	103,722
USEC, Inc.	58,160	-	-	1,453	67,920
USF Corp.	85,088	3,495	7,088	1,002	92,623
USG Corp.	9,114	61,002	-	-	74,180
Utah Medical Products, Inc.	10,507	-	249	71	12,637
Wao Corp.	713	-	-	23	1,457
Whitehall Jewellers, Inc.	11,451	-	8,300	-	-
William Lyon Homes, Inc.	17,346	-	29,317	-	-
Wilsons Leather Experts, Inc.	16,493	-	-	-	10,113
Winland Electronics, Inc.	-	1,160	-	-	565
Wireless Telecom Group, Inc.	4,269	15	2,140	145	2,723
Wolverine Tube, Inc.	-	10,444	-	-	14,362
Wolverine Tube, Inc.	-	3,456	-	-	3,950
World Fuel Services Corp.	29,491	-	-	365	46,212
Wyndeham Press Group PLC	5,620	1,948	-	311	8,741
XETA Technologies, Inc.	5,310	235	-	-	3,879
Young Innovations, Inc.	19,348	269	878	90	17,621
Zapata Corp.	13,942	-	13,936	-	-
Zomax, Inc.	12,457	137	-	-	9,666
Total	$ 10,917,683	$ 3,028,358	$ 2,511,653	$ 119,494	$ 13,128,249

Income Tax Information

The fund hereby designates approximately $1,477,247,000 as a capital dividend for the purpose of the dividends paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount) J	July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $415,781) (cost $24,054,173) - See accompanying schedule		$ 30,849,738
Cash		874
Foreign currency held at value (cost $ 1,877)		1,872
Receivable for investments sold		89,361
Receivable for fund shares sold		80,557
Dividends receivable		20,866
Interest receivable		4,965
Receivable for daily variation on futures contracts		2,595
Prepaid expenses		37
Receivable from investment advisor for reimbursement		6
Other affiliated receivables		249
Other receivables		952
Total assets		31,052,072

Liabilities
Payable for investments purchased	$ 136,762
Payable for fund shares redeemed	68,994
Accrued management fee	18,943
Other affiliated payables	5,710
Other payables and accrued expenses	2,172
Collateral on securities loaned, at value	427,557
Total liabilities		660,138

Net Assets		$ 30,391,934
Net Assets consist of:
Paid in capital		$ 22,069,760
Undistributed net investment income		40,182
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,493,237
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,788,755
Net Assets, for 839,962 shares outstanding		$ 30,391,934
Net Asset Value, offering price and redemption price per share ($30,391,934 ÷ 839,962 shares)		$ 36.18

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2004

Investment Income
Dividends (including $119,494 received from affiliated issuers)		$ 257,341
Interest		38,517
Security lending		3,837
Total income		299,695

Expenses
Management fee Basic fee	$ 167,627
Performance adjustment	31,078
Transfer agent fees	55,842
Accounting and security lending fees	1,763
Non-interested trustees' compensation	140
Appreciation in deferred trustee compensation account	58
Custodian fees and expenses	2,698
Registration fees	1,302
Audit	199
Legal	66
Miscellaneous	1,399
Total expenses before reductions	262,172
Expense reductions	(3,257)	258,915
Net investment income (loss)		40,780
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) $755,338 from affiliated issuers)	1,936,155
Investment not meeting investment restrictions	(6)
Foreign currency transactions	(911)
Futures contracts	(11,868)
Payment from investment advisor for losses on investment not meeting investment restrictions	6
Total net realized gain (loss)		1,923,376
Change in net unrealized appreciation (depreciation) on: Investment securities	2,705,179
Assets and liabilities in foreign currencies	16
Futures contracts	(7,019)
Total change in net unrealized appreciation (depreciation)		2,698,176
Net gain (loss)		4,621,552
Net increase (decrease) in net assets resulting from operations		$ 4,662,332

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,780	$ 7,974
Net realized gain (loss)	1,923,376	(88,533)
Change in net unrealized appreciation (depreciation)	2,698,176	2,504,361
Net increase (decrease) in net assets resulting from operations	4,662,332	2,423,802
Distributions to shareholders from net investment income	(14,193)	(17,590)
Distributions to shareholders from net realized gain	(327,011)	(316,609)
Total distributions	(341,204)	(334,199)
Share transactions Net proceeds from sales of shares	10,649,593	4,991,514
Reinvestment of distributions	332,130	324,933
Cost of shares redeemed	(4,514,853)	(3,473,797)
Net increase (decrease) in net assets resulting from share transactions	6,466,870	1,842,650
Redemption fees	4,682	3,491
Total increase (decrease) in net assets	10,792,680	3,935,744

Net Assets
Beginning of period	19,599,254	15,663,510
End of period (including undistributed net investment income of $40,182 and undistributed net investment income of $6,455, respectively)	$ 30,391,934	$ 19,599,254
Other Information Shares
Sold	308,543	190,743
Issued in reinvestment of distributions	9,730	12,565
Redeemed	(129,950)	(138,309)
Net increase (decrease)	188,323	64,999

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 30.08	$ 26.70	$ 27.22	$ 23.93	$ 24.27
Income from Investment Operations
Net investment income (loss) C	.05	.01	.09 E	.22	.13
Net realized and unrealized gain (loss)	6.50	3.93	1.08 E	6.65	.87
Total from investment operations	6.55	3.94	1.17	6.87	1.00
Distributions from net investment income	(.02)	(.03)	(.16)	(.16)	(.15)
Distributions from net realized gain	(.44)	(.54)	(1.54)	(3.43)	(1.19)
Total distributions	(.46)	(.57)	(1.70)	(3.59)	(1.34)
Redemption fees added to paid in capital C	.01	.01	.01	.01	- F
Net asset value, end of period	$ 36.18	$ 30.08	$ 26.70	$ 27.22	$ 23.93
Total ReturnA,B	21.90%	15.14%	4.79%	32.36%	4.57%
Ratios to Average Net AssetsD
Expenses before expense reductions	.98%	1.03%	.99%	1.02%	.81%
Expenses net of voluntary waivers, if any	.98%	1.03%	.99%	1.02%	.81%
Expenses net of all reductions	.97%	1.01%	.97%	1.00%	.80%
Net investment income (loss)	.15%	.05%	.34% E	.92%	.58%
Supplemental Data
Net assets, end of period (in millions)	$ 30,392	$ 19,599	$ 15,664	$ 10,272	$ 6,080
Portfolio turnover rate	28%	23%	26%	44%	15%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Low-Priced Stock Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on December 31, 2003, the fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,102,690
Unrealized depreciation	(1,324,982)
Net unrealized appreciation (depreciation)	6,777,708
Undistributed ordinary income	221,535
Undistributed long-term capital gain	1,205,106

Cost for federal income tax purposes	$ 24,072,030

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 81,082	$ 112,341
Long-term Capital Gains	260,122	221,858
Total	$ 341,204	$ 334,199

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $9,936,589 and $6,469,912, respectively. The Fund realized a loss on the sale of an investment not meeting the investment restrictions of the fund. The loss was fully reimbursed by the Fund's investment advisor.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $37,731 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $775 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,041 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $82 and $134, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity
Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 295 funds advised by FMR or an affiliate. Mr. McCoy oversees 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Low-Priced Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Puritan Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Low-Priced Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Joel C. Tillinghast (46)
Year of Election or Appointment: 1992 Vice President of Low-Priced Stock. Mr. Tillinghast also serves as Senior Vice President of FMR (2002) and FMR Co., Inc. (2002).
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Low-Priced Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Low-Priced Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Low-Priced Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Low-Priced Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Low-Priced Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Low-Priced Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Low-Priced Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1989 Assistant Treasurer of Low-Priced Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Name, Age; Principal Occupation
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Low-Priced Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Low-Priced Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Low-Priced Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Low-Priced Stock. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Low-Priced Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Low Priced Stock Fund voted to pay on September 7, 2004, to shareholders of record at the opening of business on September 3, 2004, a distribution of $1.65 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.06 per share from net investment income.

The fund designates 100% and 61% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 79% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	23,344,098,476.90	71.697
Against	6,743,167,438.95	20.710
Abstain	1,313,243,243.42	4.033
Broker Non-Votes	1,159,243,437.34	3.560
TOTAL	32,559,752,596.61	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	30,928,470,171.60	94.990
Withheld	1,631,282,425.01	5.010
TOTAL	32,559,752,596.61	100.000
Ralph F. Cox
Affirmative	30,868,493,057.97	94.806
Withheld	1,691,259,538.64	5.194
TOTAL	32,559,752,596.61	100.000
Laura B. Cronin
Affirmative	30,908,610,110.02	94.929
Withheld	1,651,142,486.59	5.071
TOTAL	32,559,752,596.61	100.000
Robert M. Gates
Affirmative	30,902,184,576.53	94.909
Withheld	1,657,568,020.08	5.091
TOTAL	32,559,752,596.61	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	30,886,751,008.75	94.862
Withheld	1,673,001,587.86	5.138
TOTAL	32,559,752,596.61	100.000
Abigail P. Johnson
Affirmative	30,854,130,441.89	94.762
Withheld	1,705,622,154.72	5.238
TOTAL	32,559,752,596.61	100.000
Edward C. Johnson 3d
Affirmative	30,853,722,183.43	94.760
Withheld	1,706,030,413.18	5.240
TOTAL	32,559,752,596.61	100.000
Donald J. Kirk
Affirmative	30,884,916,646.74	94.856
Withheld	1,674,835,949.87	5.144
TOTAL	32,559,752,596.61	100.000
Marie L. Knowles
Affirmative	30,933,867,397.29	95.006
Withheld	1,625,885,199.32	4.994
TOTAL	32,559,752,596.61	100.000
Ned C. Lautenbach
Affirmative	30,942,458,439.22	95.033
Withheld	1,617,294,157.39	4.967
TOTAL	32,559,752,596.61	100.000
Marvin L. Mann
Affirmative	30,891,790,430.77	94.877
Withheld	1,667,962,165.84	5.123
TOTAL	32,559,752,596.61	100.000
William O. McCoy
Affirmative	30,899,169,712.00	94.900
Withheld	1,660,582,884.61	5.100
TOTAL	32,559,752,596.61	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	30,922,038,922.09	94.970
Withheld	1,637,713,674.52	5.030
TOTAL	32,559,752,596.61	100.000
William S. Stavropoulos
Affirmative	30,920,917,920.05	94.967
Withheld	1,638,834,676.56	5.033
TOTAL	32,559,752,596.61	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LPS-UANN-0904
1.789249.101

Fidelity®

Puritan®

Fund

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Puritan Fund	13.43%	4.01%	9.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Puritan® Fund on July 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Puritan Fund

Investors saw a sharp reversal in equity and investment-grade bond performance during the year ending July 31, 2004. In the first half of the period, optimism about the economy led to a run-up in high-growth semiconductor and biotechnology stocks, and in the market in general. But stocks retreated in the second half on concerns about skyrocketing energy prices and higher interest rates, among other factors. Regardless, the Standard & Poor's 500SM Index climbed 13.17% for the year, while the Dow Jones Industrial AverageSM rose 12.11% and the tech-heavy NASDAQ Composite® Index returned 9.29%. Investment-grade debt traveled a path similar to stocks. Bonds did well early on through the first quarter of 2004, based partly on the Federal Reserve Board's accommodative monetary policy. But that changed in April, when a strong jump in job creation caused bond prices to plunge and investors to re-evaluate their expectations about future interest rate hikes. The Fed confirmed investors' fears by raising rates in June. Still, bonds did well for the year overall, as the Lehman Brothers® Aggregate Bond Index climbed 4.84%.

For the 12 months ending July 31, 2004, the fund gained 13.43%, topping the 9.23% return of the LipperSM Balanced Funds Average. The fund also bested the 12.71% return of the Fidelity Balanced Composite Index, a hypothetical combination of unmanaged indexes using the total returns of the Russell 3000® Value Index and the Lehman Brothers Aggregate Bond Index, with a weighting of 60% and 40%, respectively. Overall, good security selection and a strong asset mix helped the fund outperform its benchmarks. The fund enjoyed very strong performance in the second half of 2003, and continued to do somewhat better than the overall stock market during 2004, which helped it outperform competitors that had more of a growth orientation. During the latter half of the period, the fund's equity exposure was reduced, and its focus on fixed-income securities increased, with an emphasis on investment-grade securities. Higher oil prices helped stocks of energy companies Exxon Mobil, Total, ChevronTexaco and BP contribute to the fund's good performance. On the downside, Viacom and Clear Channel Communications were hit by sluggish radio advertising spending, and their earnings came in lower than expected, which hurt their stock prices.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Actual	$ 1,000.00	$ 998.70	$ 3.23
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.73	$ 3.27

* Expenses are equal to the Fund's annualized expense ratio of .65%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.1	3.1
Bank of America Corp.	2.1	1.5
American International Group, Inc.	1.8	1.8
J.P. Morgan Chase & Co.	1.7	1.1
Citigroup, Inc.	1.7	1.9
	9.4
Top Five Bond Issuers as of July 31, 2004
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	9.0	8.0
U.S. Treasury Obligations	4.5	4.0
Government National Mortgage Association	0.8	1.0
Freddie Mac	0.8	0.9
Bank of America Mortgage Securities, Inc.	0.5	0.0
	15.6
Top Five Market Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.1	26.1
Consumer Discretionary	9.0	10.0
Industrials	8.4	8.5
Energy	8.3	9.2
Health Care	5.6	5.4
Asset Allocation (% of fund's net assets)
As of July 31, 2004*		As of January 31, 2004**
	Stocks 64.2%		Stocks 69.0%
	Bonds 30.9%		Bonds 29.4%
	Convertible Securities 1.2%		Convertible Securities 1.2%
	Other Investments 0.2%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets 3.5%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	11.0%	** Foreign investments	10.2%

Percentages are adjusted for the effect of futures contracts and swaps, if applicable. The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 64.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 6.7%
Auto Components - 0.1%
Exide Technologies warrants 3/18/06 (a)	6,789	$ 0
TRW Automotive Holdings Corp.	834,780	17,363
		17,363
Automobiles - 0.4%
DaimlerChrysler AG	523,100	23,482
Toyota Motor Corp. ADR	698,300	55,864
		79,346
Hotels, Restaurants & Leisure - 0.9%
Caesars Entertainment, Inc. (a)	3,629,800	53,467
McDonald's Corp.	3,535,300	97,221
MGM MIRAGE (a)	606,630	26,783
MOA Hospitality, Inc.	3,000	0
Six Flags, Inc. (a)	1,958,701	9,245
		186,716
Household Durables - 0.5%
LG Electronics, Inc.	323,470	13,504
Maytag Corp.	1,010,660	20,719
Newell Rubbermaid, Inc.	2,594,600	56,043
Sony Corp. sponsored ADR	793,700	27,502
		117,768
Media - 3.5%
Clear Channel Communications, Inc.	3,665,800	130,869
Comcast Corp. Class A (a)	4,160,316	113,993
Liberty Media Corp. Class A (a)	5,509,706	46,722
Liberty Media International, Inc.:
Class A (a)	491,213	15,316
Class A rights 8/23/04 (a)	75,656	455
NTL, Inc. (a)	166,959	8,702
The Reader's Digest Association, Inc. (non-vtg.)	1,622,200	23,165
Time Warner, Inc. (a)	10,122,560	168,541
Viacom, Inc. Class B (non-vtg.)	5,019,217	168,595
Vivendi Universal SA sponsored ADR (a)	1,519,600	37,808
Walt Disney Co.	2,755,190	63,617
		777,783
Multiline Retail - 0.2%
Barneys, Inc. warrants 4/1/08 (a)	3,470	208
Big Lots, Inc. (a)	1,930,600	23,631
Sears, Roebuck & Co.	614,600	22,544
		46,383
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.0%
Abercrombie & Fitch Co. Class A	1,430,400	$ 52,753
American Eagle Outfitters, Inc. (a)	854,200	27,992
Gap, Inc.	2,076,500	47,137
Limited Brands, Inc.	2,384,622	48,742
Office Depot, Inc. (a)	864,300	14,175
Toys 'R' Us, Inc. (a)	1,764,900	29,050
		219,849
Textiles Apparel & Luxury Goods - 0.1%
Liz Claiborne, Inc.	856,560	30,999
TOTAL CONSUMER DISCRETIONARY		1,476,207
CONSUMER STAPLES - 3.9%
Beverages - 0.3%
Anheuser-Busch Companies, Inc.	1,239,400	64,325
Food & Staples Retailing - 0.4%
Albertsons, Inc.	496,900	12,119
CVS Corp.	1,985,500	83,133
		95,252
Food Products - 0.8%
Campbell Soup Co.	897,700	22,972
Fresh Del Monte Produce, Inc.	276,532	7,342
H.J. Heinz Co.	380,900	14,051
Hormel Foods Corp.	83,371	2,474
Interstate Bakeries Corp.	761,000	7,481
Kellogg Co.	264,800	11,032
Kraft Foods, Inc. Class A	1,384,500	42,296
Unilever PLC sponsored ADR	1,550,800	55,596
		163,244
Household Products - 1.4%
Colgate-Palmolive Co.	2,426,200	129,074
Kimberly-Clark Corp.	1,867,500	119,651
Procter & Gamble Co.	1,042,720	54,378
		303,103
Personal Products - 0.5%
Gillette Co.	2,983,600	116,301
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 0.5%
Altria Group, Inc.	2,129,140	$ 101,347
Loews Corp. - Carolina Group	56,850	1,351
		102,698
TOTAL CONSUMER STAPLES		844,923
ENERGY - 7.6%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	2,027,500	81,708
BJ Services Co. (a)	841,500	41,789
Halliburton Co.	877,900	27,873
Noble Corp. (a)	1,361,250	52,708
Schlumberger Ltd. (NY Shares)	2,743,700	176,475
Tokheim Corp. (a)	47,760	0
		380,553
Oil & Gas - 5.9%
Apache Corp.	948,610	44,139
BP PLC sponsored ADR	3,521,426	198,468
ChevronTexaco Corp.	1,807,000	172,840
Exxon Mobil Corp.	10,106,224	467,918
Royal Dutch Petroleum Co. (NY Shares)	1,491,300	75,012
Total SA:
Series B	557,000	108,448
sponsored ADR	2,399,600	233,601
		1,300,426
TOTAL ENERGY		1,680,979
FINANCIALS - 19.4%
Capital Markets - 2.9%
Bank of New York Co., Inc.	4,526,500	130,046
Charles Schwab Corp.	8,632,200	75,791
Credit Suisse Group sponsored ADR	1,086,400	34,906
Janus Capital Group, Inc.	3,173,300	42,078
LaBranche & Co., Inc.	714,600	5,853
Mellon Financial Corp.	2,281,600	62,698
Merrill Lynch & Co., Inc.	2,345,800	116,633
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	2,900,240	$ 143,069
Nomura Holdings, Inc.	2,384,000	32,899
		643,973
Commercial Banks - 4.9%
Bank of America Corp.	5,306,762	451,128
Banknorth Group, Inc.	493,400	15,744
Comerica, Inc.	991,400	57,967
Huntington Bancshares, Inc.	529,201	12,944
Lloyds TSB Group PLC	3,077,099	23,101
PNC Financial Services Group, Inc.	191,300	9,680
Royal Bank of Scotland Group PLC	439,544	12,375
State Bank of India	636,977	6,405
Sumitomo Mitsui Financial Group, Inc.	8,727	52,663
U.S. Bancorp, Delaware	4,031,750	114,099
Wachovia Corp.	3,830,741	169,740
Wells Fargo & Co.	2,475,000	142,090
		1,067,936
Consumer Finance - 0.9%
American Express Co.	2,287,201	114,932
MBNA Corp.	2,134,500	52,701
MoneyGram International, Inc. (a)	1,560,300	29,178
		196,811
Diversified Financial Services - 3.7%
CIT Group, Inc.	1,744,200	60,628
Citigroup, Inc.	8,516,292	375,483
J.P. Morgan Chase & Co.	10,096,653	376,908
		813,019
Insurance - 5.1%
ACE Ltd.	3,080,877	125,053
Allianz AG sponsored ADR	838,100	8,071
Allstate Corp.	3,348,600	157,652
American International Group, Inc.	5,600,637	395,685
Assurant, Inc.	371,000	9,052
Conseco, Inc. (a)	1,022,500	18,385
Fondiaria-Sai Spa	735,536	15,830
Genworth Financial, Inc. Class A	1,594,800	36,266
Hartford Financial Services Group, Inc.	1,772,200	115,370
Marsh & McLennan Companies, Inc.	501,600	22,261
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	182,114	17,469
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Old Republic International Corp.	777,504	$ 18,108
St. Paul Travelers Companies, Inc.	2,923,937	108,390
The Chubb Corp.	820,900	56,462
UnumProvident Corp.	997,000	15,902
XL Capital Ltd. Class A	116,400	8,227
		1,128,183
Real Estate - 0.0%
CarrAmerica Realty Corp.	269,460	8,216
Thrifts & Mortgage Finance - 1.9%
Fannie Mae	4,163,050	295,410
Freddie Mac	992,500	63,828
Housing Development Finance Corp. Ltd.	1,659,200	20,611
MGIC Investment Corp.	266,800	18,943
Sovereign Bancorp, Inc.	1,172,250	25,520
		424,312
TOTAL FINANCIALS		4,282,450
HEALTH CARE - 5.2%
Health Care Equipment & Supplies - 0.8%
Baxter International, Inc.	4,473,000	134,503
Hospira, Inc. (a)	56,260	1,458
Thermo Electron Corp. (a)	1,484,400	38,179
		174,140
Health Care Providers & Services - 0.7%
Cardinal Health, Inc.	727,600	32,378
HCA, Inc.	467,500	18,069
IMS Health, Inc.	2	0
Mariner Health Care, Inc. (a)	7,778	214
McKesson Corp.	1,436,700	46,219
Tenet Healthcare Corp. (a)	3,203,200	35,812
UnitedHealth Group, Inc.	451,400	28,393
		161,085
Pharmaceuticals - 3.7%
Abbott Laboratories	1,242,600	48,896
Bristol-Myers Squibb Co.	3,395,900	77,766
GlaxoSmithKline PLC sponsored ADR	586,500	24,017
Johnson & Johnson	3,026,100	167,253
Merck & Co., Inc.	3,958,900	179,536
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	4,259,800	$ 136,143
Schering-Plough Corp.	5,143,100	100,085
Wyeth	2,113,700	74,825
		808,521
TOTAL HEALTH CARE		1,143,746
INDUSTRIALS - 8.0%
Aerospace & Defense - 2.6%
Bombardier, Inc. Class B (sub. vtg.)	5,632,900	14,154
EADS NV	2,091,016	57,574
Honeywell International, Inc.	4,338,800	163,182
Lockheed Martin Corp.	1,960,300	103,876
Northrop Grumman Corp.	1,325,060	69,698
Raytheon Co.	1,564,840	52,500
The Boeing Co.	1,284,100	65,168
United Technologies Corp.	555,200	51,911
		578,063
Air Freight & Logistics - 0.1%
Ryder System, Inc.	402,700	17,276
Airlines - 0.1%
Continental Airlines, Inc. Class B (a)	1,143	10
Southwest Airlines Co.	1,345,600	19,471
		19,481
Commercial Services & Supplies - 0.3%
Viad Corp.	321,375	7,684
Waste Management, Inc.	1,884,500	53,030
		60,714
Construction & Engineering - 0.1%
Fluor Corp.	539,500	24,574
Electrical Equipment - 0.2%
Emerson Electric Co.	804,200	48,815
Industrial Conglomerates - 2.3%
3M Co.	455,800	37,540
General Electric Co.	5,075,300	168,754
Hutchison Whampoa Ltd.	3,796,000	25,672
Siemens AG sponsored ADR	336,900	23,664
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Textron, Inc.	1,292,800	$ 79,249
Tyco International Ltd.	5,814,824	180,260
		515,139
Machinery - 1.7%
Caterpillar, Inc.	780,700	57,374
Deere & Co.	445,900	28,007
Dover Corp.	625,800	24,832
Eaton Corp.	493,400	31,893
Illinois Tool Works, Inc.	284,700	25,771
Ingersoll-Rand Co. Ltd. Class A	1,511,000	103,791
Navistar International Corp. (a)	692,405	24,892
Parker Hannifin Corp.	396,200	22,734
SPX Corp.	1,229,700	50,356
Timken Co.	359,700	8,935
		378,585
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	1,863,900	66,131
Union Pacific Corp.	1,083,600	61,050
		127,181
TOTAL INDUSTRIALS		1,769,828
INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 0.4%
Lucent Technologies, Inc. (a)	6,559,400	20,006
Motorola, Inc.	3,569,900	56,869
Nokia Corp. sponsored ADR	1,463,400	17,005
		93,880
Computers & Peripherals - 1.1%
Hewlett-Packard Co.	6,472,302	130,417
International Business Machines Corp.	948,200	82,560
Storage Technology Corp. (a)	557,390	13,907
Sun Microsystems, Inc. (a)	5,462,925	21,579
		248,463
Electronic Equipment & Instruments - 0.5%
Arrow Electronics, Inc. (a)	972,400	23,007
Avnet, Inc. (a)	1,793,270	34,825
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
PerkinElmer, Inc.	741,800	$ 13,041
Solectron Corp. (a)	7,305,400	40,180
		111,053
IT Services - 0.1%
Ceridian Corp. (a)	1,065,000	19,170
Office Electronics - 0.2%
Xerox Corp. (a)	2,764,500	38,316
Semiconductors & Semiconductor Equipment - 0.7%
Intel Corp.	2,835,100	69,120
Micron Technology, Inc. (a)	2,711,100	36,681
Rohm Co. Ltd.	216,300	23,187
Samsung Electronics Co. Ltd.	81,940	29,292
		158,280
Software - 0.7%
Microsoft Corp.	5,217,200	148,482
TOTAL INFORMATION TECHNOLOGY		817,644
MATERIALS - 4.3%
Chemicals - 1.8%
Arch Chemicals, Inc.	689,700	19,643
Dow Chemical Co.	3,263,900	130,197
Eastman Chemical Co.	647,000	28,908
Ferro Corp.	710,000	14,136
Great Lakes Chemical Corp.	879,300	21,086
Lyondell Chemical Co.	2,040,700	37,100
Millennium Chemicals, Inc.	1,306,920	23,067
Olin Corp.	1,209,400	20,898
PolyOne Corp. (a)	1,696,800	12,268
PPG Industries, Inc.	395,700	23,327
Praxair, Inc.	1,329,200	52,437
		383,067
Containers & Packaging - 0.3%
Smurfit-Stone Container Corp. (a)	3,485,607	64,867
Metals & Mining - 1.3%
Alcan, Inc.	1,278,500	50,573
Alcoa, Inc.	3,997,400	128,037
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc. Class B	1,111,066	$ 38,721
Phelps Dodge Corp.	961,900	74,970
		292,301
Paper & Forest Products - 0.9%
Bowater, Inc.	574,900	21,444
Georgia-Pacific Corp.	2,055,800	69,075
International Paper Co.	946,300	40,909
Weyerhaeuser Co.	1,200,100	74,406
		205,834
TOTAL MATERIALS		946,069
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 3.3%
BellSouth Corp.	7,295,070	197,623
Qwest Communications International, Inc. (a)	3,843,900	14,953
SBC Communications, Inc.	9,619,087	243,748
Sprint Corp. - FON Group	350,600	6,549
Telewest Global, Inc. (a)	1,391,194	15,720
Verizon Communications, Inc.	6,318,100	243,500
		722,093
Wireless Telecommunication Services - 0.1%
DigitalGlobe, Inc. (a)(f)	15,842	16
KDDI Corp.	4,127	21,118
		21,134
TOTAL TELECOMMUNICATION SERVICES		743,227
UTILITIES - 1.9%
Electric Utilities - 1.1%
Entergy Corp.	1,173,800	67,494
FirstEnergy Corp.	1,461,100	57,129
PG&E Corp. (a)	592,000	16,896
TXU Corp.	1,327,700	52,657
Wisconsin Energy Corp.	1,762,600	56,668
		250,844
Multi-Utilities & Unregulated Power - 0.8%
Dominion Resources, Inc.	1,734,300	110,059
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Public Service Enterprise Group, Inc.	805,100	$ 31,399
SCANA Corp.	912,200	33,405
		174,863
TOTAL UTILITIES		425,707
TOTAL COMMON STOCKS (Cost $11,943,304)		14,130,780
Preferred Stocks - 0.9%

Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
General Motors Corp.:
Series B, 5.25%	501,100	12,087
Series C, 6.25%	369,100	10,309
		22,396
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 7.25% PIERS	485,200	9,680
TOTAL CONSUMER DISCRETIONARY		32,076
FINANCIALS - 0.3%
Capital Markets - 0.0%
State Street Corp. 6.75%	36,750	7,402
Consumer Finance - 0.1%
Ford Motor Co. Capital Trust II 6.50%	561,900	29,905
Insurance - 0.2%
Conseco, Inc. Series B, 5.50%	194,000	4,782
The Chubb Corp.:
7.00%	227,700	6,233
Series B, 7.00%	173,900	4,782
Travelers Property Casualty Corp. 4.50%	289,800	6,571
XL Capital Ltd. 6.50%	546,200	12,939
		35,307
TOTAL FINANCIALS		72,614
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. 7.00%	215,800	$ 11,077
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Motorola, Inc. 7.00%	532,300	24,398
Office Electronics - 0.1%
Xerox Corp. Series C, 6.25%	198,572	25,166
TOTAL INFORMATION TECHNOLOGY		49,564
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	96,900	3,915
UTILITIES - 0.1%
Electric Utilities - 0.1%
TXU Corp. 8.75%	278,900	12,899
TOTAL CONVERTIBLE PREFERRED STOCKS		182,145
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Spanish Broadcasting System, Inc. Class B, 10.75%	1,347	1,381
Specialty Retail - 0.0%
General Nutrition Centers Holding Co. 12.00% (f)	2,000	2,130
TOTAL CONSUMER DISCRETIONARY		3,511
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Fresenius Medical Care Capital Trust II 7.875%	3,790	4,106
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	192	1
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - continued
UTILITIES - 0.0%
Electric Utilities - 0.0%
Entergy Gulf States, Inc. Series A, adj. rate	23,699	$ 2,358
TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,976
TOTAL PREFERRED STOCKS (Cost $191,853)		192,121
Corporate Bonds - 11.7%
	Principal Amount (000s)
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 15,280	8,098
Media - 0.2%
Liberty Media Corp.:
4% 11/15/29 (f)	17,982	12,454
3.5% 1/15/31 (f)	14,140	12,160
News America, Inc. liquid yield option note 0% 2/28/21 (f)	28,330	16,201
		40,815
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09	11,570	16,860
TOTAL CONSUMER DISCRETIONARY		65,773
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Navistar Financial Corp. 4.75% 4/1/09 (f)	3,320	3,258
Tyco International Group SA yankee 3.125% 1/15/23	7,030	10,770
		14,028
Insurance - 0.0%
Loews Corp. 3.125% 9/15/07	6,940	6,697
TOTAL FINANCIALS		20,725
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Atmel Corp. 0% 5/23/21	$ 9,100	$ 4,095
TOTAL CONVERTIBLE BONDS		90,593
Nonconvertible Bonds - 11.3%
CONSUMER DISCRETIONARY - 1.9%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	1,660	1,677
ArvinMeritor, Inc. 8.75% 3/1/12	2,470	2,680
DaimlerChrysler NA Holding Corp.:
4.05% 6/4/08	1,910	1,893
4.75% 1/15/08	14,390	14,634
Dana Corp. 10.125% 3/15/10	4,340	4,926
Delco Remy International, Inc. 9.375% 4/15/12 (f)	1,600	1,544
Keystone Automotive Operations, Inc. 9.75% 11/1/13	810	865
Stoneridge, Inc. 11.5% 5/1/12	115	135
United Components, Inc. 9.375% 6/15/13	910	956
		29,310
Automobiles - 0.0%
General Motors Corp. 7.2% 1/15/11	8,300	8,676
Distributors - 0.0%
Adesa, Inc. 7.625% 6/15/12	1,280	1,277
Hotels, Restaurants & Leisure - 0.5%
Aztar Corp. 7.875% 6/15/14 (f)	3,000	3,038
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	1,445	1,250
10.5% 7/15/11	2,680	2,593
Domino's, Inc. 8.25% 7/1/11	1,670	1,787
Florida Panthers Holdings, Inc. 9.875% 4/15/09	7,375	7,762
Gaylord Entertainment Co. 8% 11/15/13	1,450	1,494
Herbst Gaming, Inc. 8.125% 6/1/12 (f)	3,000	2,955
Hilton Hotels Corp. 8.25% 2/15/11	3,270	3,687
Horseshoe Gaming LLC 8.625% 5/15/09	6,825	7,141
MGM MIRAGE:
6% 10/1/09	420	417
8.5% 9/15/10	4,950	5,457
Mohegan Tribal Gaming Authority 7.125% 8/15/14 (f)	3,000	3,038
Morton's Restaurant Group, Inc. 7.5% 7/1/10	3,315	3,116
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
NCL Corp. Ltd. 10.625% 7/15/14 (f)	$ 2,970	$ 3,000
Penn National Gaming, Inc. 8.875% 3/15/10	5,115	5,588
Premier Entertainment Biloxi LLC 10.75% 2/1/12 (f)	1,000	1,055
Royal Caribbean Cruises Ltd. 6.875% 12/1/13	5,000	5,063
Six Flags, Inc.:
8.875% 2/1/10	3,000	2,760
9.75% 4/15/13	1,280	1,186
Starwood Hotels & Resorts Worldwide, Inc.:
7.375% 5/1/07	4,705	4,976
7.875% 5/1/12	2,675	2,876
Station Casinos, Inc. 6.5% 2/1/14	3,320	3,229
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	11,980	12,879
Town Sports International Holdings, Inc. 0% 2/1/14 (e)(f)	10,580	4,497
Town Sports International, Inc. 9.625% 4/15/11	1,770	1,712
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	1,101	1,167
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,155	2,284
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	3,411	4,221
		100,228
Household Durables - 0.1%
Beazer Homes USA, Inc. 8.625% 5/15/11	3,140	3,352
D.R. Horton, Inc. 7.875% 8/15/11	4,250	4,707
KB Home 5.75% 2/1/14	3,000	2,790
Ryland Group, Inc. 9.125% 6/15/11	3,580	3,969
Sealy Mattress Co. 8.25% 6/15/14 (f)	3,000	3,000
Simmons Co. 7.875% 1/15/14 (f)	930	944
Standard Pacific Corp. 9.25% 4/15/12	1,815	1,997
Tempur-Pedic, Inc./Tempur Production USA, Inc. 10.25% 8/15/10	2,279	2,564
		23,323
Internet & Catalog Retail - 0.0%
FTD, Inc. 7.75% 2/15/14	1,500	1,433
USA Interactive 7% 1/15/13	4,000	4,380
		5,813
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 0.0%
K2, Inc. 7.375% 7/1/14 (f)	$ 1,090	$ 1,109
Media - 1.1%
Advanstar Communications, Inc. 10.75% 8/15/10	1,770	1,938
AMC Entertainment, Inc.:
8% 3/1/14 (f)	3,760	3,459
9.5% 2/1/11	1,667	1,696
9.875% 2/1/12	2,800	2,863
American Media Operations, Inc. 10.25% 5/1/09	5,430	5,661
AOL Time Warner, Inc.:
6.875% 5/1/12	9,230	10,059
7.625% 4/15/31	3,835	4,219
7.7% 5/1/32	7,845	8,714
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	21,300	24,646
Cablevision Systems Corp. 8% 4/15/12 (f)	11,950	11,711
Cinemark, Inc. 0% 3/15/14 (e)	5,510	3,650
Corus Entertainment, Inc. 8.75% 3/1/12	5,560	5,949
Cox Communications, Inc. 7.125% 10/1/12	10,000	11,028
CSC Holdings, Inc.:
7.625% 4/1/11	3,440	3,457
7.875% 2/15/18	535	514
Dex Media, Inc.:
0% 11/15/13 (e)(f)	6,845	4,723
0% 11/15/13 (e)(f)	295	204
8% 11/15/13 (f)	1,750	1,759
EchoStar DBS Corp. 10.375% 10/1/07	13,425	14,271
Entravision Communications Corp. 8.125% 3/15/09	4,530	4,677
Granite Broadcasting Corp. 9.75% 12/1/10	1,990	1,811
Houghton Mifflin Co.:
0% 10/15/13 (e)	4,375	2,494
8.25% 2/1/11	8,155	8,277
9.875% 2/1/13	7,910	8,108
Innova S. de R.L. 9.375% 9/19/13	2,990	3,177
Lamar Media Corp. 7.25% 1/1/13	1,290	1,329
LBI Media Holdings, Inc. 0% 10/15/13 (e)	4,450	3,160
LBI Media, Inc. 10.125% 7/15/12	4,060	4,486
Liberty Media Corp. 8.25% 2/1/30	7,755	8,724
Loews Cineplex Entertainment Corp. 9% 8/1/14 (f)	3,000	3,000
News America Holdings, Inc. 7.75% 12/1/45	10,825	12,529
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Nextmedia Operating, Inc. 10.75% 7/1/11	$ 3,345	$ 3,771
PanAmSat Corp.:
6.375% 1/15/08	2,720	2,734
9% 8/15/14 (f)(g)	6,560	6,658
PEI Holdings, Inc. 11% 3/15/10	2,253	2,613
Penton Media, Inc. 11.875% 10/1/07	1,475	1,490
Radio One, Inc. 8.875% 7/1/11	9,005	9,860
The Reader's Digest Association, Inc. 6.5% 3/1/11	10	10
Time Warner, Inc.:
6.625% 5/15/29	4,095	4,041
8.18% 8/15/07	5,425	6,068
Vertis, Inc. 9.75% 4/1/09	3,180	3,474
Viacom, Inc. 7.7% 7/30/10	4,485	5,145
Videotron LTEE 6.875% 1/15/14	1,190	1,157
Yell Finance BV 10.75% 8/1/11	3,954	4,552
		233,866
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	3,470	3,574
The May Department Stores Co. 3.95% 7/15/07 (f)	3,330	3,330
		6,904
Specialty Retail - 0.0%
Boise Cascade Corp. 7.5% 2/1/08	3,700	4,095
Nebraska Book Co., Inc. 8.625% 3/15/12	4,380	4,336
		8,431
Textiles Apparel & Luxury Goods - 0.1%
American Achievement Corp. 8.25% 4/1/12 (f)	5,000	5,125
Levi Strauss & Co. 12.25% 12/15/12	4,285	4,328
		9,453
TOTAL CONSUMER DISCRETIONARY		428,390
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.1%
Jean Coutu Group, Inc. 7.625% 8/1/12 (f)	990	996
Rite Aid Corp.:
6.125% 12/15/08 (f)	2,080	1,966
7.125% 1/15/07	2,000	2,025
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Rite Aid Corp.: - continued
8.125% 5/1/10	$ 2,000	$ 2,070
9.5% 2/15/11	5,000	5,500
11.25% 7/1/08	2,920	3,205
Safeway, Inc. 6.5% 3/1/11	8,300	8,868
		24,630
Food Products - 0.1%
Chiquita Brands International, Inc. 10.56% 3/15/09	5,318	5,757
Delaware Monte Corp. 8.625% 12/15/12	1,960	2,136
Doane Pet Care Co.:
9.75% 5/15/07	3,550	3,373
10.75% 3/1/10	2,580	2,761
Kraft Foods, Inc.:
5.25% 6/1/07	4,140	4,318
6.25% 6/1/12	5,025	5,364
Pierre Foods, Inc. 9.875% 7/15/12 (f)	1,120	1,134
Reddy Ice Group, Inc. 8.875% 8/1/11	430	454
		25,297
Personal Products - 0.0%
Revlon Consumer Products Corp. 8.625% 2/1/08	2,400	2,052
Tobacco - 0.2%
Altria Group, Inc. 7% 11/4/13	16,515	17,048
Philip Morris Companies, Inc. 7% 7/15/05	18,585	19,225
		36,273
TOTAL CONSUMER STAPLES		88,252
ENERGY - 0.7%
Energy Equipment & Services - 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	6,550	6,382
Grant Prideco, Inc.:
9% 12/15/09	660	718
9.625% 12/1/07	2,440	2,708
Hanover Compressor Co. 9% 6/1/14	1,890	1,989
Key Energy Services, Inc. 8.375% 3/1/08	1,390	1,453
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Energy Equipment & Services - continued
Pride International, Inc. 7.375% 7/15/14 (f)	$ 3,000	$ 3,086
SESI LLC 8.875% 5/15/11	290	313
		16,649
Oil & Gas - 0.6%
Amerada Hess Corp.:
6.65% 8/15/11	1,400	1,501
7.125% 3/15/33	3,630	3,699
7.375% 10/1/09	3,195	3,499
Anadarko Petroleum Corp. 5% 10/1/12	3,060	3,042
Belden & Blake Corp. 8.75% 7/15/12 (f)	2,010	2,030
Chesapeake Energy Corp. 8.125% 4/1/11	5,030	5,508
El Paso Corp. 7.875% 6/15/12	3,410	3,137
El Paso Energy Corp.:
6.95% 12/15/07	3,730	3,599
7.375% 12/15/12	2,640	2,350
7.8% 8/1/31	1,020	826
8.05% 10/15/30	655	544
EnCana Corp. 6.5% 8/15/34	3,120	3,127
Encore Acquisition Co. 8.375% 6/15/12	3,510	3,756
EXCO Resources, Inc. 7.25% 1/15/11	1,120	1,148
General Maritime Corp. 10% 3/15/13	4,520	5,029
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	656	768
Plains All American Pipeline LP 7.75% 10/15/12	1,840	2,076
Plains Exploration & Production Co. LP Series B, 8.75% 7/1/12	6,215	6,728
Range Resources Corp. 7.375% 7/15/13 (f)	1,330	1,347
Ship Finance International Ltd. 8.5% 12/15/13	12,230	11,741
Teekay Shipping Corp. 8.875% 7/15/11	10,030	11,033
The Coastal Corp.:
6.375% 2/1/09	1,285	1,150
6.5% 5/15/06	3,325	3,292
6.5% 6/1/08	3,245	2,973
6.95% 6/1/28	180	135
7.5% 8/15/06	3,570	3,570
7.75% 6/15/10	6,680	6,179
Vintage Petroleum, Inc. 8.25% 5/1/12	2,200	2,376
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Williams Companies, Inc.:
7.125% 9/1/11	$ 15,505	$ 16,125
7.5% 1/15/31	2,171	2,041
7.625% 7/15/19	2,750	2,771
8.125% 3/15/12	10,630	11,560
8.625% 6/1/10	3,620	4,063
		132,723
TOTAL ENERGY		149,372
FINANCIALS - 4.2%
Capital Markets - 0.5%
Amvescap PLC:
5.9% 1/15/07	4,880	5,166
yankee 6.6% 5/15/05	5,890	6,056
Bank of New York Co., Inc.:
3.4% 3/15/13 (i)	5,300	5,128
4.25% 9/4/12 (i)	6,980	6,994
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (f)	7,000	7,306
Credit Suisse First Boston (USA), Inc. 4.7% 6/1/09	8,810	8,911
Equinox Holdings Ltd. 9% 12/15/09 (f)	490	489
Goldman Sachs Group, Inc.:
5.7% 9/1/12	9,110	9,337
6.6% 1/15/12	22,725	24,710
Morgan Stanley:
4.75% 4/1/14	13,860	12,946
6.6% 4/1/12	10,695	11,615
		98,658
Commercial Banks - 0.3%
Export-Import Bank of Korea:
4.125% 2/10/09 (f)	2,670	2,610
5.25% 2/10/14 (f)	10,120	9,850
Korea Development Bank:
3.875% 3/2/09	10,400	10,075
4.75% 7/20/09	6,050	6,044
5.75% 9/10/13	20,750	21,033
Popular North America, Inc. 6.125% 10/15/06	9,620	10,155
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - continued
Wachovia Corp. 4.875% 2/15/14	$ 10,100	$ 9,745
Wells Fargo & Co. 4% 9/10/12 (i)	4,870	4,893
		74,405
Consumer Finance - 0.8%
American General Finance Corp.:
2.75% 6/15/08	870	828
4% 3/15/11	12,620	12,098
4.625% 5/15/09	7,900	7,969
Capital One Bank:
4.875% 5/15/08	8,185	8,337
6.5% 6/13/13	8,925	9,323
Ford Motor Credit Co.:
6.5% 1/25/07	19,920	21,008
7% 10/1/13	8,300	8,448
7.375% 10/28/09	25,015	26,838
General Electric Capital Corp.:
6% 6/15/12	7,100	7,580
6.125% 2/22/11	16,000	17,245
General Motors Acceptance Corp.:
6.125% 2/1/07	525	549
6.125% 8/28/07	530	556
6.875% 9/15/11	15,175	15,578
Household Finance Corp.:
6.375% 10/15/11	16,305	17,574
6.75% 5/15/11	11,395	12,553
7% 5/15/12	2,595	2,892
MBNA Corp. 7.5% 3/15/12	11,845	13,400
		182,776
Diversified Financial Services - 1.7%
Ahold Finance USA, Inc. 8.25% 7/15/10	7,780	8,305
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	1,130	1,017
Arch Western Finance LLC 6.75% 7/1/13 (f)	4,960	5,047
Atlantic Broadband Finance LLC/Atlantic Broadband Finance, Inc. 9.375% 1/15/14 (f)	930	846
Bellsouth Capital Funding Corp. 7.875% 2/15/30	2,970	3,457
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	2,700	2,889
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13	$ 4,000	$ 3,820
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	10,554	10,633
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	5,090	3,970
10.75% 10/1/09	1,935	1,567
Chukchansi Economic Development Authority 14.5% 6/15/09 (f)	2,070	2,577
Continental Airlines, Inc. pass thru trust certificates:
6.541% 9/15/09	275	226
6.748% 9/15/18	244	193
6.795% 2/2/20	1,789	1,449
6.8% 7/2/07	147	119
6.9% 7/2/18	2,297	1,815
8.312% 10/2/12	1,231	923
8.321% 11/1/06	155	141
8.388% 5/1/22	127	95
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	4,945	4,472
7.779% 11/18/05	2,410	1,446
7.92% 5/18/12	4,405	2,580
Deutsche Telekom International Finance BV:
5.25% 7/22/13	6,255	6,195
8.25% 6/15/05	2,617	2,744
8.5% 6/15/10	3,600	4,246
8.75% 6/15/30	20,210	25,105
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10	1,630	1,793
9.875% 8/15/13	1,910	2,154
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	2,727	2,945
EnCana Holdings Finance Corp. 5.8% 5/1/14	4,785	4,915
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	2,515	2,641
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	1,000	1,005
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	$ 3,340	$ 3,724
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12 (f)	1,040	1,089
Huntsman Advanced Materials LLC:
11% 7/15/10 (f)	1,840	2,084
11.86% 7/15/08 (f)(i)	2,320	2,459
Hutchison Whampoa International (03/13) Ltd. 6.5% 2/13/13 (f)	3,235	3,267
Hutchison Whampoa International (03/33) Ltd.:
6.25% 1/24/14 (f)	14,640	14,408
7.45% 11/24/33 (f)	4,750	4,615
Inmarsat Finance PLC 7.625% 6/30/12 (f)	1,090	1,041
IOS Capital LLC 7.25% 6/30/08	257	265
Ispat Inland ULC 9.75% 4/1/14 (f)	5,200	5,369
J.P. Morgan Chase & Co. 4.875% 3/15/14	8,985	8,596
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	9,310	8,053
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (f)	15,915	15,877
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	2,540	2,591
New Asat Finance Ltd. 9.25% 2/1/11 (f)	630	554
NiSource Finance Corp. 7.875% 11/15/10	11,535	13,359
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	1,174	1,022
7.248% 7/2/14	1,744	1,255
7.575% 3/1/19	840	840
7.691% 4/1/17	152	117
7.95% 9/1/16	144	112
8.304% 9/1/10	1,245	990
Pemex Project Funding Master Trust:
6.125% 8/15/08	10,750	11,126
7.375% 12/15/14	8,620	9,029
Petronas Capital Ltd. 7% 5/22/12 (f)	28,745	31,800
R.H. Donnelley Finance Corp. I:
8.875% 12/15/10 (f)	1,390	1,532
10.875% 12/15/12 (f)	2,170	2,544
Refco Finance Holdings LLC/Refco Finance, Inc. 9% 8/1/12 (f)(g)	4,460	4,460
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Sensus Metering Systems, Inc. 8.625% 12/15/13 (f)	$ 880	$ 867
Sprint Capital Corp. 6.125% 11/15/08	7,449	7,891
Telecom Italia Capital 4% 11/15/08 (f)	11,700	11,563
TRW Automotive Acquisition Corp.:
9.375% 2/15/13	2,399	2,747
11% 2/15/13	3,365	3,988
Tyco International Group SA yankee:
6.375% 6/15/05	2,800	2,883
6.75% 2/15/11	17,845	19,567
U.S. Airways pass thru trust certificates 6.85% 7/30/19	614	558
UGS Corp. 10% 6/1/12 (f)	5,000	5,300
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	6,660	7,692
Verizon Global Funding Corp.:
7.25% 12/1/10	12,990	14,627
7.375% 9/1/12	13,860	15,781
WH Holdings Ltd./WH Capital Corp. 9.5% 4/1/11	1,040	1,092
Williams Companies, Inc. Credit Linked Certificate Trust 6.75% 4/15/09 (f)	3,270	3,295
		361,359
Insurance - 0.1%
Aegon NV 4.75% 6/1/13	12,500	12,011
Assurant, Inc. 5.625% 2/15/14	3,895	3,878
Travelers Property Casualty Corp.:
5% 3/15/13	3,375	3,281
6.375% 3/15/33	4,345	4,291
		23,461
Real Estate - 0.5%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12 (f)	6,000	6,150
Boston Properties, Inc. 6.25% 1/15/13	12,300	12,996
Camden Property Trust 5.875% 11/30/12	7,910	8,086
CarrAmerica Realty Corp. 5.25% 11/30/07	6,175	6,486
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	4,930	5,152
EOP Operating LP:
4.75% 3/15/14	11,100	10,356
7.75% 11/15/07	22,895	25,471
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Gables Realty LP:
5.75% 7/15/07	$ 11,440	$ 12,011
6.8% 3/15/05	1,595	1,631
Healthcare Realty Trust, Inc. 5.125% 4/1/14	8,265	7,778
ProLogis 7.05% 7/15/06	10,000	10,791
Senior Housing Properties Trust 8.625% 1/15/12	5,910	6,457
		113,365
Thrifts & Mortgage Finance - 0.3%
Countrywide Home Loans, Inc.:
3.25% 5/21/08	2,946	2,853
4% 3/22/11	13,895	13,103
5.625% 5/15/07	12,000	12,600
Independence Community Bank Corp. 3.75% 4/1/14 (i)	5,365	5,134
Washington Mutual Bank 6.875% 6/15/11	8,300	9,171
Washington Mutual, Inc.:
4.375% 1/15/08	7,605	7,717
4.625% 4/1/14	12,800	11,815
		62,393
TOTAL FINANCIALS		916,417
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
Fisher Scientific International, Inc. 8.125% 5/1/12	2,758	2,999
Medical Device Manufacturing, Inc. 10% 7/15/12 (f)	1,570	1,617
		4,616
Health Care Providers & Services - 0.2%
AmeriPath, Inc. 10.5% 4/1/13	6,980	7,120
AmerisourceBergen Corp. 8.125% 9/1/08	1,110	1,199
Ardent Health Services, Inc. 10% 8/15/13	500	540
Beverly Enterprises, Inc. 7.875% 6/15/14 (f)	1,500	1,511
Concentra Operating Corp. 9.125% 6/1/12 (f)	590	631
HCA, Inc. 8.75% 9/1/10	3,405	3,882
HealthSouth Corp.:
7.375% 10/1/06	3,000	3,000
7.625% 6/1/12	8,225	7,690
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14 (f)	5,000	5,175
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
National Nephrology Associates, Inc. 9% 11/1/11 (f)	$ 1,060	$ 1,223
PacifiCare Health Systems, Inc. 10.75% 6/1/09	2,652	3,010
Psychiatric Solutions, Inc. 10.625% 6/15/13	790	885
Tenet Healthcare Corp. 6.375% 12/1/11	5,155	4,601
		40,467
Pharmaceuticals - 0.0%
Leiner Health Products, Inc. 11% 6/1/12 (f)	850	873
TOTAL HEALTH CARE		45,956
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 8.5% 5/15/11	2,735	2,947
Bombardier, Inc.:
6.3% 5/1/14 (f)	11,820	10,202
7.45% 5/1/34 (f)	2,340	1,985
Raytheon Co. 5.5% 11/15/12	4,225	4,323
Transdigm, Inc. 8.375% 7/15/11	1,340	1,400
		20,857
Airlines - 0.0%
AMR Corp.:
9% 8/1/12	1,260	907
10.2% 3/15/20	3,445	2,377
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	369	247
7.9% 12/15/09	465	181
Northwest Airlines Corp. 10% 2/1/09	5,360	3,725
NWA Trust 10.23% 6/21/14	970	863
		8,300
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10	2,530	2,732
MAXX Corp. 9.75% 6/15/12 (f)	3,000	3,105
Nortek Holdings, Inc. 0% 5/15/11 (e)(f)	3,290	2,747
		8,584
Commercial Services & Supplies - 0.1%
Allied Security Escrow Corp. 11.375% 7/15/11 (f)	1,820	1,884
Allied Waste North America, Inc. 8.5% 12/1/08	4,340	4,725
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
American Color Graphics, Inc. 10% 6/15/10	$ 3,630	$ 3,331
Boise Cascade Office Products Corp. 7.05% 5/15/05	3,075	3,171
Browning-Ferris Industries, Inc. 9.25% 5/1/21	1,350	1,472
		14,583
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	810	879
Cummins, Inc. 9.5% 12/1/10 (i)	1,230	1,408
Dunlop Standard Aerospace Holdings PLC:
11.875% 5/15/09 (f)	4,378	4,641
yankee 11.875% 5/15/09	708	750
Invensys PLC 9.875% 3/15/11 (f)	4,880	4,904
Navistar International Corp. 7.5% 6/15/11	970	1,009
		13,591
Marine - 0.0%
Horizon Lines LLC/Holdings Corp. 9% 11/1/12 (f)	1,110	1,149
Road & Rail - 0.1%
Kansas City Southern Railway Co.:
7.5% 6/15/09	8,005	8,025
9.5% 10/1/08	460	501
TFM SA de CV yankee:
10.25% 6/15/07	5,990	6,065
11.75% 6/15/09	6,985	6,950
		21,541
TOTAL INDUSTRIALS		88,605
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Motorola, Inc.:
6.5% 11/15/28	13,680	13,571
8% 11/1/11	18,530	21,509
Nortel Networks Corp. 6.125% 2/15/06	4,900	4,900
		39,980
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 8% 5/15/09	2,930	3,033
Electronic Equipment & Instruments - 0.0%
Itron, Inc. 7.75% 5/15/12 (f)	860	862
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
IT Services - 0.0%
Iron Mountain, Inc.:
8.25% 7/1/11	$ 815	$ 846
8.625% 4/1/13	370	396
		1,242
Office Electronics - 0.1%
Xerox Corp.:
7.125% 6/15/10	4,270	4,387
7.625% 6/15/13	7,130	7,326
		11,713
Semiconductors & Semiconductor Equipment - 0.1%
AMI Semiconductor, Inc. 10.75% 2/1/13	2,402	2,804
Amkor Technology, Inc.:
7.75% 5/15/13	915	782
9.25% 2/15/08	370	361
10.5% 5/1/09	95	88
Freescale Semiconductor, Inc.:
6.875% 7/15/11 (f)	3,620	3,638
7.125% 7/15/14 (f)	2,210	2,221
Micron Technology, Inc. 6.5% 9/30/05 (j)	9,000	8,955
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 3/15/10	1,596	1,835
Semiconductor Note Participation Trust 0% 8/4/11 (f)	990	1,386
Viasystems, Inc. 10.5% 1/15/11 (f)	3,145	3,051
		25,121
TOTAL INFORMATION TECHNOLOGY		81,951
MATERIALS - 0.5%
Chemicals - 0.1%
Compass Minerals Group, Inc. 10% 8/15/11	3,770	4,185
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	4,160	4,586
Huntsman LLC 11.625% 10/15/10	2,560	2,842
Koppers, Inc. 9.875% 10/15/13	1,060	1,171
Lyondell Chemical Co.:
9.5% 12/15/08	2,040	2,137
9.875% 5/1/07	4,350	4,557
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Nalco Co.:
7.75% 11/15/11 (f)	$ 2,060	$ 2,148
8.875% 11/15/13 (f)	2,100	2,195
NOVA Chemicals Corp. 6.5% 1/15/12	1,520	1,509
OM Group, Inc. 9.25% 12/15/11	4,120	4,223
Pliant Corp. 0% 6/15/09 (e)	3,340	2,889
		32,442
Containers & Packaging - 0.2%
BWAY Corp. 10% 10/15/10	840	886
Crown Cork & Seal, Inc.:
7.375% 12/15/26	2,590	2,227
8% 4/15/23	3,805	3,453
Crown European Holdings SA 9.5% 3/1/11	2,500	2,750
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12	2,750	2,915
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	1,760	1,857
8.75% 11/15/12	2,530	2,764
8.875% 2/15/09	9,730	10,533
Owens-Illinois, Inc.:
7.5% 5/15/10	770	782
7.8% 5/15/18	350	333
8.1% 5/15/07	1,630	1,703
Sealed Air Corp.:
5.625% 7/15/13 (f)	1,975	1,967
6.875% 7/15/33 (f)	4,130	4,216
		36,386
Metals & Mining - 0.1%
Compass Minerals International, Inc. 0% 12/15/12 (e)	4,550	3,731
Foundation Pennsylvania Coal Co. 7.25% 8/1/14 (f)	1,810	1,828
Freeport-McMoRan Copper & Gold, Inc. 10.125% 2/1/10	8,480	9,498
Luscar Coal Ltd. 9.75% 10/15/11	2,930	3,296
Phelps Dodge Corp.:
8.75% 6/1/11	260	312
9.5% 6/1/31	2,280	3,119
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Steel Dynamics, Inc.:
9.5% 3/15/09	$ 275	$ 307
9.5% 3/15/09	240	268
		22,359
Paper & Forest Products - 0.1%
Buckeye Technologies, Inc. 8.5% 10/1/13	1,980	2,039
International Paper Co.:
4.25% 1/15/09	1,960	1,935
5.5% 1/15/14	4,925	4,889
Norske Skog Canada Ltd.:
7.375% 3/1/14	1,580	1,580
8.625% 6/15/11	510	548
Solo Cup Co. 8.5% 2/15/14 (f)	1,510	1,404
Stone Container Corp.:
8.375% 7/1/12	2,710	2,832
9.75% 2/1/11	2,320	2,564
Weyerhaeuser Co.:
5.25% 12/15/09	5,304	5,436
7.375% 3/15/32	4,940	5,453
		28,680
TOTAL MATERIALS		119,867
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.9%
BellSouth Corp. 6.55% 6/15/34	29,800	30,091
British Telecommunications PLC:
8.375% 12/15/10	11,325	13,348
8.875% 12/15/30	3,080	3,878
France Telecom SA 8.75% 3/1/11	13,570	15,833
Koninklijke KPN NV yankee 8% 10/1/10	10,550	12,272
KT Corp. 5.875% 6/24/14 (f)	5,495	5,531
Mobifon Holdings BV 12.5% 7/31/10	6,225	7,159
NTL Cable PLC:
6.61% 10/15/12 (f)(i)	5,000	5,075
8.75% 4/15/14 (f)	2,230	2,308
Primus Telecommunications Group, Inc. 8% 1/15/14	1,730	1,246
Qwest Corp. 9.125% 3/15/12 (f)	9,590	10,549
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Services Corp.:
14% 12/15/10 (f)(i)	$ 18,730	$ 21,914
14.5% 12/15/14 (f)(i)	8,425	10,089
SBC Communications, Inc. 5.875% 8/15/12	4,000	4,155
Telefonica Europe BV 7.75% 9/15/10	11,200	12,941
TELUS Corp. yankee 7.5% 6/1/07	27,430	29,941
Triton PCS, Inc.:
8.5% 6/1/13	2,000	1,850
8.75% 11/15/11	3,475	2,676
9.375% 2/1/11	2,780	2,238
U.S. West Communications:
7.2% 11/10/26	845	729
7.25% 9/15/25	840	731
		194,554
Wireless Telecommunication Services - 0.6%
America Movil SA de CV:
4.125% 3/1/09 (f)	5,370	5,116
5.5% 3/1/14 (f)	22,790	21,328
American Tower Corp. 9.375% 2/1/09	13,162	14,050
American Towers, Inc. 7.25% 12/1/11	3,500	3,526
AT&T Wireless Services, Inc.:
7.875% 3/1/11	4,420	5,080
8.75% 3/1/31	9,470	11,787
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	1,500	1,545
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (f)	4,875	4,509
Cingular Wireless LLC 7.125% 12/15/31	8,000	8,496
Crown Castle International Corp.:
7.5% 12/1/13	1,620	1,616
9.375% 8/1/11	6,995	7,887
10.75% 8/1/11	2,285	2,559
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	10,075	11,297
Kyivstar GSM 10.375% 8/17/09 (f)(g)	2,035	2,082
Millicom International Cellular SA 10% 12/1/13 (f)	2,960	2,953
Nextel Communications, Inc.:
9.375% 11/15/09	2,815	3,009
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.: - continued
9.5% 2/1/11	$ 9,665	$ 10,897
Rogers Wireless, Inc.:
6.375% 3/1/14	5,160	4,792
9.625% 5/1/11	4,765	5,337
SBA Communication Corp./SBA Telcommunications, Inc. 0% 12/15/11 (e)	1,770	1,328
Western Wireless Corp. 9.25% 7/15/13	9,775	9,971
		139,165
TOTAL TELECOMMUNICATION SERVICES		333,719
UTILITIES - 1.1%
Electric Utilities - 0.6%
Cleveland Electric Illuminating Co. 5.65% 12/15/13 (f)	6,505	6,483
CMS Energy Corp.:
7.5% 1/15/09	1,420	1,448
7.625% 11/15/04	2,435	2,456
8.9% 7/15/08	4,085	4,340
9.875% 10/15/07	8,190	8,927
DTE Energy Co. 7.05% 6/1/11	4,995	5,473
Duke Capital LLC 6.75% 2/15/32	2,874	2,879
FirstEnergy Corp.:
5.5% 11/15/06	7,528	7,835
6.45% 11/15/11	2,385	2,523
Illinois Power Co.:
7.5% 6/15/09	9,760	10,785
11.5% 12/15/10	5,260	6,259
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07	5,160	5,234
5.875% 10/1/12	3,450	3,542
Mirant Americas Generation LLC 8.3% 5/1/11 (d)	5,700	4,475
Nevada Power Co. 10.875% 10/15/09	810	932
Niagara Mohawk Power Corp. 8.875% 5/15/07	5,060	5,732
Oncor Electric Delivery Co. 6.375% 5/1/12	7,980	8,631
Pacific Gas & Electric Co.:
4.2% 3/1/11	1,950	1,883
4.8% 3/1/14	2,595	2,497
6.05% 3/1/34	9,375	9,031
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
PG&E Corp. 6.875% 7/15/08	$ 2,340	$ 2,469
Progress Energy, Inc. 7.1% 3/1/11	14,007	15,443
Sierra Pacific Power Co. 8% 6/1/08	4,015	4,256
Southern California Edison Co.:
4.65% 4/1/15	685	648
5% 1/15/14	590	583
		124,764
Gas Utilities - 0.2%
ANR Pipeline, Inc. 8.875% 3/15/10	1,360	1,499
Consolidated Natural Gas Co. 6.85% 4/15/11	4,530	4,995
Dynegy Holdings, Inc. 9.875% 7/15/10 (f)	5,000	5,425
El Paso Energy Corp. 6.75% 5/15/09	5,725	5,303
Northwest Pipeline Corp. 8.125% 3/1/10	1,290	1,413
Southern Natural Gas Co.:
8% 3/1/32	120	116
8.875% 3/15/10	1,610	1,775
Tennessee Gas Pipeline Co.:
7.5% 4/1/17	255	251
8.375% 6/15/32	765	763
Texas Eastern Transmission Corp.:
5.25% 7/15/07	2,905	3,009
7.3% 12/1/10	12,250	13,790
Transcontinental Gas Pipe Line Corp. 6.125% 1/15/05	1,755	1,764
		40,103
Multi-Utilities & Unregulated Power - 0.3%
AES Corp.:
7.75% 3/1/14	5,000	4,863
8.75% 6/15/08	397	417
8.75% 5/15/13 (f)	5,050	5,511
8.875% 2/15/11	2,627	2,781
9% 5/15/15 (f)	3,790	4,131
9.375% 9/15/10	5,451	5,914
9.5% 6/1/09	1,357	1,479
Calpine Corp.:
8.5% 7/15/10 (f)	6,000	4,800
8.75% 7/15/13 (f)	1,350	1,070
Constellation Energy Group, Inc.:
6.35% 4/1/07	10,595	11,303
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Constellation Energy Group, Inc.: - continued
7% 4/1/12	$ 6,940	$ 7,639
Dominion Resources, Inc.:
6.25% 6/30/12	5,085	5,368
8.125% 6/15/10	15,995	18,625
Reliant Energy, Inc. 9.25% 7/15/10	3,000	3,173
Southern Energy, Inc. New York 7.4% 7/15/49 (d)(f)	2,505	1,415
		78,489
TOTAL UTILITIES		243,356
TOTAL NONCONVERTIBLE BONDS		2,495,885
TOTAL CORPORATE BONDS (Cost $2,485,560)		2,586,478
U.S. Government and Government Agency Obligations - 5.8%

U.S. Government Agency Obligations - 1.3%
Fannie Mae:
4.375% 7/17/13	20,070	19,008
4.625% 10/15/13	30,000	29,299
5.25% 8/1/12	5,275	5,344
6% 5/15/11	23,350	25,286
6.125% 3/15/12	1,502	1,637
6.25% 2/1/11	17,675	19,141
Freddie Mac:
1.5% 8/15/05	31,720	31,450
4.5% 1/15/14	23,400	22,586
5.25% 11/5/12	5,610	5,572
5.75% 1/15/12	60,000	63,984
5.875% 3/21/11	37,620	39,979
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	$ 3,293	$ 3,491
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1996-A1, 6.726% 9/15/10	16,957	18,619
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		285,396
U.S. Treasury Obligations - 4.5%
U.S. Treasury Bonds:
6.125% 8/15/29	37,091	41,364
6.375% 8/15/27	23,640	27,039
8% 11/15/21 (h)	42,000	55,691
8.875% 8/15/17	53,265	73,780
9.125% 5/15/18	50,000	70,953
9.875% 11/15/15	24,960	36,286
11.25% 2/15/15	25,890	40,275
U.S. Treasury Notes:
2.375% 8/15/06	174,080	172,965
2.5% 5/31/06	95,500	95,313
3.125% 5/15/07	83,000	83,259
3.375% 12/15/08	156,200	155,077
4% 11/15/12	49,010	47,953
5% 8/15/11	91,530	96,357
TOTAL U.S. TREASURY OBLIGATIONS		996,312
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,272,924)		1,281,708
U.S. Government Agency - Mortgage Securities - 9.3%

Fannie Mae - 8.5%
4.5% 8/1/19 (g)	128,000	125,880
4.5% 8/1/33	120,072	113,539
5% 6/1/09 to 9/1/18	155,869	157,285
5% 8/1/34 (g)	766,000	747,072
5.5% 10/1/08 to 4/1/18	59,209	61,133
5.5% 8/1/34 (g)	79,000	79,247
6% 10/1/08 to 9/1/33	30,200	31,398
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
6% 8/1/34 (g)	$ 55,721	$ 57,184
6.5% 4/1/08 to 2/1/33	196,285	206,157
6.5% 8/1/19 (g)	17,366	18,348
6.5% 8/1/34 (g)	44,916	46,868
7% 8/1/19 to 7/1/34	216,147	228,937
7.5% 5/1/25 to 11/1/31	10,021	10,754
8.5% 1/1/09 to 6/1/21	24	26
10% 8/1/17	4	4
TOTAL FANNIE MAE		1,883,832
Freddie Mac - 0.0%
8% 10/1/16 to 4/1/20	248	271
Government National Mortgage Association - 0.8%
5.5% 10/15/32 to 5/15/34	10,620	10,703
6% 9/15/08 to 12/15/10	4,458	4,689
6.5% 6/15/23 to 8/15/32	22,326	23,486
7% 10/15/17 to 6/15/33	77,848	82,746
7% 8/1/34 (g)	13,861	14,723
7.5% 8/15/21 to 11/15/28	18,849	20,350
8% 4/15/06 to 5/15/32	8,696	9,490
8.5% 11/15/05 to 1/15/31	1,224	1,345
9% 3/15/10 to 5/15/22	145	163
9.5% 3/15/23	14	16
11% 7/20/13 to 7/20/20	359	402
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		168,113
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $2,034,741)		2,052,216
Asset-Backed Securities - 1.5%

ACE Securities Corp.:
Series 2003-FM1 Class M2, 3.3% 11/25/32 (i)	3,660	3,727
Series 2004-HE1:
Class M1, 1.95% 2/25/34 (i)	2,225	2,225
Class M2, 2.55% 2/25/34 (i)	2,525	2,526
American Express Credit Account Master Trust Series 2001-6 Class B, 1.73% 12/15/08 (i)	13,200	13,242
American Express Credit Account Trust Series 2004-C Class C, 1.88% 2/15/12 (f)(i)	29,600	29,619
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 1.88% 4/25/34 (i)	$ 1,245	$ 1,245
Class M2, 1.93% 4/25/34 (i)	950	950
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 1.76% 4/15/33 (i)	6,419	6,428
Series 2003-HE7 Class A3, 1.74% 12/15/33 (i)	9,711	9,733
Bank One Issuance Trust Series 2002-C1 Class C1, 2.34% 12/15/09 (i)	8,448	8,561
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 1.9119% 2/28/44 (i)	8,948	8,971
Capital One Multi-Asset Execution Trust:
Series 2003-B2 Class B2, 3.5% 2/17/09	7,120	7,159
Series 2003-B1 Class B1, 2.55% 2/17/09 (i)	13,530	13,740
Series 2003-B4 Class B4, 2.18% 7/15/11 (i)	6,640	6,760
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 3.35% 10/25/33 (i)	3,130	3,223
Chase Credit Card Owner Trust Series 2004-1 Class B, 1.58% 5/15/09 (i)	4,025	4,025
Chase Manhattan Auto Owner Trust Series 2001-A Class CTFS, 5.06% 2/15/08	1,415	1,431
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 2.25% 10/15/07 (i)	14,900	14,939
Series 2002-B1 Class B1, 1.9% 6/25/09 (i)	9,165	9,190
Series 2003-C1 Class C1, 2.24% 4/7/10 (i)	6,100	6,239
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 1.95% 5/25/34 (i)	5,275	5,275
Series 2004-3 Class M1, 1.95% 6/25/34 (i)	1,500	1,502
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 2.13% 11/25/33 (i)	1,400	1,412
Class M2, 3.2% 11/25/33 (i)	700	715
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 2% 3/25/34 (i)	415	415
Class M4, 2.35% 3/25/34 (i)	325	325
Class M6, 2.7% 3/25/34 (i)	400	397
Ford Credit Auto Owner Trust:
Series 2001-B Class B, 5.71% 9/15/05	5,895	5,905
Series 2001-C Class B, 5.54% 12/15/05	9,800	9,816
GSAMP Trust Series 2004-FM2:
Class M1, 1.95% 1/25/34 (i)	3,500	3,500
Class M2, 2.55% 1/25/34 (i)	1,500	1,500
Class M3, 2.75% 1/25/34 (i)	1,500	1,500
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Home Equity Asset Trust:
Series 2003-2:
Class A2, 1.83% 8/25/33 (i)	$ 1,381	$ 1,385
Class M1, 2.33% 8/25/33 (i)	3,115	3,155
Series 2003-4:
Class M1, 2.25% 10/25/33 (i)	4,080	4,119
Class M2, 3.35% 10/25/33 (i)	4,825	4,917
Home Equity Asset Trust NIMS Trust:
Series 2002-4N Class A, 8% 5/27/33 (f)	546	547
Series 2003-2N Class A, 8% 9/27/33 (f)	1,144	1,150
Series 2003-5N Class A, 7.5% 1/27/34 (f)	452	454
Household Home Equity Loan Trust Series 2002-2 Class A, 1.72% 4/20/32 (i)	6,651	6,664
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (f)	13,900	12,441
Long Beach Mortgage Loan Trust Series 2003-3 Class M2, 3.3% 7/25/33 (i)	4,765	4,890
MBNA Credit Card Master Note Trust:
Series 2003-B2 Class B2, 1.77% 10/15/10 (i)	1,610	1,619
Series 2003-B3 Class B3, 1.755% 1/18/11 (i)	6,730	6,747
Series 2003-B5 Class B5, 1.75% 2/15/11 (i)	10,255	10,329
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 1.95% 7/25/34 (i)	2,125	2,125
Class M2, 2% 7/25/34 (i)	375	375
Class M3, 2.4% 7/25/34 (i)	800	800
Class M4, 2.55% 7/25/34 (i)	525	525
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 2.55% 12/27/32 (i)	1,820	1,850
Series 2003-HE1 Class M2, 3.35% 5/25/33 (i)	5,640	5,744
Series 2003-NC8 Class M1, 2.15% 9/25/33 (i)	2,610	2,623
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 2.45% 1/25/32 (i)	5,470	5,557
Series 2002-NC1 Class M1, 2.25% 2/25/32 (f)(i)	3,460	3,494
Series 2002-NC3 Class M1, 2.17% 8/25/32 (i)	1,480	1,494
Series 2003-NC2 Class M2, 3.45% 2/25/33 (i)	2,865	2,934
New Century Home Equity Loan Trust Series 2003-2 Class A2, 1.88% 1/25/33 (i)	5,177	5,187
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57% 6/15/09	2,700	2,686
NovaStar Home Equity Loan Series 2004-1:
Class M1, 1.9% 6/25/34 (i)	1,425	1,426
Class M4, 2.425% 6/25/34 (i)	2,395	2,399
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Residential Asset Mortgage Products, Inc. Series 2003-RP2 Class A1, 1.95% 9/25/33 (f)(i)	$ 7,312	$ 7,335
Sears Credit Account Master Trust II:
Series 2000-2 Class A, 6.75% 9/16/09	22,525	23,540
Series 2002-4 Class A, 1.51% 8/18/09 (i)	10,400	10,412
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 1.83% 3/15/11 (f)(i)	9,350	9,357
TOTAL ASSET-BACKED SECURITIES (Cost $331,758)		334,475
Collateralized Mortgage Obligations - 1.0%

Private Sponsor - 0.8%
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3875% 12/25/33 (i)	2,934	2,936
Class 2A1, 4.2187% 12/25/33 (i)	7,584	7,497
Series 2003-L Class 2A1, 4.0362% 1/25/34 (i)	13,966	13,857
Series 2004 G Class 2A7, 4.6636% 8/25/34 (i)	12,600	12,600
Series 2004-B:
Class 1A1, 3.4463% 3/25/34 (i)	5,974	5,952
Class 2A2, 4.16% 3/25/34 (i)	4,818	4,790
Series 2004-C Class 1A1, 3.4381% 4/25/34 (i)	10,843	10,723
Series 2004-D:
Class 1A1, 3.6061% 5/25/34 (i)	12,643	12,505
Class 2A2, 4.2274% 5/25/34 (i)	13,654	13,450
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 1.82% 3/25/34 (i)	4,840	4,851
Series 2004-AR6 Class 9A2, 1.82% 7/25/34 (i)	7,565	7,565
Holmes Financing PLC floater Series 8 Class 1C, 2.22% 7/15/40 (i)	13,940	13,944
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	1,850	1,914
Master Seasoned Securitization Trust Series 2004 1 Class 1A1, 6.343% 10/25/17 (g)	11,770	12,153
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	6,061	6,280
Series 2004-SL2 Class A1, 6.5% 11/25/16	2,555	2,643
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-B:
Class B3, 2.9131% 7/10/35 (f)(i)	9,238	9,379
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Residential Finance LP/Residential Finance Development Corp. floater: - continued
Class B4, 3.1131% 7/10/35 (f)(i)	$ 7,102	$ 7,210
Class B5, 3.7131% 7/10/35 (f)(i)	6,587	6,685
Class B6, 4.2131% 7/10/35 (f)(i)	2,850	2,900
Series 2003-CB1:
Class B3, 2.8131% 6/10/35 (f)(i)	3,202	3,251
Class B4, 3.0131% 6/10/35 (f)(i)	2,863	2,906
Class B5, 3.6131% 6/10/35 (f)(i)	1,955	1,990
Class B6, 4.1131% 6/10/35 (f)(i)	1,159	1,180
Series 2004-B:
Class B4, 2.4631% 2/10/36 (f)(i)	1,621	1,621
Class B5, 2.9131% 2/10/36 (f)(i)	1,097	1,097
Class B6, 3.3631% 2/10/36 (f)(i)	399	399
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	1,986	2,097
Series 2004-RA2 Class 2A, 7% 7/25/33	4,752	4,921
TOTAL PRIVATE SPONSOR		179,296
U.S. Government Agency - 0.2%
Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5% 9/17/38	14,725	15,479
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2001-53 Class OH, 6.5% 6/25/30	399	401
Freddie Mac planned amortization class Series 2355 Class CD, 6.5% 6/15/30	537	541
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class Series 2435 Class GD, 6.5% 2/15/30	3,354	3,377
Series 2749 Class MZ, 5% 2/15/24	1,189	1,189
Series 2764:
Class ZA, 5% 10/15/32	202	201
Class ZB, 5% 3/15/33	886	886
Class ZC, 4.5% 3/15/19	318	318
Series 2769 Class ZA, 5% 9/15/32	402	400
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8704% 10/16/23 (i)	$ 1,495	$ 1,579
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2003-59 Class D, 3.654% 10/16/27	12,000	11,148
TOTAL U.S. GOVERNMENT AGENCY		35,519
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $216,526)		214,815
Commercial Mortgage Securities - 0.9%

Bayview Commercial Asset Trust floater:
Series 2004-2 Class M1, 1.82% 8/25/34 (f)(i)	7,587	7,587
Series 2004-1:
Class A, 1.66% 4/25/34 (f)(i)	7,608	7,603
Class B, 3.35% 4/25/34 (f)(i)	878	877
Class M1, 2.01% 4/25/34 (f)(i)	683	682
Class M2, 2.65% 4/25/34 (f)(i)	683	682
Bear Stearns Commercial Mortgage Securities, Inc.:
floater Series 2004-ESA Class A2, 1.67% 5/14/16 (f)(i)	6,875	6,878
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (f)	3,530	3,570
Series 2004-ESA:
Class B, 4.888% 5/14/16 (f)	5,430	5,466
Class C, 4.937% 5/14/16 (f)	3,020	3,043
Class D, 4.986% 5/14/16 (f)	1,460	1,469
Class E, 5.064% 5/14/16 (f)	4,540	4,563
Class F, 5.182% 5/14/16 (f)	1,090	1,100
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 1.1284% 8/1/24 (f)(i)	1,291	1,123
CBM Funding Corp. sequential pay Series 1996-1 Class C, 7.86% 2/1/08	12,500	13,596
COMM floater Series 2002-FL7 Class A2, 1.73% 11/15/14 (f)(i)	6,820	6,821
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	10,600	12,062
Series 1997-C2 Class D, 7.27% 1/17/35	10,735	11,864
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Equitable Life Assurance Society of the United States Series 174 Class C1, 7.52% 5/15/06 (f)	$ 6,000	$ 6,410
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9024% 4/29/39 (f)(i)	2,900	2,709
Ginnie Mae guaranteed REMIC pass thru securities sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	8,218	7,939
Series 2003-36 Class C, 4.254% 2/16/31	6,535	6,354
Series 2003-47 Class C, 4.227% 10/16/27	11,610	11,296
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (f)	5,963	6,467
Series 2003-C1 Class A2A, 3.59% 1/10/40	5,995	5,940
Series 2004-C1 Class A1, 3.659% 10/10/28	29,923	29,349
Series 1998-GLII Class E, 7.1905% 4/13/31 (i)	4,895	5,134
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9328% 4/25/21 (f)(i)	257	231
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	32,000	34,249
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $199,655)		205,064
Foreign Government and Government Agency Obligations - 0.5%

Chilean Republic 7.125% 1/11/12	18,215	20,469
Hong Kong Gov Spl Admin Reg 5.125% 8/1/14 (f)	22,350	22,210
South African Republic 6.5% 6/2/14	5,070	5,197
State of Israel 4.625% 6/15/13	1,870	1,751
United Mexican States:
4.625% 10/8/08	25,205	25,104
5.875% 1/15/14	9,000	8,820
7.5% 1/14/12	12,100	13,310
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $93,615)		96,861
Supranational Obligations - 0.0%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $6,510)	6,580	7,211
Floating Rate Loans - 0.2%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Hilton Head Communications LP Tranche B term loan 5.5% 3/31/08 (i)	$ 4,500	$ 4,298
CONSUMER STAPLES - 0.0%
Personal Products - 0.0%
Revlon Consumer Products Corp. term loan 7.73% 7/9/10 (i)	3,000	3,075
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (i)	6,220	6,002
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HealthSouth Corp. term loan 10.375% 1/16/11 (i)	16,000	16,360
Skilled Healthcare Group, Inc. term loan 8.45% 1/31/11 (i)	150	153
		16,513
MATERIALS - 0.0%
Containers & Packaging - 0.0%
White Birch Paper 2nd Ltd. Tranche B2 term loan 7.5% 8/26/05 (i)	577	587
White Birch Paper Ltd. Tranche B1 term loan 7.5% 2/26/10 (i)	4,423	4,500
		5,087
UTILITIES - 0.1%
Electric Utilities - 0.1%
Astoria Energy LLC term loan 10.3363% 4/15/12 (i)	2,440	2,507
Mission Energy Holding Co. term loan 7% 12/11/06 (i)	6,100	6,138
		8,645
TOTAL FLOATING RATE LOANS (Cost $42,142)		43,620
Money Market Funds - 8.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.33% (b)	1,882,873,415	$ 1,882,873
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	72,888,750	72,889
TOTAL MONEY MARKET FUNDS (Cost $1,955,762)		1,955,762
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.31%, dated 7/30/04 due 8/2/04) (Cost $3,368)	$ 3,368	3,368
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $20,777,718)		23,104,479
NET OTHER ASSETS - (4.8)%		(1,050,565)
NET ASSETS - 100%		$ 22,053,914
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swap
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Devon Energy Corp., par value of the notional amount of Devon Energy Corp. 7.95% 4/15/32	June 2006	$ 3,800	$ 0
Receive quarterly notional amount multiplied by .75% and pay Bank of America upon default event of News America, Inc., par value of the notional amount of News America, Inc. 4.75% 3/15/10	April 2010	5,000	37
TOTAL CREDIT DEFAULT SWAP		8,800	37
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.857% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2008	$ 50,000	$ (420)
Receive quarterly a fixed rate equal to 4.135% and pay quarterly a floating rate based on 3-month LIBOR with Merrill Lynch, Inc.	June 2006	120,000	554
Receive quarterly a fixed rate equal to 4.898% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	July 2014	58,025	(99)
TOTAL INTEREST RATE SWAP		228,025	35
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	10,200	159
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 50 basis points with Lehman Brothers, Inc.	August 2004	11,710	113
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 50 basis points with Lehman Brothers, Inc.	Sept. 2004	11,100	107
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 55 basis points with Deutsche Bank	Dec. 2004	9,500	96
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 72 basis points with Bank of America	Jan. 2005	10,200	5
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap - continued

Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 70 basis points with Bank of America

	Dec. 2004	$ 10,200	$ 267
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	Nov. 2004	20,400	292
TOTAL TOTAL RETURN SWAP		83,310	1,039
		$ 320,135	$ 1,111
Security Type Abbreviation
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $691,758,000 or 3.1% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $1,160,000.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,955,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 6,965
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	15.5%
AAA,AA,A	4.7%
BBB	6.0%
BB	1.0%
B	2.3%
CCC,CC,C	0.8%
D	0.0%
Not Rated	0.6%
Equities	65.0%
Short-Term Investments and Net Other Assets	4.1%
100.0%
We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.0%
United Kingdom	1.9%
France	1.9%
Netherlands	1.0%
Japan	1.0%
Others (individually less than 1%)	5.2%
100.0%
Income Tax Information
The fund hereby designates approximately $163,772,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount) J	July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $70,169 and repurchase agreements of $3,368) (cost $20,777,718) - See accompanying schedule		$ 23,104,479
Cash		53
Receivable for investments sold		50,529
Receivable for fund shares sold		54,477
Dividends receivable		27,778
Interest receivable		73,930
Swap agreements, at value		1,111
Prepaid expenses		36
Other affiliated receivables		96
Other receivables		418
Total assets		23,312,907

Liabilities
Payable for investments purchased Regular delivery	$ 36,538
Delayed delivery	1,117,520
Payable for fund shares redeemed	17,488
Accrued management fee	7,793
Other affiliated payables	4,353
Other payables and accrued expenses	2,412
Collateral on securities loaned, at value	72,889
Total liabilities		1,258,993

Net Assets		$ 22,053,914
Net Assets consist of:
Paid in capital		$ 18,935,472
Undistributed net investment income		63,695
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		728,093
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,326,654
Net Assets, for 1,196,240 shares outstanding		$ 22,053,914
Net Asset Value, offering price and redemption price per share ($22,053,914 ÷ 1,196,240 shares)		$ 18.44

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2004

Investment Income
Dividends		$ 312,195
Interest		352,412
Security lending		893
Total income		665,500

Expenses
Management fee	$ 91,538
Transfer agent fees	42,718
Accounting and security lending fees	1,781
Non-interested trustees' compensation	117
Appreciation in deferred trustee compensation account	52
Custodian fees and expenses	648
Registration fees	137
Audit	256
Legal	66
Miscellaneous	1,156
Total expenses before reductions	138,469
Expense reductions	(1,375)	137,094
Net investment income (loss)		528,406
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	889,225
Foreign currency transactions	(48)
Swap agreements	(2,631)
Total net realized gain (loss)		886,546
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,212)	1,220,250
Assets and liabilities in foreign currencies	(4)
Swap agreements	1,111
Delayed delivery commitments	(10,218)
Total change in net unrealized appreciation (depreciation)		1,211,139
Net gain (loss)		2,097,685
Net increase (decrease) in net assets resulting from operations		$ 2,626,091

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 528,406	$ 551,091
Net realized gain (loss)	886,546	246,657
Change in net unrealized appreciation (depreciation)	1,211,139	854,085
Net increase (decrease) in net assets resulting from operations	2,626,091	1,651,833
Distributions to shareholders from net investment income	(541,033)	(534,431)
Distributions to shareholders from net realized gain	(349,196)	-
Total distributions	(890,229)	(534,431)
Share transactions Net proceeds from sales of shares	2,744,034	2,489,903
Reinvestment of distributions	848,271	505,293
Cost of shares redeemed	(2,885,738)	(2,710,891)
Net increase (decrease) in net assets resulting from share transactions	706,567	284,305
Total increase (decrease) in net assets	2,442,429	1,401,707

Net Assets
Beginning of period	19,611,485	18,209,778
End of period (including undistributed net investment income of $63,695 and undistributed net investment income of $77,746, respectively)	$ 22,053,914	$ 19,611,485
Other Information Shares
Sold	151,098	156,096
Issued in reinvestment of distributions	47,522	31,832
Redeemed	(158,927)	(171,997)
Net increase (decrease)	39,693	15,931

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 16.96	$ 15.96	$ 18.69	$ 18.92	$ 20.22
Income from Investment Operations
Net investment income (loss) B	.45	.48	.53	.61	.61
Net realized and unrealized gain (loss)	1.79	.99	(2.35)	.78	(.36)
Total from investment operations	2.24	1.47	(1.82)	1.39	.25
Distributions from net investment income	(.46)	(.47)	(.56)	(.61)	(.58)
Distributions from net realized gain	(.30)	-	(.35)	(1.01)	(.97)
Total distributions	(.76)	(.47)	(.91)	(1.62)	(1.55)
Net asset value, end of period	$ 18.44	$ 16.96	$ 15.96	$ 18.69	$ 18.92
Total Return A	13.43%	9.45%	(10.06)%	7.56%	1.34%
Ratios to Average Net Assets C
Expenses before expense reductions	.65%	.66%	.65%	.64%	.64%
Expenses net of voluntary waivers, if any	.65%	.66%	.65%	.64%	.64%
Expenses net of all reductions	.64%	.66%	.64%	.63%	.63%
Net investment income (loss)	2.46%	3.03%	3.03%	3.23%	3.24%
Supplemental Data
Net assets, end of period (in millions)	$ 22,054	$ 19,611	$ 18,210	$ 20,921	$ 20,966
Portfolio turnover rate	67%	86%	79%	67%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Puritan Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, contingent interest, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,317,374
Unrealized depreciation	(989,250)
Net unrealized appreciation (depreciation)	2,328,124
Undistributed ordinary income	105,292
Undistributed long-term capital gain	643,414

Cost for federal income tax purposes	$ 20,776,355

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 738,420	$ 534,431
Long-term Capital Gains	151,809	-
Total	$ 890,229	$ 534,431

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Financing Transactions - continued

enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $5,052,692 and $5,504,116, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other

Annual Report

4. Fees and Other Transactions with Affiliates continued

Central Funds - continued

accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $10,511 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $199 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,224 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $9 and $142, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Puritan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Puritan Fund (a fund of Fidelity Puritan Trust) at July 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Puritan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 293 funds advised by FMR or an affiliate. Mr. McCoy oversees 295 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity Puritan Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment:1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Puritan Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Puritan Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Kevin E. Grant (44)

Year of Election or Appointment: 1995

Vice President of Puritan Fund. Mr. Grant also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Grant managed a variety of Fidelity funds.

Stephen R. Petersen (48)

Year of Election or Appointment: 2000

Vice President of Puritan Fund. Mr. Petersen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds. Mr. Petersen also serves as Vice President of FMR and FMR Co. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Puritan Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Puritan Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Puritan Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Puritan Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Puritan Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Puritan Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Puritan Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Puritan Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Puritan Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Puritan Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Puritan Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Puritan Fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Puritan Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Puritan Fund voted to pay on September 7, 2004, to shareholders of record at the opening of business on September 3, 2004, a distribution of $.58 per share derived from capital gains realized from sales of portfolio securities.

A total of 6.49% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 25%, 25%, 60%, and 60% of the dividends distributed in September, December, March and June, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 45%, 45%, 27%, and 27% of the dividends distributed in September, December, March and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	23,344,098,476.90	71.697
Against	6,743,167,438.95	20.710
Abstain	1,313,243,243.42	4.033
Broker Non-Votes	1,159,243,437.34	3.560
TOTAL	32,559,752,596.61	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	30,928,470,171.60	94.990
Withheld	1,631,282,425.01	5.010
TOTAL	32,559,752,596.61	100.000
Ralph F. Cox
Affirmative	30,868,493,057.97	94.806
Withheld	1,691,259,538.64	5.194
TOTAL	32,559,752,596.61	100.000
Laura B. Cronin
Affirmative	30,908,610,110.02	94.929
Withheld	1,651,142,486.59	5.071
TOTAL	32,559,752,596.61	100.000
Robert M. Gates
Affirmative	30,902,184,576.53	94.909
Withheld	1,657,568,020.08	5.091
TOTAL	32,559,752,596.61	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	30,886,751,008.75	94.862
Withheld	1,673,001,587.86	5.138
TOTAL	32,559,752,596.61	100.000
Abigail P. Johnson
Affirmative	30,854,130,441.89	94.762
Withheld	1,705,622,154.72	5.238
TOTAL	32,559,752,596.61	100.000
Edward C. Johnson 3d
Affirmative	30,853,722,183.43	94.760
Withheld	1,706,030,413.18	5.240
TOTAL	32,559,752,596.61	100.000
Donald J. Kirk
Affirmative	30,884,916,646.74	94.856
Withheld	1,674,835,949.87	5.144
TOTAL	32,559,752,596.61	100.000
Marie L. Knowles
Affirmative	30,933,867,397.29	95.006
Withheld	1,625,885,199.32	4.994
TOTAL	32,559,752,596.61	100.000
Ned C. Lautenbach
Affirmative	30,942,458,439.22	95.033
Withheld	1,617,294,157.39	4.967
TOTAL	32,559,752,596.61	100.000
Marvin L. Mann
Affirmative	30,891,790,430.77	94.877
Withheld	1,667,962,165.84	5.123
TOTAL	32,559,752,596.61	100.000
William O. McCoy
Affirmative	30,899,169,712.00	94.900
Withheld	1,660,582,884.61	5.100
TOTAL	32,559,752,596.61	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	30,922,038,922.09	94.970
Withheld	1,637,713,674.52	5.030
TOTAL	32,559,752,596.61	100.000
William S. Stavropoulos
Affirmative	30,920,917,920.05	94.967
Withheld	1,638,834,676.56	5.033
TOTAL	32,559,752,596.61	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisers

Fidelity International Investment Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Strategic Dividend & Income Fund

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

PUR-UANN-0904
1.789251.101

Fidelity

Value Discovery

Fund

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of fund A
Fidelity Value Discovery Fund	16.81%	17.09%

A From December 10, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Value Discovery Fund on December 10, 2002. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000® Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Scott Offen, Portfolio Manager of Fidelity Value Discovery Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12 months ending July 31, 2004, the fund gained 16.81%, underperforming the 18.04% return of the Russell 3000® Value Index, but significantly outdistancing the 9.95% gain of the LipperSM Growth Funds Average. Relative to its Lipper average, the fund benefited from strong stock selection. Compared to the Russell index, however, performance was hurt the most by an overweighting in semiconductor and semiconductor equipment stocks. Relative performance also suffered from not owning benchmark components Exxon Mobil, ChevronTexaco and ConocoPhillips, large oil producers that were major beneficiaries of higher energy prices. The fund, however, benefited from a stake in Ericsson, a Swedish maker of wireless handsets and telecommunications equipment, which rose on strong profits. In the energy sector, the fund got a boost from BJ Services, which provides pressure and pumping services to oil and gas producers, and National Oilwell, a maker of oil drilling equipment. Both stocks performed well following stronger-than-expected earnings.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Actual	$ 1,000.00	$ 986.70	$ 5.09
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.81	$ 5.19

* Expenses are equal to the Fund's annualized expense ratio of 1.03%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Manufactured Home Communities, Inc.	2.4	0.1
Cooper Cameron Corp.	2.3	1.8
BJ Services Co.	2.3	1.5
ENSCO International, Inc.	2.3	1.0
SBC Communications, Inc.	2.2	0.9
J.P. Morgan Chase & Co.	2.0	0.0
American International Group, Inc.	2.0	1.5
Lehman Brothers Holdings, Inc.	1.9	2.0
Wachovia Corp.	1.9	0.0
Pride International, Inc.	1.7	0.5
	21.0
Top Five Market Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	19.3	12.6
Financials	17.5	22.5
Information Technology	16.9	16.4
Consumer Discretionary	9.9	13.1
Materials	9.3	9.2
Asset Allocation (% of fund's net assets)
As of July 31, 2004*		As of January 31, 2004**
	Stocks 99.5%		Stocks 97.3%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	11.3%	** Foreign investments	14.4%

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.9%
Hotels, Restaurants & Leisure - 2.0%
McDonald's Corp.	20,500	$ 563,750
Wendy's International, Inc.	16,400	586,628
		1,150,378
Household Durables - 0.6%
Champion Enterprises, Inc. (a)	34,000	330,820
Media - 4.2%
Clear Channel Communications, Inc.	8,235	293,990
E.W. Scripps Co. Class A	2,200	225,324
Fox Entertainment Group, Inc. Class A (a)	8,800	237,864
Lamar Advertising Co. Class A (a)	6,500	261,365
News Corp. Ltd. ADR	8,000	271,200
Time Warner, Inc. (a)	11,780	196,137
Viacom, Inc. Class B (non-vtg.)	20,900	702,031
Walt Disney Co.	13,400	309,406
		2,497,317
Multiline Retail - 0.6%
Nordstrom, Inc.	8,000	351,200
Specialty Retail - 1.0%
Foot Locker, Inc.	11,600	261,000
Toys 'R' Us, Inc. (a)	20,400	335,784
		596,784
Textiles Apparel & Luxury Goods - 1.5%
Liz Claiborne, Inc.	8,140	294,587
Perry Ellis International, Inc. (a)	6,500	153,140
Polo Ralph Lauren Corp. Class A	8,300	273,568
Warnaco Group, Inc. (a)	9,100	171,990
		893,285
TOTAL CONSUMER DISCRETIONARY		5,819,784
CONSUMER STAPLES - 1.6%
Food & Staples Retailing - 0.2%
Safeway, Inc. (a)	5,663	119,659
Food Products - 1.4%
Bunge Ltd.	4,700	188,611
Corn Products International, Inc.	3,900	168,168
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - continued
General Mills, Inc.	3,900	$ 175,110
Smithfield Foods, Inc. (a)	10,600	300,404
		832,293
TOTAL CONSUMER STAPLES		951,952
ENERGY - 19.3%
Energy Equipment & Services - 17.8%
BJ Services Co. (a)	27,491	1,365,203
Cooper Cameron Corp. (a)	26,762	1,367,271
Diamond Offshore Drilling, Inc.	12,200	298,168
ENSCO International, Inc.	44,589	1,342,575
Grant Prideco, Inc. (a)	20,385	385,073
Nabors Industries Ltd. (a)	20,530	954,645
National-Oilwell, Inc. (a)	23,607	789,654
Noble Corp. (a)	8,223	318,395
Pride International, Inc. (a)	55,834	1,005,012
Rowan Companies, Inc. (a)	25,500	622,710
Smith International, Inc. (a)	7,708	449,222
Transocean, Inc. (a)	10,100	286,840
Varco International, Inc. (a)	31,438	759,856
Weatherford International Ltd. (a)	7,979	373,258
Willbros Group, Inc. (a)	12,900	189,759
		10,507,641
Oil & Gas - 1.5%
Premcor, Inc. (a)	5,400	193,860
Top Tankers, Inc.	26,500	303,425
Valero Energy Corp.	5,200	389,584
		886,869
TOTAL ENERGY		11,394,510
FINANCIALS - 17.5%
Capital Markets - 3.5%
Lehman Brothers Holdings, Inc.	16,090	1,127,909
Merrill Lynch & Co., Inc.	9,510	472,837
Morgan Stanley	9,710	478,994
		2,079,740
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - 2.9%
Bank of America Corp.	6,800	$ 578,068
Wachovia Corp.	25,000	1,107,750
		1,685,818
Consumer Finance - 0.5%
MBNA Corp.	11,600	286,404
Diversified Financial Services - 2.0%
J.P. Morgan Chase & Co.	31,125	1,161,896
Insurance - 5.4%
AFLAC, Inc.	6,800	269,552
AMBAC Financial Group, Inc.	2,500	177,775
American International Group, Inc.	16,400	1,158,660
Endurance Specialty Holdings Ltd.	5,900	194,995
Hartford Financial Services Group, Inc.	3,900	253,890
Montpelier Re Holdings Ltd.	6,700	237,046
PartnerRe Ltd.	8,020	419,526
St. Paul Travelers Companies, Inc.	12,915	478,759
		3,190,203
Real Estate - 2.9%
Apartment Investment & Management Co. Class A	9,900	316,503
Manufactured Home Communities, Inc.	44,474	1,409,379
		1,725,882
Thrifts & Mortgage Finance - 0.3%
Countrywide Financial Corp.	2,400	173,040
TOTAL FINANCIALS		10,302,983
HEALTH CARE - 8.1%
Health Care Equipment & Supplies - 3.3%
Baxter International, Inc.	16,000	481,120
Dade Behring Holdings, Inc. (a)	19,100	949,079
Fisher Scientific International, Inc. (a)	5,900	343,380
PolyMedica Corp.	6,300	191,898
		1,965,477
Health Care Providers & Services - 1.9%
Henry Schein, Inc. (a)	4,700	315,370
Lincare Holdings, Inc. (a)	7,000	223,580
ProxyMed, Inc. (a)	14,900	239,741
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
UnitedHealth Group, Inc.	2,700	$ 169,830
WebMD Corp. (a)	25,800	210,012
		1,158,533
Pharmaceuticals - 2.9%
Merck & Co., Inc.	12,700	575,945
Pfizer, Inc.	8,100	258,876
Schering-Plough Corp.	29,000	564,340
Wyeth	8,200	290,280
		1,689,441
TOTAL HEALTH CARE		4,813,451
INDUSTRIALS - 6.1%
Aerospace & Defense - 3.4%
EADS NV	9,700	267,078
EDO Corp.	5,200	123,136
Goodrich Corp.	9,300	300,669
Honeywell International, Inc.	9,800	368,578
Lockheed Martin Corp.	6,400	339,136
Precision Castparts Corp.	5,500	309,815
United Defense Industries, Inc. (a)	8,700	301,455
		2,009,867
Air Freight & Logistics - 1.1%
CNF, Inc.	8,000	330,080
Dynamex, Inc. (a)	19,900	309,445
		639,525
Construction & Engineering - 0.0%
Fluor Corp.	200	9,110
Electrical Equipment - 0.3%
A.O. Smith Corp.	6,400	183,808
Machinery - 1.3%
AGCO Corp. (a)	9,200	192,464
ITT Industries, Inc.	3,700	295,815
Manitowoc Co., Inc.	8,200	278,062
		766,341
TOTAL INDUSTRIALS		3,608,651
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 16.9%
Communications Equipment - 4.4%
Alcatel SA sponsored ADR (a)	41,420	$ 535,975
Andrew Corp. (a)	20,320	220,472
Avaya, Inc. (a)	21,410	313,657
Juniper Networks, Inc. (a)	5,000	114,800
Marconi Corp. PLC (a)	71,540	814,237
Motorola, Inc.	17,020	271,129
Telefonaktiebolaget LM Ericsson ADR (a)	11,200	299,152
		2,569,422
Computers & Peripherals - 1.5%
Dell, Inc. (a)	5,200	184,444
EMC Corp. (a)	24,400	267,668
Storage Technology Corp. (a)	11,410	284,680
Western Digital Corp. (a)	25,270	177,143
		913,935
Electronic Equipment & Instruments - 4.2%
Amphenol Corp. Class A (a)	100	3,143
Celestica, Inc. (sub. vtg.) (a)	33,500	571,081
Flextronics International Ltd. (a)	46,600	585,762
Ingram Micro, Inc. Class A (a)	22,310	317,918
Mettler-Toledo International, Inc. (a)	5,900	246,030
Molex, Inc.	9,300	269,328
Symbol Technologies, Inc.	19,300	252,637
Tech Data Corp. (a)	7,040	263,718
		2,509,617
IT Services - 2.0%
Acxiom Corp.	8,000	176,000
Affiliated Computer Services, Inc. Class A (a)	5,600	290,640
Ceridian Corp. (a)	28,900	520,200
DST Systems, Inc. (a)	3,900	177,684
		1,164,524
Semiconductors & Semiconductor Equipment - 2.7%
Agere Systems, Inc. Class A (a)	129,400	160,456
DSP Group, Inc. (a)	9,700	191,187
Lam Research Corp. (a)	12,800	305,280
National Semiconductor Corp. (a)	27,300	468,195
Samsung Electronics Co. Ltd.	620	221,637
Teradyne, Inc. (a)	14,200	242,820
		1,589,575
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 2.1%
Amdocs Ltd. (a)	6,100	$ 132,370
BEA Systems, Inc. (a)	21,700	140,833
Cadence Design Systems, Inc. (a)	13,610	183,327
McAfee, Inc. (a)	8,800	158,224
Microsoft Corp.	10,080	286,877
Siebel Systems, Inc. (a)	18,700	150,722
VERITAS Software Corp. (a)	8,400	160,104
		1,212,457
TOTAL INFORMATION TECHNOLOGY		9,959,530
MATERIALS - 9.3%
Chemicals - 1.9%
Dow Chemical Co.	10,880	434,003
Millennium Chemicals, Inc.	17,400	307,110
Olin Corp.	23,080	398,822
		1,139,935
Containers & Packaging - 1.3%
Anchor Glass Container Corp.	11,000	155,320
Packaging Corp. of America	12,900	301,344
Smurfit-Stone Container Corp. (a)	17,700	329,397
		786,061
Metals & Mining - 5.2%
Agnico-Eagle Mines Ltd.	7,200	95,115
Alcan, Inc.	7,200	284,804
Alcoa, Inc.	9,200	294,676
CONSOL Energy, Inc.	10,600	379,904
Inco Ltd. (a)	9,400	311,719
Nucor Corp.	8,800	736,120
Peabody Energy Corp.	6,100	342,698
Phelps Dodge Corp.	4,700	366,318
Wheaton River Minerals Ltd. (a)	91,100	229,592
		3,040,946
Paper & Forest Products - 0.9%
International Paper Co.	7,500	324,225
Votorantim Celulose e Papel SA sponsored ADR	5,400	193,104
		517,329
TOTAL MATERIALS		5,484,271
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 7.5%
Diversified Telecommunication Services - 4.5%
BellSouth Corp.	18,240	$ 494,122
Citizens Communications Co. (a)	21,000	302,400
SBC Communications, Inc.	49,920	1,264,973
Verizon Communications, Inc.	15,400	593,516
		2,655,011
Wireless Telecommunication Services - 3.0%
American Tower Corp. Class A (a)	42,252	610,964
Crown Castle International Corp. (a)	29,310	413,857
SpectraSite, Inc. (a)	17,250	741,750
		1,766,571
TOTAL TELECOMMUNICATION SERVICES		4,421,582
UTILITIES - 3.3%
Electric Utilities - 2.2%
PG&E Corp. (a)	17,400	496,596
PPL Corp.	2,700	125,145
TXU Corp.	16,790	665,891
		1,287,632
Multi-Utilities & Unregulated Power - 1.1%
AES Corp. (a)	38,300	369,595
Sierra Pacific Resources (a)	33,100	272,082
		641,677
TOTAL UTILITIES		1,929,309
TOTAL COMMON STOCKS (Cost $53,159,117)		58,686,023
Money Market Funds - 2.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.33% (b)	1,022,569	$ 1,022,569
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	267,250	267,250
TOTAL MONEY MARKET FUNDS (Cost $1,289,819)		1,289,819
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $54,448,936)		59,975,842
NET OTHER ASSETS - (1.7)%		(995,267)
NET ASSETS - 100%		$ 58,980,575
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.7%
Canada	2.6%
Bermuda	1.7%
United Kingdom	1.6%
Singapore	1.0%
Others (individually less than 1%)	4.4%
100.0%
Income Tax Information
The fund hereby designates approximately $48,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $259,920) (cost $54,448,936) - See accompanying schedule		$ 59,975,842
Receivable for investments sold		2,835
Receivable for fund shares sold		62,216
Dividends receivable		45,359
Interest receivable		1,327
Prepaid expenses		66
Other receivables		8,902
Total assets		60,096,547

Liabilities
Payable for investments purchased	$ 751,168
Payable for fund shares redeemed	19,223
Accrued management fee	25,971
Other affiliated payables	15,805
Other payables and accrued expenses	36,555
Collateral on securities loaned, at value	267,250
Total liabilities		1,115,972

Net Assets		$ 58,980,575
Net Assets consist of:
Paid in capital		$ 51,165,085
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,288,604
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,526,886
Net Assets, for 4,667,412 shares outstanding		$ 58,980,575
Net Asset Value, offering price and redemption price per share ($58,980,575 ÷ 4,667,412 shares)		$ 12.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Year ended July 31, 2004

Investment Income
Dividends		$ 410,874
Interest		10,606
Security lending		6,181
Total income		427,661

Expenses
Management fee Basic fee	$ 283,160
Performance adjustment	(6,929)
Transfer agent fees	130,600
Accounting and security lending fees	42,697
Non-interested trustees' compensation	222
Custodian fees and expenses	13,262
Registration fees	44,682
Audit	37,248
Legal	3,092
Miscellaneous	5,436
Total expenses before reductions	553,470
Expense reductions	(23,650)	529,820
Net investment income (loss)		(102,159)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,155,485
Foreign currency transactions	(16)
Total net realized gain (loss)		3,155,469
Change in net unrealized appreciation (depreciation) on: Investment securities	2,818,031
Assets and liabilities in foreign currencies	(20)
Total change in net unrealized appreciation (depreciation)		2,818,011
Net gain (loss)		5,973,480
Net increase (decrease) in net assets resulting from operations		$ 5,871,321

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2004	December 10, 2002 (commencement of operations) to July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (102,159)	$ (20,512)
Net realized gain (loss)	3,155,469	269,031
Change in net unrealized appreciation (depreciation)	2,818,011	2,708,875
Net increase (decrease) in net assets resulting from operations	5,871,321	2,957,394
Distributions to shareholders from net realized gain	(1,011,654)	-
Share transactions Net proceeds from sales of shares	50,271,629	40,700,057
Reinvestment of distributions	956,450	-
Cost of shares redeemed	(32,080,890)	(8,683,732)
Net increase (decrease) in net assets resulting from share transactions	19,147,189	32,016,325
Total increase (decrease) in net assets	24,006,856	34,973,719

Net Assets
Beginning of period	34,973,719	-
End of period (including undistributed net investment income of $0 and $0, respectively)	$ 58,980,575	$ 34,973,719
Other Information Shares
Sold	4,011,736	3,999,190
Issued in reinvestment of distributions	81,454	-
Redeemed	(2,580,456)	(844,512)
Net increase (decrease)	1,512,734	3,154,678

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.01)
Net realized and unrealized gain (loss)	1.87	1.10
Total from investment operations	1.84	1.09
Distributions from net realized gain	(.29)	-
Net asset value, end of period	$ 12.64	$ 11.09
Total Return B, C	16.81%	10.90%
Ratios to Average Net Assets F
Expenses before expense reductions	1.13%	1.63% A
Expenses net of voluntary waivers, if any	1.13%	1.50% A
Expenses net of all reductions	1.08%	1.44% A
Net investment income (loss)	(.21)%	(.14)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,981	$ 34,974
Portfolio turnover rate	164%	158% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 10, 2002 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Value Discovery Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,821,767
Unrealized depreciation	(1,855,725)
Net unrealized appreciation (depreciation)	4,966,042
Undistributed ordinary income	856,039
Undistributed long-term capital gain	1,497,058
Cost for federal income tax purposes	$ 55,009,800

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 1,011,654	$ -

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $97,142,787 and $78,784,189, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. The fund's performance adjustment took effect in December 2003. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .56% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,170 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19,129 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency

Annual Report

6. Security Lending - continued

or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $23,650 for the period.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 10, 2002 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from December 10, 2002 to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 295 funds advised by FMR or an affiliate. Mr. McCoy oversees 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity Value Discovery Fund (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Puritan Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Fidelity Value Discovery Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Scott Offen (44)

Year of Election or Appointment: 2003

Vice President of Fidelity Value Discovery Fund. Prior to assuming his current responsibilities, Mr. Offen managed a variety of Fidelity funds. Mr. Offen also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (55)

Year of Election or Appointment: 2002

Secretary of Fidelity Value Discovery Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Fidelity Value Discovery Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Fidelity Value Discovery Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Fidelity Value Discovery Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Value Discovery Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Value Discovery Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Value Discovery Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 2002 Assistant Treasurer of Fidelity Value Discovery Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Value Discovery Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Fidelity Value Discovery Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Fidelity Value Discovery Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Value Discovery Fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Value Discovery Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Value Discovery voted to pay on September 7, 2004, to shareholders of record at the opening of business on September 3, 2004, a distribution of $0.51 per share derived from capital gains realized from sales of portfolio securities.

The fund designates 32% and 31% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 34% and 33% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	23,344,098,476.90	71.697
Against	6,743,167,438.95	20.710
Abstain	1,313,243,243.42	4.033
Broker Non-Votes	1,159,243,437.34	3.560
TOTAL	32,559,752,596.61	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	30,928,470,171.60	94.990
Withheld	1,631,282,425.01	5.010
TOTAL	32,559,752,596.61	100.000
Ralph F. Cox
Affirmative	30,868,493,057.97	94.806
Withheld	1,691,259,538.64	5.194
TOTAL	32,559,752,596.61	100.000
Laura B. Cronin
Affirmative	30,908,610,110.02	94.929
Withheld	1,651,142,486.59	5.071
TOTAL	32,559,752,596.61	100.000
Robert M. Gates
Affirmative	30,902,184,576.53	94.909
Withheld	1,657,568,020.08	5.091
TOTAL	32,559,752,596.61	100.000
George H. Heilmeier
Affirmative	30,886,751,008.75	94.862
Withheld	1,673,001,587.86	5.138
TOTAL	32,559,752,596.61	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	30,854,130,441.89	94.762
Withheld	1,705,622,154.72	5.238
TOTAL	32,559,752,596.61	100.000
Edward C. Johnson 3d
Affirmative	30,853,722,183.43	94.760
Withheld	1,706,030,413.18	5.240
TOTAL	32,559,752,596.61	100.000
Donald J. Kirk
Affirmative	30,884,916,646.74	94.856
Withheld	1,674,835,949.87	5.144
TOTAL	32,559,752,596.61	100.000
Marie L. Knowles
Affirmative	30,933,867,397.29	95.006
Withheld	1,625,885,199.32	4.994
TOTAL	32,559,752,596.61	100.000
Ned C. Lautenbach
Affirmative	30,942,458,439.22	95.033
Withheld	1,617,294,157.39	4.967
TOTAL	32,559,752,596.61	100.000
Marvin L. Mann
Affirmative	30,891,790,430.77	94.877
Withheld	1,667,962,165.84	5.123
TOTAL	32,559,752,596.61	100.000
William O. McCoy
Affirmative	30,899,169,712.00	94.900
Withheld	1,660,582,884.61	5.100
TOTAL	32,559,752,596.61	100.000
Robert L. Reynolds
Affirmative	30,922,038,922.09	94.970
Withheld	1,637,713,674.52	5.030
TOTAL	32,559,752,596.61	100.000
William S. Stavropoulos
Affirmative	30,920,917,920.05	94.967
Withheld	1,638,834,676.56	5.033
TOTAL	32,559,752,596.61	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

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Export and Multinational Fund

Fidelity Fifty®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

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Stock Selector

Structured Large Cap Growth Fund

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Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
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(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
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www.fidelity.com

FVD-UANN-0904
1.789714.101

Item 2. Code of Ethics

As of the end of the period, July 31, 2004, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund and Fidelity Puritan Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Balanced Fund	$98,000	$80,000
Fidelity Low-Priced Stock Fund	$135,000	$84,000
Fidelity Puritan Fund	$205,000	$178,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$9,600,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Value Discovery Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A,B
Fidelity Value Discovery Fund	$33,000	$32,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,200,000	$3,600,000
A	Aggregate amounts may reflect rounding.
B	The fund commenced operations on December 10, 2002.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Fidelity Balanced Fund	$0	$0
Fidelity Low-Priced Stock Fund	$0	$0
Fidelity Puritan Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B, C
Fidelity Value Discovery Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	The fund commenced operations on December 10, 2002.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A	2003A, B, C
PwC	$50,000	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Value Discovery Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Balanced Fund	$3,900	$3,600
Fidelity Low-Priced Stock Fund	$2,300	$2,100
Fidelity Puritan Fund	$3,900	$3,600
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2004A	2003A, B, C
Fidelity Value Discovery Fund	$3,100	$3,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	The fund commenced operations on December 10, 2002.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B, C
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Value Discovery Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B
Fidelity Balanced Fund	$9,300	$7,600
Fidelity Low-Priced Stock Fund	$22,800	$14,600
Fidelity Puritan Fund	$19,200	$18,700
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2004A	2003A, B, C
Fidelity Value Discovery Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	The fund commenced operations on December 10, 2002.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B, C
PwC	$280,000	$300,000
Deloitte Entities	$790,000	$650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Value Discovery Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended July 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Balanced Fund	0%
Fidelity Low-Priced Stock Fund	0%
Fidelity Puritan Fund	0%

According to Deloitte Entities for the fiscal year ended July 31, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Fidelity Value Discovery Fund	0%

(g) For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate fees billed by PwC of $1,900,000A and $2,050,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$400,000	$350,000
Non-Covered Services	$1,500,000	$1,700,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate fees billed by Deloitte Entities of $2,000,000A and $1,250,000A,B,C for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B, C
Covered Services	$800,000	$650,000
Non-Covered Services	$1,200,000	$600,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Value Discovery Fund's commencement of operations.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 23, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	September 23, 2004